As filed with the Securities and Exchange Commission on July 9, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Teresa M. Nilsen
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2021

Date of reporting period: April 30, 2021

Item 1. Reports to Stockholders.

(a)
SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY CORNERSTONE GROWTH FUND

Investor Class  HFCGX
Institutional Class  HICGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

I can hardly believe that we have been navigating through one of the worst pandemics in modern history for more than a year. From the start, our thoughts have been with those affected by COVID-19 and with our frontline healthcare and essential workers. We are encouraged by the rapid rollout of vaccines and the continued reopening of the economy, and we hope this signals a turning point.

This is the first time in over 20 years in this business that I have witnessed volatility as extreme as the volatility that has rocked the financial markets and the economy over the past year. Both the pace of change and the magnitude of change have been staggering. As I reflect on this, I am reminded of a scientific concept called “punctuated equilibrium.” Biologist Stephen Jay Gould revolutionized evolutionary thinking with this theory, which challenged the prevailing belief that biological change happens slowly, consistently, and methodically over time. His theory instead proposed that change happens abruptly and dramatically and that new species pop up and others vanish rapidly, sometimes caused by catastrophic events. In between these explosive periods are much longer intervals of relative stability.

The dramatic market downdraft brought on by the pandemic, followed by the equally dramatic recovery, have been jarring. We witnessed an explosion of IPOs, a plethora of bankruptcies, and a dramatic change in market leadership. Yet unlike in the biological world, we are able to respond to stock market crises and try to dampen their negative impact. There have been numerous and unprecedented fiscal and monetary responses from the Federal Reserve and the U.S. government, and in many ways these measures may have spurred the economic recovery.

For the first six months of our fiscal year through April 30, 2021, the market appeared to be on a relentless march higher, with the S&P 500® Index rising 28.85% on a total return basis, setting new all-time highs 35 times in 124 trading days and closing at its then-highest level ever on April 29, 2021. We saw a dramatic shift back toward value investing, and many of the sectors and individual stocks that had underperformed for most of last year soared. Value outperformed growth, small-caps beat mid-caps, and mid-caps beat large-caps. The Energy and Financials sectors skyrocketed, as evidenced by the S&P 500® Energy Index’s total return of 75.94% and the Russell 1000® Index Financials’ total return of 52.00% during the six-month period. As we begin to move beyond the chaos caused by the pandemic, solid market fundamentals are reappearing, which we believe underscores the health and strength of our economy.

We are pleased with the performance of our mutual funds during the first half of our fiscal year. On an absolute basis, each of our 16 Funds achieved positive performance, and 11 of our 16 funds outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index, and three of our sector Funds posted total returns of over 50%, due primarily to their focus on the Energy and Financials sectors. We believe this was a favorable period for both our style of high-conviction investing as well as the areas and sectors of the market in which our Funds focus. While performance may wax and wane over a complete market cycle, we remain committed to managing our portfolios for long-term performance, ever mindful of downside risk.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Circling back to Gould’s theory of punctuated equilibrium, we are left with the question, “Where do we go from here?” Are we entering a more stable period in the economy and the market, similar to the periods of relative stasis in the geological record? We are optimistic that this may in fact be the case and that the markets will return to a less volatile part of the cycle. But, with history as our guide, we know that even the greatest bull markets have experienced corrections along the way. While certain individual stock or sector valuations might look stretched, we believe the market as a whole has more room to run. Strong GDP growth and increasing earnings expectations for this year, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and a measured reopening of certain parts of the economy all support the market moving higher from here.

We remain committed to our shareholders as we thoughtfully navigate these unprecedented times. We know that you have a multitude of investment options to choose from, and we are grateful for the trust you put in us and your continued interest and investment in our family of Funds. Should you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	49.02%	99.40%	11.89%	10.20%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)	49.27%	100.06%	12.27%	10.54%
Russell 2000® Index	48.06%	74.91%	16.48%	11.63%
S&P 500® Index	28.85%	45.98%	17.42%	14.17%

Expense ratios:  1.36% (Investor Class); 1.05% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization, representing approximately 8% of the Russell 3000® Index in terms of total market capitalization. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY CORNERSTONE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Hovnanian Enterprises, Inc., Class A	4.67%
Danaos Corp.	3.36%
Citi Trends, Inc.	2.94%
Yellow Corp.	2.90%
Century Aluminum Co.	2.51%
United Natural Foods, Inc.	2.40%
Hibbett Sports, Inc.	2.36%
Signet Jewelers Ltd.	2.32%
AutoNation, Inc.	2.31%
MarineMax, Inc.	2.24%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 96.70%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 2.42%
Fluent, Inc. (a)	489,000	$1,819,080	1.03%
Gogo, Inc. (a)	234,000	2,438,280	1.39%
		4,257,360	2.42%

Consumer Discretionary – 43.16%
1-800-Flowers.com, Inc., Class A (a)	98,700	3,155,932	1.79%
AutoNation, Inc. (a)	39,700	4,068,456	2.31%
Bed Bath & Beyond, Inc. (a)	112,100	2,838,372	1.61%
Big 5 Sporting Goods Corp.	208,000	3,810,560	2.17%
Big Lots, Inc.	56,500	3,895,110	2.22%
Citi Trends, Inc. (a)	49,400	5,167,240	2.94%
GoPro, Inc., Class A (a)	282,700	3,174,721	1.81%
Green Brick Partners, Inc. (a)	139,600	3,603,076	2.05%
Hibbett Sports, Inc. (a)	52,300	4,155,235	2.36%
Hovnanian Enterprises, Inc., Class A (a)	61,900	8,207,321	4.67%
Kirkland’s, Inc. (a)	112,700	3,335,920	1.90%
Lands’ End, Inc. (a)	104,400	2,405,376	1.37%
Lithia Motors, Inc., Class A	8,800	3,382,544	1.92%
Lumber Liquidators Holdings, Inc. (a)	100,345	2,405,270	1.37%
MarineMax, Inc. (a)	69,300	3,936,240	2.24%
Qurate Retail Group, Inc.	238,300	2,835,770	1.61%
Signet Jewelers Ltd. (a)(b)	68,300	4,080,925	2.32%
Sportsman’s Warehouse Holdings, Inc. (a)	167,800	2,946,568	1.68%
Turtle Beach Corp. (a)	102,300	2,842,917	1.62%
Vista Outdoor, Inc. (a)	94,700	3,088,167	1.76%
VOXX International Corp. (a)	149,000	2,540,450	1.44%
		75,876,170	43.16%

Consumer Staples – 6.97%
BJ’s Wholesale Club Holdings, Inc. (a)	69,000	3,082,230	1.75%
Nu Skin Enterprises, Inc., Class A	49,600	2,621,856	1.49%
SunOpta, Inc. (a)(b)	188,200	2,331,798	1.33%
United Natural Foods, Inc. (a)	114,400	4,216,784	2.40%
		12,252,668	6.97%

Energy – 2.72%
Centrus Energy Corp., Class A (a)	133,900	3,064,971	1.75%
Renewable Energy Group, Inc. (a)	30,800	1,710,016	0.97%
		4,774,987	2.72%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials – 3.34%
PennyMac Financial Services, Inc.	46,800	$2,817,828	1.60%
Virtu Financial, Inc., Class A	103,200	3,057,816	1.74%
		5,875,644	3.34%

Health Care – 9.50%
Community Health Systems, Inc. (a)	315,200	3,514,480	2.00%
Covetrus, Inc. (a)	85,200	2,440,980	1.39%
Molina Healthcare, Inc. (a)	13,800	3,520,380	2.00%
Owens & Minor, Inc.	100,200	3,616,218	2.06%
Surgery Partners, Inc. (a)	74,800	3,605,360	2.05%
		16,697,418	9.50%

Industrials – 15.78%
BlueLinx Holdings, Inc. (a)	76,400	3,855,908	2.19%
Danaos Corp. (a)(b)	108,703	5,901,486	3.36%
Infrastructure and Energy Alternatives, Inc. (a)	143,000	1,884,740	1.07%
MYR Group, Inc. (a)	49,500	3,856,050	2.19%
Quanta Services, Inc.	38,400	3,710,976	2.11%
Titan Machinery, Inc. (a)	131,600	3,436,076	1.96%
Yellow Corp. (a)	555,100	5,090,267	2.90%
		27,735,503	15.78%

Information Technology – 6.33%
Alpha & Omega Semiconductor Ltd. (a)(b)	90,200	2,805,220	1.60%
MoneyGram International, Inc. (a)	365,200	2,519,880	1.43%
Ultra Clean Holdings, Inc. (a)	71,200	3,636,184	2.07%
VirnetX Holding Corp.	466,100	2,172,026	1.23%
		11,133,310	6.33%

Materials – 6.48%
Century Aluminum Co. (a)	282,100	4,417,686	2.51%
Rayonier Advanced Materials, Inc. (a)	367,959	3,344,747	1.90%
Tronox Holdings PLC, Class A (b)	171,300	3,631,560	2.07%
		11,393,993	6.48%
Total Common Stocks
(Cost $153,977,824)		169,997,053	96.70%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

SHORT-TERM INVESTMENTS – 3.47%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 3.47%
First American Government Obligations Fund,
Institutional Class, 0.03% (c)	6,109,164	$6,109,164	3.47%

Total Short-Term Investments
(Cost $6,109,164)		6,109,164	3.47%

Total Investments
(Cost $160,086,988) – 100.17%		176,106,217	100.17%
Liabilities in Excess of Other Assets – (0.17)%		(294,616)	(0.17)%

TOTAL NET ASSETS – 100.00%		$175,811,601	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2021.

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$4,257,360	$—	$—	$4,257,360
Consumer Discretionary	75,876,170	—	—	75,876,170
Consumer Staples	12,252,668	—	—	12,252,668
Energy	4,774,987	—	—	4,774,987
Financials	5,875,644	—	—	5,875,644
Health Care	16,697,418	—	—	16,697,418
Industrials	27,735,503	—	—	27,735,503
Information Technology	11,133,310	—	—	11,133,310
Materials	11,393,993	—	—	11,393,993
Total Common Stocks	$169,997,053	$—	$—	$169,997,053
Short-Term Investments
Money Market Funds	$6,109,164	$—	$—	$6,109,164
Total Short-Term Investments	$6,109,164	$—	$—	$6,109,164
Total Investments	$176,106,217	$—	$—	$176,106,217

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $160,086,988)	$176,106,217
Dividends and interest receivable	1,182
Receivable for fund shares sold	4,813
Prepaid expenses and other assets	19,487
Total assets	176,131,699

LIABILITIES:
Payable for fund shares redeemed	41,826
Payable to advisor	105,602
Payable to sub-transfer agents	39,790
Payable to administrator	32,783
Payable to auditor	11,227
Accrued distribution fees	67,677
Accrued service fees	12,969
Accrued trustees fees	4,578
Accrued expenses and other payables	3,646
Total liabilities	320,098
NET ASSETS	$175,811,601

NET ASSETS CONSISTS OF:
Capital stock	$120,602,574
Total distributable earnings	55,209,027
Total net assets	$175,811,601

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$159,935,624
Shares issued and outstanding	5,389,945
Net asset value, offering price, and redemption price per share	$29.67

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$15,875,977
Shares issued and outstanding	514,300
Net asset value, offering price, and redemption price per share	$30.87

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$741,004
Interest income	712
Total investment income	741,716

EXPENSES:
Investment advisory fees (See Note 5)	575,976
Sub-transfer agent expenses – Investor Class (See Note 5)	109,849
Sub-transfer agent expenses – Institutional Class (See Note 5)	4,882
Distribution fees – Investor Class (See Note 5)	105,898
Administration, accounting, custody, and transfer agent fees (See Note 5)	91,701
Service fees – Investor Class (See Note 5)	70,599
Federal and state registration fees	16,275
Compliance expense (See Note 5)	13,844
Audit fees	11,227
Trustees’ fees and expenses	9,500
Reports to shareholders	8,253
Legal fees	817
Other expenses	10,385
Total expenses	1,029,206
NET INVESTMENT LOSS	$(287,490)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$41,824,404
Net change in unrealized appreciation/depreciation on investments	17,312,496
Net gain on investments	59,136,900
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,849,410

(1)	Net of foreign taxes withheld and issuance fees of $2,958.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment loss	$(287,490)	$(510,935)
Net realized gain on investments	41,824,404	10,883,233
Net change in unrealized
appreciation/depreciation on investments	17,312,496	(7,115,920)
Net increase in net assets resulting from operations	58,849,410	3,256,378

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	5,412,783	1,531,765
Proceeds from shares subscribed – Institutional Class	964,945	413,552
Cost of shares redeemed – Investor Class	(9,753,599)	(18,630,110)
Cost of shares redeemed – Institutional Class	(2,276,847)	(3,680,802)
Net decrease in net assets derived
from capital share transactions	(5,652,718)	(20,365,595)
TOTAL INCREASE (DECREASE) IN NET ASSETS	53,196,692	(17,109,217)

NET ASSETS:
Beginning of period	122,614,909	139,724,126
End of period	$175,811,601	$122,614,909

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	196,344	86,853
Shares sold – Institutional Class	34,246	22,734
Shares redeemed – Investor Class	(379,078)	(1,047,908)
Shares redeemed – Institutional Class	(83,522)	(196,584)
Net decrease in shares outstanding	(232,010)	(1,134,905)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$19.91

Income from investment operations:
Net investment loss	(0.05	)(1)
Net realized and unrealized gains (losses) on investments	9.81
Total from investment operations	9.76

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$29.67

TOTAL RETURN	49.02	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$159.94
Ratio of expenses to average net assets	1.35	%(3)
Ratio of net investment loss to average net assets	(0.40	)%(3)
Portfolio turnover rate(4)	104	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020		2019		2018	2017	2016

$19.15		$22.17		$24.16	$18.98	$20.00

(0.08	)(1)	(0.01	)(1)	(0.17)	(0.09)	(0.02)
0.84		(1.19)		(1.82)	5.27	(0.98)
0.76		(1.20)		(1.99)	5.18	(1.00)

—		—		—	—	(0.02)
—		(1.82)		—	—	—
—		(1.82)		—	—	(0.02)
$19.91		$19.15		$22.17	$24.16	$18.98

3.97%		-5.19%		-8.24%	27.29%	-5.00%

$110.96		$125.10		$158.98	$197.22	$184.61
1.36%		1.34%		1.30%	1.30%	1.32%
(0.45)%		(0.07)%		(0.56)%	(0.33)%	(0.18)%
98%		95%		133%	98%	97%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$20.68

Income from investment operations:
Net investment income (loss)	(0.01	)(1)
Net realized and unrealized gains (losses) on investments	10.20
Total from investment operations	10.19

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$30.87

TOTAL RETURN	49.27	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$15.88
Ratio of expenses to average net assets	1.01	%(3)
Ratio of net investment income (loss) to average net assets	(0.05	)%(3)
Portfolio turnover rate(4)	104	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020		2019	2018	2017	2016

$19.83		$22.88	$24.85	$19.46	$20.47

(0.03	)(1)	0.05 (1)	0.11	0.01	0.17
0.88		(1.22)	(2.08)	5.38	(1.13)
0.85		(1.17)	(1.97)	5.39	(0.96)

—		—	—	—	(0.05)
—		(1.88)	—	—	—
—		(1.88)	—	—	(0.05)
$20.68		$19.83	$22.88	$24.85	$19.46

4.29%		-4.86%	-7.93%	27.70%	-4.69%

$11.65		$14.62	$20.52	$31.65	$25.74
1.05%		1.01%	0.96%	0.97%	0.98%
(0.14)%		0.27%	(0.23)%	(0.00)%	0.14%
98%		95%	133%	98%	97%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of partnership income and wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

WWW.HENNESSYFUNDS.COM
16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

HENNESSY FUNDS	1-800-966-4354
17

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

HENNESSY FUNDS	1-800-966-4354
19

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $154,780,535 and $162,654,024, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund did not have any borrowings outstanding under the line of credit.

HENNESSY FUNDS	1-800-966-4354
21

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$124,110,252
Gross tax unrealized appreciation	$18,169,766
Gross tax unrealized depreciation	(19,469,019)
Net tax unrealized appreciation/(depreciation)	$(1,299,253)
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(2,341,130)
Total accumulated gain/(loss)	$(3,640,383)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had $1,916,363 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2020, the Fund deferred, on a tax basis, a late-year ordinary loss of $424,767. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2021 (year to date) and fiscal year 2020, the Fund did not pay any distributions.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS/EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” headings are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSY FUNDS	1-800-966-4354
23

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,490.20	$8.36
Hypothetical (5% return before expenses)	$1,000.00	$1,018.08	$6.78

Institutional Class
Actual	$1,000.00	$1,492.70	$6.24
Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.06

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.35% for Investor Class shares or 1.01% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

WWW.HENNESSYFUNDS.COM
24

EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

HENNESSY FUNDS	1-800-966-4354
25

Board Approval of Investment Advisory
Agreement

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Adviser regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

WWW.HENNESSYFUNDS.COM
26

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

HENNESSY FUNDS	1-800-966-4354
27

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

WWW.HENNESSYFUNDS.COM
28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
29

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY FOCUS FUND

Investor Class  HFCSX
Institutional Class  HFCIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreements	27

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

I can hardly believe that we have been navigating through one of the worst pandemics in modern history for more than a year. From the start, our thoughts have been with those affected by COVID-19 and with our frontline healthcare and essential workers. We are encouraged by the rapid rollout of vaccines and the continued reopening of the economy, and we hope this signals a turning point.

This is the first time in over 20 years in this business that I have witnessed volatility as extreme as the volatility that has rocked the financial markets and the economy over the past year. Both the pace of change and the magnitude of change have been staggering. As I reflect on this, I am reminded of a scientific concept called “punctuated equilibrium.” Biologist Stephen Jay Gould revolutionized evolutionary thinking with this theory, which challenged the prevailing belief that biological change happens slowly, consistently, and methodically over time. His theory instead proposed that change happens abruptly and dramatically and that new species pop up and others vanish rapidly, sometimes caused by catastrophic events. In between these explosive periods are much longer intervals of relative stability.

The dramatic market downdraft brought on by the pandemic, followed by the equally dramatic recovery, have been jarring. We witnessed an explosion of IPOs, a plethora of bankruptcies, and a dramatic change in market leadership. Yet unlike in the biological world, we are able to respond to stock market crises and try to dampen their negative impact. There have been numerous and unprecedented fiscal and monetary responses from the Federal Reserve and the U.S. government, and in many ways these measures may have spurred the economic recovery.

For the first six months of our fiscal year through April 30, 2021, the market appeared to be on a relentless march higher, with the S&P 500® Index rising 28.85% on a total return basis, setting new all-time highs 35 times in 124 trading days and closing at its then-highest level ever on April 29, 2021. We saw a dramatic shift back toward value investing, and many of the sectors and individual stocks that had underperformed for most of last year soared. Value outperformed growth, small-caps beat mid-caps, and mid-caps beat large-caps. The Energy and Financials sectors skyrocketed, as evidenced by the S&P 500® Energy Index’s total return of 75.94% and the Russell 1000® Index Financials’ total return of 52.00% during the six-month period. As we begin to move beyond the chaos caused by the pandemic, solid market fundamentals are reappearing, which we believe underscores the health and strength of our economy.

We are pleased with the performance of our mutual funds during the first half of our fiscal year. On an absolute basis, each of our 16 Funds achieved positive performance, and 11 of our 16 funds outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index, and three of our sector Funds posted total returns of over 50%, due primarily to their focus on the Energy and Financials sectors. We believe this was a favorable period for both our style of high-conviction investing as well as the areas and sectors of the market in which our Funds focus. While performance may wax and wane over a complete market cycle, we remain committed to managing our portfolios for long-term performance, ever mindful of downside risk.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Circling back to Gould’s theory of punctuated equilibrium, we are left with the question, “Where do we go from here?” Are we entering a more stable period in the economy and the market, similar to the periods of relative stasis in the geological record? We are optimistic that this may in fact be the case and that the markets will return to a less volatile part of the cycle. But, with history as our guide, we know that even the greatest bull markets have experienced corrections along the way. While certain individual stock or sector valuations might look stretched, we believe the market as a whole has more room to run. Strong GDP growth and increasing earnings expectations for this year, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and a measured reopening of certain parts of the economy all support the market moving higher from here.

We remain committed to our shareholders as we thoughtfully navigate these unprecedented times. We know that you have a multitude of investment options to choose from, and we are grateful for the trust you put in us and your continued interest and investment in our family of Funds. Should you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	39.20%	57.33%	13.67%	13.31%
Hennessy Focus Fund –
Institutional Class (HFCIX)	39.46%	57.95%	14.09%	13.69%
Russell 3000® Index	31.08%	50.92%	17.67%	14.03%
Russell Mid Cap® Growth Index	24.84%	53.97%	19.70%	14.33%

Expense ratios: 1.51% (Investor Class); 1.14% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Focus Fund.

The Russell 3000® Index comprises the 3,000 largest U.S. companies based on market capitalization, representing approximately 98% of the investable U.S. equities market. The Russell Midcap® Growth Index comprises approximately 65% of the total market value of the Russell Midcap® Index and includes companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY FOCUS FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Brookfield Asset Management, Inc., Class A	9.22%
American Tower Corp., Class A	9.17%
CarMax, Inc.	8.47%
Markel Corp.	8.28%
Aon PLC	7.50%
Encore Capital Group, Inc.	7.04%
O’Reilly Automotive, Inc.	6.31%
Restoration Hardware Holdings, Inc.	5.94%
American Woodmark Corp.	5.71%
NVR, Inc.	5.14%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 83.56%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 25.86%
CarMax, Inc. (a)	766,122	$102,078,095	8.47%
NVR, Inc. (a)	12,335	61,898,264	5.14%
O’Reilly Automotive, Inc. (a)	137,448	75,992,250	6.31%
Restoration Hardware Holdings, Inc. (a)	104,116	71,633,890	5.94%
		311,602,499	25.86%

Financials – 33.93%
Aon PLC (b)	359,532	90,400,726	7.50%
Brookfield Asset Management, Inc., Class A (b)	2,435,642	111,016,562	9.22%
Encore Capital Group, Inc. (a)(d)	2,154,808	84,770,147	7.04%
Markel Corp. (a)	84,804	99,765,122	8.28%
Marlin Business Services Corp. (d)	1,010,273	22,781,656	1.89%
		408,734,213	33.93%

Industrials – 17.75%
Allegiant Travel Co. (a)	108,088	25,479,584	2.11%
American Woodmark Corp. (a)(e)	691,441	68,770,722	5.71%
Ashtead Group PLC (b)	860,196	55,252,408	4.59%
Fastenal Co.	285,362	14,918,725	1.24%
Hexcel Corp. (a)	719,198	40,569,959	3.37%
Mistras Group, Inc. (a)	792,084	8,815,895	0.73%
		213,807,293	17.75%

Information Technology – 6.02%
CDW Corp.	94,844	16,913,531	1.40%
SS&C Technologies Holdings, Inc.	749,303	55,613,269	4.62%
		72,526,800	6.02%
Total Common Stocks
(Cost $374,049,852)		1,006,670,805	83.56%

REITS – 9.17%

Financials – 9.17%
American Tower Corp., Class A	433,506	110,444,324	9.17%

Total REITS
(Cost $806,605)		110,444,324	9.17%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 3.53%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 3.53%
First American Government Obligations Fund,
Institutional Class, 0.03% (c)	42,529,189	$42,529,189	3.53%

Total Short-Term Investments
(Cost $42,529,189)		42,529,189	3.53%

Total Investments
(Cost $417,385,646) – 96.26%		1,159,644,318	96.26%
Other Assets in Excess of Liabilities – 3.74%		45,076,697	3.74%

TOTAL NET ASSETS – 100.00%		$1,204,721,015	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2021.
(d)
Investment in affiliated security. Investment represents five percent or more of the outstanding voting securities of the issuer, making the issuer an affiliate of the Fund, as defined in the Investment Company Act of 1940, as amended, for the period ended April 30, 2021. Details of transactions with affiliated companies for the period ended April 30, 2021, are as follows:

	Common Stocks
	Encore Capital	Marlin Business
	Group, Inc.	Services Corp.	Total
Beginning Cost – November 1, 2020	$86,942,640	$15,865,289	$102,807,929
Purchase Cost	$—	$—	$—
Sales Cost	$(23,442,443)	$—	$(23,442,443)
Ending Cost – April 30, 2021	$63,500,197	$15,865,289	$79,365,486
Dividend Income	$—	$282,876	$282,876
Net Change in Unrealized Appreciation/Depreciation	$21,913,272	$15,406,663	$37,319,935
Realized Gain/Loss	$(2,173,165)	$—	$(2,173,165)
Shares	2,154,808	1,010,273	3,165,081
Market Value – April 30, 2021	$84,770,147	$22,781,656	$107,551,803

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

(e)
Investment in affiliated security for the period from November 1, 2020, through December 9, 2020, because during such time the investment represented five percent or more of the outstanding voting securities of the issuer, making the issuer an affiliate of the Fund, as defined in the Investment Company Act of 1940. Details of transactions with affiliated companies for the period from November 1, 2020, through December 9, 2020, are as follows:

Common Stocks
American
Woodmark Corp.
Beginning Cost – November 1, 2020	$35,945,812
Purchase Cost	$—
Sales Cost	$(7,222,406)
Ending Cost – December 9, 2020	$28,723,406
Dividend Income	$—
Net Change in Unrealized Appreciation/Depreciation	$8,220,936
Realized Gain/Loss	$3,307,029
Shares	856,269
Market Value – December 9, 2020	$81,062,986

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$311,602,499	$—	$—	$311,602,499
Financials	408,734,213	—	—	408,734,213
Industrials	213,807,293	—	—	213,807,293
Information Technology	72,526,800	—	—	72,526,800
Total Common Stocks	$1,006,670,805	$—	$—	$1,006,670,805
REITS
Financials	$110,444,324	$—	$—	$110,444,324
Total REITS	$110,444,324	$—	$—	$110,444,324
Short-Term Investments
Money Market Funds	$42,529,189	$—	$—	$42,529,189
Total Short-Term Investments	$42,529,189	$—	$—	$42,529,189
Total Investments	$1,159,644,318	$—	$—	$1,159,644,318

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in unaffiliated securities, at value (cost $338,020,160)	$1,052,092,515
Investments in affiliated securities, at value (cost $79,365,486)	107,551,803
Total investments in securities, at value (cost $417,385,646)	1,159,644,318
Dividends and interest receivable	264,391
Receivable for fund shares sold	47,346,070
Prepaid expenses and other assets	54,329
Total assets	1,207,309,108

LIABILITIES:
Payable for fund shares redeemed	879,299
Payable to advisor	834,151
Payable to sub-transfer agents	403,559
Payable to administrator	204,255
Payable to auditor	11,222
Accrued distribution fees	164,823
Accrued service fees	60,636
Accrued trustees fees	2,204
Accrued expenses and other payables	27,944
Total liabilities	2,588,093
NET ASSETS	$1,204,721,015

NET ASSETS CONSISTS OF:
Capital stock	$301,271,454
Total distributable earnings	903,449,561
Total net assets	$1,204,721,015

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$757,371,195
Shares issued and outstanding	10,334,813
Net asset value, offering price, and redemption price per share	$73.28

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$447,349,820
Shares issued and outstanding	5,882,952
Net asset value, offering price, and redemption price per share	$76.04

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)	$2,807,326
Dividend income from affiliated securities	282,876
Interest income	3,176
Total investment income	3,093,378

EXPENSES:
Investment advisory fees (See Note 5)	4,914,130
Sub-transfer agent expenses – Investor Class (See Note 5)	764,578
Sub-transfer agent expenses – Institutional Class (See Note 5)	170,231
Administration, accounting, custody, and transfer agent fees (See Note 5)	606,962
Distribution fees – Investor Class (See Note 5)	533,386
Service fees – Investor Class (See Note 5)	355,590
Reports to shareholders	37,808
Federal and state registration fees	31,499
Compliance expense (See Note 5)	13,844
Trustees’ fees and expenses	12,866
Audit fees	11,227
Legal fees	9,638
Interest expense (See Note 7)	152
Other expenses	97,434
Total expenses	7,559,345
NET INVESTMENT LOSS	$(4,465,967)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:
Unaffiliated investments	$171,762,059
Affiliated investments	1,133,864
Net change in unrealized appreciation/depreciation on investments:
Unaffiliated investments	152,212,978
Affiliated investments	45,540,871
Net gain on investments	370,649,772
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$366,183,805

(1)	Net of foreign taxes withheld of $104,861.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment loss	$(4,465,967)	$(10,438,055)
Net realized gain on investments	172,895,923	398,622,166
Net change in unrealized
appreciation/depreciation on investments	197,753,849	(517,606,582)
Net increase (decrease) in net
assets resulting from operations	366,183,805	(129,422,471)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(202,897,648)	(124,333,581)
Distributable earnings – Institutional Class	(111,878,455)	(60,331,162)
Total distributions	(314,776,103)	(184,664,743)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	22,993,984	81,768,827
Proceeds from shares subscribed – Institutional Class	99,781,474	104,509,456
Dividends reinvested – Investor Class	198,099,142	122,154,479
Dividends reinvested – Institutional Class	100,565,261	53,173,071
Cost of shares redeemed – Investor Class	(176,674,603)	(532,052,736)
Cost of shares redeemed – Institutional Class	(157,723,359)	(248,641,138)
Net increase (decrease) in net assets derived
from capital share transactions	87,041,899	(419,088,041)
TOTAL INCREASE (DECREASE) IN NET ASSETS	138,449,601	(733,175,255)

NET ASSETS:
Beginning of period	1,066,271,414	1,799,446,669
End of period	$1,204,721,015	$1,066,271,414

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	327,102	1,025,186
Shares sold – Institutional Class	1,374,551	1,368,275
Shares issued to holders as reinvestment
of dividends – Investor Class	3,250,725	1,522,553
Shares issued to holders as reinvestment
of dividends – Institutional Class	1,592,734	642,032
Shares redeemed – Investor Class	(2,711,812)	(7,333,258)
Shares redeemed – Institutional Class	(2,304,601)	(3,465,044)
Net increase (decrease) in shares outstanding	1,528,699	(6,240,256)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$71.68

Income from investment operations:
Net investment loss	(0.32	)(1)
Net realized and unrealized gains (losses) on investments	23.95
Total from investment operations	23.63

Less distributions:
Dividends from net realized gains	(22.03)
Total distributions	(22.03)
Net asset value, end of period	$73.28

TOTAL RETURN	39.20	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$757.37
Ratio of expenses to average net assets	1.52	%(3)
Ratio of net investment loss to average net assets	(0.95	)%(3)
Portfolio turnover rate(4)	0	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020		2019		2018	2017	2016

$85.11		$83.20		$84.92	$70.63	$71.94

(0.66	)(1)	(0.52	)(1)	(0.86)	(0.51)	(0.45)
(4.21)		16.90		(0.85)	14.80	(0.72)
(4.87)		16.38		(1.71)	14.29	(1.17)

(8.56)		(14.47)		(0.01)	—	(0.14)
(8.56)		(14.47)		(0.01)	—	(0.14)
$71.68		$85.11		$83.20	$84.92	$70.63

-6.79%		24.16%		-2.02%	20.23%	-1.63%

$678.72		$1,213.20		$1,339.45	$1,675.00	$1,626.71
1.51%		1.47%		1.47%	1.48%	1.47%
(0.88)%		(0.67)%		(0.72)%	(0.51)%	(0.65)%
5%		2%		13%	5%	2%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$74.24

Income from investment operations:
Net investment loss	(0.20	)(1)
Net realized and unrealized gains (losses) on investments	24.83
Total from investment operations	24.63

Less distributions:
Dividends from net realized gains	(22.83)
Total distributions	(22.83)
Net asset value, end of period	$76.04

TOTAL RETURN	39.46	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$447.35
Ratio of expenses to average net assets	1.14	%(3)
Ratio of net investment loss to average net assets	(0.57	)%(3)
Portfolio turnover rate(4)	0	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020		2019		2018	2017	2016

$87.83		$85.66		$87.10	$72.17	$73.24

(0.39	)(1)	(0.25	)(1)	(0.28)	(0.11)	(0.14)
(4.36)		17.41		(1.15)	15.04	(0.79)
(4.75)		17.16		(1.43)	14.93	(0.93)

(8.84)		(14.99)		(0.01)	—	(0.14)
(8.84)		(14.99)		(0.01)	—	(0.14)
$74.24		$87.83		$85.66	$87.10	$72.17

-6.45%		24.59%		-1.65%	20.69%	-1.27%

$387.55		$586.25		$811.96	$1,057.32	$765.82
1.14%		1.12%		1.09%	1.10%	1.10%
(0.51)%		(0.32)%		(0.34)%	(0.13)%	(0.28)%
5%		2%		13%	5%	2%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

WWW.HENNESSYFUNDS.COM
16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other

HENNESSY FUNDS	1-800-966-4354
17

times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a

HENNESSY FUNDS	1-800-966-4354
19

security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $0 and $299,741,742, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2021, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.29% of the daily net assets of the Fund.

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The

HENNESSY FUNDS	1-800-966-4354
21

compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $9,326 and 3.25%, respectively. The interest expensed by the Fund during the six months ended April 30, 2021, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $1,688,000. As of April 30, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$520,940,105
Gross tax unrealized appreciation	$596,628,194
Gross tax unrealized depreciation	(52,123,371)
Net tax unrealized appreciation/(depreciation)	$544,504,823
Undistributed ordinary income	$—
Undistributed long-term capital gains	314,776,071
Total distributable earnings	$314,776,071
Other accumulated gain/(loss)	$(7,239,035)
Total accumulated gain/(loss)	$852,041,859

As of October 31, 2020, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2020, the Fund deferred, on a tax basis, a late-year ordinary loss of $7,239,035. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2021 (year to date) and fiscal year 2020, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020
Ordinary income(1)	$—	$—
Long-term capital gains	314,776,103	184,664,743
Total distributions	$314,776,103	$184,664,743

(1)  Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354
23

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” headings are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
24

EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,392.00	$9.01
Hypothetical (5% return before expenses)	$1,000.00	$1,017.26	$7.60

Institutional Class
Actual	$1,000.00	$1,394.60	$6.77
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.71

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.52% for Investor Class shares or 1.14% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
25

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and Broad Run Investment Management, LLC (the “Sub-Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	Summaries of the advisory and sub-advisory agreements;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor and the Sub-Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Adviser regarding economies of scale;

(9)	A completed questionnaire from the Sub-Advisor;

(10)
A summary of the Sub-Advisor’s responses to the questionnaire, as well as relevant information from the Sub-Advisor’s Form ADVs Parts 1 and 2 and the certifications submitted the Sub-Advisor each quarter;

(11)	Financial information of the Sub-Advisor; and

(12)	The Sub-Advisor’s Code of Ethics.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the

HENNESSY FUNDS	1-800-966-4354
27

Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisor and the Fund’s other service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

WWW.HENNESSYFUNDS.COM
28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by the Sub-Advisor. Based on this review and an assessment of the Sub-Advisor’s performance, the Trustees concluded that the Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Sub-Advisor and that the nature and extent of the services provided by the Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

HENNESSY FUNDS	1-800-966-4354
29

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
The Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of services identified above and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees and sub-advisory fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

WWW.HENNESSYFUNDS.COM
30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

HENNESSY FUNDS	1-800-966-4354
31

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY CORNERSTONE MID CAP 30 FUND

Investor Class  HFMDX
Institutional Class  HIMDX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

I can hardly believe that we have been navigating through one of the worst pandemics in modern history for more than a year. From the start, our thoughts have been with those affected by COVID-19 and with our frontline healthcare and essential workers. We are encouraged by the rapid rollout of vaccines and the continued reopening of the economy, and we hope this signals a turning point.

This is the first time in over 20 years in this business that I have witnessed volatility as extreme as the volatility that has rocked the financial markets and the economy over the past year. Both the pace of change and the magnitude of change have been staggering. As I reflect on this, I am reminded of a scientific concept called “punctuated equilibrium.” Biologist Stephen Jay Gould revolutionized evolutionary thinking with this theory, which challenged the prevailing belief that biological change happens slowly, consistently, and methodically over time. His theory instead proposed that change happens abruptly and dramatically and that new species pop up and others vanish rapidly, sometimes caused by catastrophic events. In between these explosive periods are much longer intervals of relative stability.

The dramatic market downdraft brought on by the pandemic, followed by the equally dramatic recovery, have been jarring. We witnessed an explosion of IPOs, a plethora of bankruptcies, and a dramatic change in market leadership. Yet unlike in the biological world, we are able to respond to stock market crises and try to dampen their negative impact. There have been numerous and unprecedented fiscal and monetary responses from the Federal Reserve and the U.S. government, and in many ways these measures may have spurred the economic recovery.

For the first six months of our fiscal year through April 30, 2021, the market appeared to be on a relentless march higher, with the S&P 500® Index rising 28.85% on a total return basis, setting new all-time highs 35 times in 124 trading days and closing at its then-highest level ever on April 29, 2021. We saw a dramatic shift back toward value investing, and many of the sectors and individual stocks that had underperformed for most of last year soared. Value outperformed growth, small-caps beat mid-caps, and mid-caps beat large-caps. The Energy and Financials sectors skyrocketed, as evidenced by the S&P 500® Energy Index’s total return of 75.94% and the Russell 1000® Index Financials’ total return of 52.00% during the six-month period. As we begin to move beyond the chaos caused by the pandemic, solid market fundamentals are reappearing, which we believe underscores the health and strength of our economy.

We are pleased with the performance of our mutual funds during the first half of our fiscal year. On an absolute basis, each of our 16 Funds achieved positive performance, and 11 of our 16 funds outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index, and three of our sector Funds posted total returns of over 50%, due primarily to their focus on the Energy and Financials sectors. We believe this was a favorable period for both our style of high-conviction investing as well as the areas and sectors of the market in which our Funds focus. While performance may wax and wane over a complete market cycle, we remain committed to managing our portfolios for long-term performance, ever mindful of downside risk.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Circling back to Gould’s theory of punctuated equilibrium, we are left with the question, “Where do we go from here?” Are we entering a more stable period in the economy and the market, similar to the periods of relative stasis in the geological record? We are optimistic that this may in fact be the case and that the markets will return to a less volatile part of the cycle. But, with history as our guide, we know that even the greatest bull markets have experienced corrections along the way. While certain individual stock or sector valuations might look stretched, we believe the market as a whole has more room to run. Strong GDP growth and increasing earnings expectations for this year, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and a measured reopening of certain parts of the economy all support the market moving higher from here.

We remain committed to our shareholders as we thoughtfully navigate these unprecedented times. We know that you have a multitude of investment options to choose from, and we are grateful for the trust you put in us and your continued interest and investment in our family of Funds. Should you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone
Mid Cap 30 Fund –
Investor Class (HFMDX)	49.51%	107.97%	12.42%	10.89%
Hennessy Cornerstone
Mid Cap 30 Fund –
Institutional Class (HIMDX)	49.82%	108.78%	12.84%	11.26%
Russell Midcap® Index	35.42%	59.57%	15.58%	12.69%
S&P 500® Index	28.85%	45.98%	17.42%	14.17%

Expense ratios: 1.37% (Investor Class); 1.01% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell Midcap® Index comprises approximately 800 of the smallest securities of the Russell 1000® Index based on a combination of market capitalization and current index membership. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY CORNERSTONE MID CAP 30 FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
LPL Financial Holdings, Inc.	4.53%
Valmont Industries, Inc.	4.36%
Sleep Number Corp.	4.21%
Mattel, Inc.	4.11%
Jefferies Financial Group, Inc.	3.94%
Williams-Sonoma, Inc.	3.90%
Avient Corp.	3.84%
Vista Outdoor, Inc.	3.81%
Quanta Services, Inc.	3.75%
LKQ Corp.	3.56%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 98.02%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 33.46%
Bed Bath & Beyond, Inc. (a)	344,400	$8,720,208	2.10%
Big Lots, Inc.	188,900	13,022,766	3.14%
KB Home	246,400	11,883,872	2.86%
Lithia Motors, Inc., Class A	37,300	14,337,374	3.45%
LKQ Corp. (a)	316,500	14,783,715	3.56%
Mattel, Inc. (a)	795,200	17,064,992	4.11%
Meritage Homes Corp. (a)	90,500	9,628,295	2.32%
Sleep Number Corp. (a)	156,100	17,466,029	4.21%
Vista Outdoor, Inc. (a)	485,400	15,828,894	3.81%
Williams-Sonoma, Inc.	94,900	16,204,175	3.90%
		138,940,320	33.46%

Consumer Staples – 7.94%
BJ’s Wholesale Club Holdings, Inc. (a)	243,800	10,890,546	2.62%
Casey’s General Stores, Inc.	54,800	12,176,012	2.93%
Grocery Outlet Holding Corp. (a)	245,700	9,923,823	2.39%
		32,990,381	7.94%

Energy – 2.40%
Renewable Energy Group, Inc. (a)	179,800	9,982,496	2.40%

Financials – 8.47%
Jefferies Financial Group, Inc.	502,500	16,336,275	3.94%
LPL Financial Holdings, Inc.	120,100	18,819,670	4.53%
		35,155,945	8.47%

Health Care – 6.99%
Allscripts Healthcare Solutions, Inc. (a)	946,800	14,732,208	3.55%
Owens & Minor, Inc.	395,600	14,277,204	3.44%
		29,009,412	6.99%

Industrials – 17.95%
Colfax Corp. (a)	318,300	14,383,977	3.46%
Maxar Technologies, Inc.	320,400	12,434,724	2.99%
Quanta Services, Inc.	160,900	15,549,376	3.75%
The Timken Co.	167,600	14,056,612	3.39%
Valmont Industries, Inc.	73,303	18,094,846	4.36%
		74,519,535	17.95%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 7.71%
Arrow Electronics, Inc. (a)	119,000	$13,574,330	3.27%
Concentrix Corp. (a)	66,600	10,348,308	2.49%
SYNNEX Corp.	66,900	8,108,280	1.95%
		32,030,918	7.71%

Materials – 13.10%
Avient Corp.	313,800	15,931,626	3.84%
Berry Global Group, Inc. (a)	201,000	12,787,620	3.08%
Commercial Metals Co.	471,800	13,785,996	3.32%
Sealed Air Corp.	240,700	11,890,580	2.86%
		54,395,822	13.10%
Total Common Stocks
(Cost $270,599,089)		407,024,829	98.02%

SHORT-TERM INVESTMENTS – 2.10%

Money Market Funds – 2.10%
First American Government Obligations Fund,
Institutional Class, 0.03% (b)	8,735,634	8,735,634	2.10%

Total Short-Term Investments
(Cost $8,735,634)		8,735,634	2.10%

Total Investments
(Cost $279,334,723) – 100.12%		415,760,463	100.12%
Liabilities in Excess of Other Assets – (0.12)%		(503,898)	(0.12)%

TOTAL NET ASSETS – 100.00%		$415,256,565	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2021.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$138,940,320	$—	$—	$138,940,320
Consumer Staples	32,990,381	—	—	32,990,381
Energy	9,982,496	—	—	9,982,496
Financials	35,155,945	—	—	35,155,945
Health Care	29,009,412	—	—	29,009,412
Industrials	74,519,535	—	—	74,519,535
Information Technology	32,030,918	—	—	32,030,918
Materials	54,395,822	—	—	54,395,822
Total Common Stocks	$407,024,829	$—	$—	$407,024,829
Short-Term Investments
Money Market Funds	$8,735,634	$—	$—	$8,735,634
Total Short-Term Investments	$8,735,634	$—	$—	$8,735,634
Total Investments	$415,760,463	$—	$—	$415,760,463

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $279,334,723)	$415,760,463
Dividends and interest receivable	74,907
Receivable for fund shares sold	277,219
Prepaid expenses and other assets	28,278
Total assets	416,140,867

LIABILITIES:
Payable for fund shares redeemed	355,222
Payable to advisor	252,456
Payable to sub-transfer agents	113,461
Payable to administrator	77,206
Payable to auditor	11,227
Accrued distribution fees	44,650
Accrued service fees	19,555
Accrued trustees fees	3,821
Accrued expenses and other payables	6,704
Total liabilities	884,302
NET ASSETS	$415,256,565

NET ASSETS CONSISTS OF:
Capital stock	$318,923,090
Total distributable earnings	96,333,475
Total net assets	$415,256,565

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$238,392,146
Shares issued and outstanding	12,013,667
Net asset value, offering price, and redemption price per share	$19.84

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$176,864,419
Shares issued and outstanding	8,549,847
Net asset value, offering price, and redemption price per share	$20.69

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,195,847
Interest income	1,177
Total investment income	1,197,024

EXPENSES:
Investment advisory fees (See Note 5)	1,412,028
Sub-transfer agent expenses – Investor Class (See Note 5)	226,842
Sub-transfer agent expenses – Institutional Class (See Note 5)	69,770
Administration, accounting, custody, and transfer agent fees (See Note 5)	216,007
Distribution fees – Investor Class (See Note 5)	164,514
Service fees – Investor Class (See Note 5)	109,676
Federal and state registration fees	19,440
Reports to shareholders	17,788
Compliance expense (See Note 5)	13,844
Audit fees	11,227
Trustees’ fees and expenses	10,131
Legal fees	2,177
Interest expense (See Note 7)	1,126
Other expenses	23,480
Total expenses	2,298,050
NET INVESTMENT LOSS	$(1,101,026)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$13,000,107
Net change in unrealized appreciation/depreciation on investments	137,355,954
Net gain on investments	150,356,061
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$149,255,035

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment loss	$(1,101,026)	$(355,618)
Net realized gain on investments	13,000,107	35,396,494
Net change in unrealized
appreciation/depreciation on investments	137,355,954	(10,356,279)
Net increase in net assets resulting from operations	149,255,035	24,684,597

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	18,969,896	36,649,372
Proceeds from shares subscribed – Institutional Class	4,346,980	10,233,461
Cost of shares redeemed – Investor Class	(55,004,797)	(67,490,215)
Cost of shares redeemed – Institutional Class	(27,107,208)	(54,174,180)
Net decrease in net assets derived
from capital share transactions	(58,795,129)	(74,781,562)
TOTAL INCREASE (DECREASE) IN NET ASSETS	90,459,906	(50,096,965)

NET ASSETS:
Beginning of period	324,796,659	374,893,624
End of period	$415,256,565	$324,796,659

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,089,136	2,924,072
Shares sold – Institutional Class	232,901	796,521
Shares redeemed – Investor Class	(3,297,526)	(5,859,484)
Shares redeemed – Institutional Class	(1,539,262)	(4,490,843)
Net decrease in shares outstanding	(3,514,751)	(6,629,734)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$13.27

Income from investment operations:
Net investment loss	(0.06	)(1)
Net realized and unrealized gains (losses) on investments	6.63
Total from investment operations	6.57

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$19.84

TOTAL RETURN	49.51	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$238.39
Ratio of expenses to average net assets	1.36	%(3)
Ratio of net investment loss to average net assets	(0.73	)%(3)
Portfolio turnover rate(4)	0	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020		2019		2018	2017	2016

$12.01		$16.87		$22.46	$18.37	$20.12

(0.03	)(1)	(0.02	)(1)	(0.06)	(0.15)	(0.07)
1.29		(0.34)		(1.87)	4.36	(1.51)
1.26		(0.36)		(1.93)	4.21	(1.58)

—		—		—	—	(0.03)
—		(4.50)		(3.66)	(0.12)	(0.14)
—		(4.50)		(3.66)	(0.12)	(0.17)
$13.27		$12.01		$16.87	$22.46	$18.37

10.49%		-1.22%		-10.54%	23.02%	-7.89%

$188.71		$206.11		$338.39	$351.16	$485.15
1.37%		1.36%		1.31%	1.34%	1.35%
(0.27)%		(0.15)%		(0.47)%	(0.33)%	(0.24)%
94%		70%		181%	106%	108%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$13.81

Income from investment operations:
Net investment income (loss)	(0.03	)(1)
Net realized and unrealized gains (losses) on investments	6.91
Total from investment operations	6.88

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$20.69

TOTAL RETURN	49.82	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$176.86
Ratio of expenses to average net assets	0.99	%(4)
Ratio of net investment income (loss) to average net assets	(0.36	)%(4)
Portfolio turnover rate(5)	0	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and 0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018		2017	2016

$12.46	$17.38	$23.07		$18.80	$20.55

0.01 (1)	0.03 (1)	(0.00	)(2)	0.02	0.00 (2)
1.34	(0.36)	(1.92)		4.38	(1.54)
1.35	(0.33)	(1.92)		4.40	(1.54)

—	—	—		—	(0.06)
—	(4.59)	(3.77)		(0.13)	(0.15)
—	(4.59)	(3.77)		(0.13)	(0.21)
$13.81	$12.46	$17.38		$23.07	$18.80

10.83%	-0.84%	-10.22%		23.47%	-7.53%

$136.09	$168.79	$329.30		$620.38	$754.97
1.01%	1.00%	0.95%		0.97%	0.97%
0.09%	0.20%	(0.12)%		0.04%	0.07%
94%	70%	181%		106%	108%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

WWW.HENNESSYFUNDS.COM
16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

HENNESSY FUNDS	1-800-966-4354
17

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $0 and $60,798,619, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

HENNESSY FUNDS	1-800-966-4354
19

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $68,923 and 3.25%, respectively. The interest expensed by the Fund during the six months ended April 30, 2021, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $2,642,000. As of April 30, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$325,530,984
Gross tax unrealized appreciation	$12,310,642
Gross tax unrealized depreciation	(13,295,142)
Net tax unrealized appreciation/(depreciation)	$(984,500)
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(51,937,060)
Total accumulated gain/(loss)	$(52,921,560)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had $7,140,431 in unlimited long-term and $44,198,254 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

HENNESSY FUNDS	1-800-966-4354
21

As of October 31, 2020, the Fund deferred, on a tax basis, a late-year ordinary loss of $598,375. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2021 (year to date) and fiscal year 2020, the Fund did not pay any distributions.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS/EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” headings are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSY FUNDS	1-800-966-4354
23

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,495.10	$8.41
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.80

Institutional Class
Actual	$1,000.00	$1,498.20	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.36% for Investor Class shares or 0.99% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

WWW.HENNESSYFUNDS.COM
24

EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

HENNESSY FUNDS	1-800-966-4354
25

Board Approval of Investment Advisory
Agreement

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Adviser regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

WWW.HENNESSYFUNDS.COM
26

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

HENNESSY FUNDS	1-800-966-4354
27

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

WWW.HENNESSYFUNDS.COM
28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
29

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY CORNERSTONE LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Federal Tax Distribution Information	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

I can hardly believe that we have been navigating through one of the worst pandemics in modern history for more than a year. From the start, our thoughts have been with those affected by COVID-19 and with our frontline healthcare and essential workers. We are encouraged by the rapid rollout of vaccines and the continued reopening of the economy, and we hope this signals a turning point.

This is the first time in over 20 years in this business that I have witnessed volatility as extreme as the volatility that has rocked the financial markets and the economy over the past year. Both the pace of change and the magnitude of change have been staggering. As I reflect on this, I am reminded of a scientific concept called “punctuated equilibrium.” Biologist Stephen Jay Gould revolutionized evolutionary thinking with this theory, which challenged the prevailing belief that biological change happens slowly, consistently, and methodically over time. His theory instead proposed that change happens abruptly and dramatically and that new species pop up and others vanish rapidly, sometimes caused by catastrophic events. In between these explosive periods are much longer intervals of relative stability.

The dramatic market downdraft brought on by the pandemic, followed by the equally dramatic recovery, have been jarring. We witnessed an explosion of IPOs, a plethora of bankruptcies, and a dramatic change in market leadership. Yet unlike in the biological world, we are able to respond to stock market crises and try to dampen their negative impact. There have been numerous and unprecedented fiscal and monetary responses from the Federal Reserve and the U.S. government, and in many ways these measures may have spurred the economic recovery.

For the first six months of our fiscal year through April 30, 2021, the market appeared to be on a relentless march higher, with the S&P 500® Index rising 28.85% on a total return basis, setting new all-time highs 35 times in 124 trading days and closing at its then-highest level ever on April 29, 2021. We saw a dramatic shift back toward value investing, and many of the sectors and individual stocks that had underperformed for most of last year soared. Value outperformed growth, small-caps beat mid-caps, and mid-caps beat large-caps. The Energy and Financials sectors skyrocketed, as evidenced by the S&P 500® Energy Index’s total return of 75.94% and the Russell 1000® Index Financials’ total return of 52.00% during the six-month period. As we begin to move beyond the chaos caused by the pandemic, solid market fundamentals are reappearing, which we believe underscores the health and strength of our economy.

We are pleased with the performance of our mutual funds during the first half of our fiscal year. On an absolute basis, each of our 16 Funds achieved positive performance, and 11 of our 16 funds outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index, and three of our sector Funds posted total returns of over 50%, due primarily to their focus on the Energy and Financials sectors. We believe this was a favorable period for both our style of high-conviction investing as well as the areas and sectors of the market in which our Funds focus. While performance may wax and wane over a complete market cycle, we remain committed to managing our portfolios for long-term performance, ever mindful of downside risk.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Circling back to Gould’s theory of punctuated equilibrium, we are left with the question, “Where do we go from here?” Are we entering a more stable period in the economy and the market, similar to the periods of relative stasis in the geological record? We are optimistic that this may in fact be the case and that the markets will return to a less volatile part of the cycle. But, with history as our guide, we know that even the greatest bull markets have experienced corrections along the way. While certain individual stock or sector valuations might look stretched, we believe the market as a whole has more room to run. Strong GDP growth and increasing earnings expectations for this year, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and a measured reopening of certain parts of the economy all support the market moving higher from here.

We remain committed to our shareholders as we thoughtfully navigate these unprecedented times. We know that you have a multitude of investment options to choose from, and we are grateful for the trust you put in us and your continued interest and investment in our family of Funds. Should you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone
Large Growth Fund –
Investor Class (HFLGX)	40.67%	60.48%	14.56%	11.50%
Hennessy Cornerstone
Large Growth Fund –
Institutional Class (HILGX)	40.84%	60.94%	14.89%	11.78%
Russell 1000® Index	30.03%	49.48%	17.76%	14.23%
S&P 500® Index	28.85%	45.98%	17.42%	14.17%

Expense ratios: 1.31% (Investor Class); 1.01% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY CORNERSTONE LARGE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
PulteGroup, Inc.	2.22%
Williams-Sonoma, Inc.	2.20%
DR Horton, Inc.	2.17%
AutoZone, Inc.	2.12%
The Home Depot, Inc.	2.12%
Whirlpool Corp.	2.11%
KKR & Co., Inc.	2.10%
O’Reilly Automotive, Inc.	2.09%
Lowe’s Companies, Inc.	2.08%
The Interpublic Group of Companies, Inc.	2.05%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 96.16%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 5.85%
Omnicom Group, Inc.	42,500	$3,496,050	2.03%
The Interpublic Group of Companies, Inc.	111,700	3,546,475	2.05%
Verizon Communications, Inc.	52,800	3,051,312	1.77%
		10,093,837	5.85%

Consumer Discretionary – 26.55%
AutoZone, Inc. (a)	2,500	3,660,300	2.12%
Best Buy Co., Inc.	29,100	3,383,457	1.96%
Dollar General Corp.	15,400	3,307,150	1.92%
Dollar Tree, Inc. (a)	29,700	3,412,530	1.98%
DR Horton, Inc.	38,000	3,735,020	2.17%
eBay, Inc.	51,700	2,884,343	1.67%
Lowe’s Companies, Inc.	18,300	3,591,375	2.08%
O’Reilly Automotive, Inc. (a)	6,500	3,593,720	2.09%
PulteGroup, Inc.	64,700	3,825,064	2.22%
Target Corp.	15,900	3,295,434	1.91%
The Home Depot, Inc.	11,300	3,657,471	2.12%
Whirlpool Corp.	15,400	3,641,330	2.11%
Williams-Sonoma, Inc.	22,200	3,790,650	2.20%
		45,777,844	26.55%

Consumer Staples – 10.95%
Kellogg Co.	50,600	3,158,452	1.83%
Kimberly-Clark Corp.	22,700	3,026,364	1.76%
Philip Morris International, Inc.	34,700	3,296,500	1.91%
The Clorox Co.	16,100	2,938,250	1.70%
The Kroger Co.	90,600	3,310,524	1.92%
Walmart, Inc.	22,500	3,147,975	1.83%
		18,878,065	10.95%

Financials – 9.96%
Ameriprise Financial, Inc.	13,200	3,410,880	1.98%
KKR & Co., Inc.	64,100	3,626,778	2.10%
T. Rowe Price Group, Inc.	18,000	3,225,600	1.87%
The Allstate Corp.	27,400	3,474,320	2.02%
The Progressive Corp.	34,000	3,425,160	1.99%
		17,162,738	9.96%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care – 20.23%
AbbVie, Inc.	27,100	$3,021,650	1.75%
Amgen, Inc.	13,000	3,115,320	1.81%
Biogen, Inc. (a)	10,700	2,860,431	1.66%
Cardinal Health, Inc.	56,700	3,421,278	1.98%
HCA Healthcare, Inc.	17,000	3,418,020	1.98%
Hologic, Inc. (a)	40,500	2,654,775	1.54%
Humana, Inc.	7,700	3,428,348	1.99%
Merck & Co., Inc.	40,200	2,994,900	1.74%
Quest Diagnostics, Inc.	25,200	3,323,376	1.93%
Regeneron Pharmaceuticals, Inc. (a)	6,500	3,128,450	1.81%
UnitedHealth Group, Inc.	8,800	3,509,440	2.04%
		34,875,988	20.23%

Industrials – 11.27%
3M Co.	16,700	3,292,238	1.91%
Booz Allen Hamilton Holding Corp., Class A	37,800	3,135,510	1.82%
Emerson Electric Co.	34,000	3,076,660	1.79%
Lockheed Martin Corp.	8,800	3,348,928	1.94%
Snap-on, Inc.	14,400	3,421,440	1.98%
Union Pacific Corp.	14,200	3,153,678	1.83%
		19,428,454	11.27%

Information Technology – 9.38%
Cisco Systems, Inc.	65,000	3,309,150	1.92%
HP, Inc.	100,700	3,434,877	1.99%
Intel Corp.	48,050	2,764,317	1.60%
NortonLifeLock, Inc.	149,600	3,232,856	1.88%
Oracle Corp.	45,200	3,425,708	1.99%
		16,166,908	9.38%

Materials – 1.97%
FMC Corp.	28,700	3,393,488	1.97%

Total Common Stocks
(Cost $137,189,385)		165,777,322	96.16%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

SHORT-TERM INVESTMENTS – 4.01%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 4.01%
First American Government Obligations Fund,
Institutional Class, 0.03% (b)	6,920,575	$6,920,575	4.01%

Total Short-Term Investments
(Cost $6,920,575)		6,920,575	4.01%

Total Investments
(Cost $144,109,960) – 100.17%		172,697,897	100.17%
Liabilities in Excess of Other Assets – (0.17)%		(299,315)	(0.17)%

TOTAL NET ASSETS – 100.00%		$172,398,582	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2021.

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$10,093,837	$—	$—	$10,093,837
Consumer Discretionary	45,777,844	—	—	45,777,844
Consumer Staples	18,878,065	—	—	18,878,065
Financials	17,162,738	—	—	17,162,738
Health Care	34,875,988	—	—	34,875,988
Industrials	19,428,454	—	—	19,428,454
Information Technology	16,166,908	—	—	16,166,908
Materials	3,393,488	—	—	3,393,488
Total Common Stocks	$165,777,322	$—	$—	$165,777,322
Short-Term Investments
Money Market Funds	$6,920,575	$—	$—	$6,920,575
Total Short-Term Investments	$6,920,575	$—	$—	$6,920,575
Total Investments	$172,697,897	$—	$—	$172,697,897

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $144,109,960)	$172,697,897
Dividends and interest receivable	103,790
Receivable for fund shares sold	7,656
Prepaid expenses and other assets	27,547
Total assets	172,836,890

LIABILITIES:
Payable for fund shares redeemed	86,801
Payable to advisor	99,280
Payable to administrator	29,817
Payable to auditor	11,227
Accrued distribution fees	169,346
Accrued service fees	11,508
Accrued trustees fees	4,717
Accrued expenses and other payables	25,612
Total liabilities	438,308
NET ASSETS	$172,398,582

NET ASSETS CONSISTS OF:
Capital stock	$121,327,797
Total distributable earnings	51,070,785
Total net assets	$172,398,582

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$141,280,593
Shares issued and outstanding	10,356,006
Net asset value, offering price, and redemption price per share	$13.64

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$31,117,989
Shares issued and outstanding	2,257,802
Net asset value, offering price, and redemption price per share	$13.78

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,388,038
Interest income	510
Total investment income	1,388,548

EXPENSES:
Investment advisory fees (See Note 5)	509,841
Distribution fees – Investor Class (See Note 5)	91,370
Administration, accounting, custody, and transfer agent fees (See Note 5)	81,826
Service fees – Investor Class (See Note 5)	60,913
Sub-transfer agent expenses – Investor Class (See Note 5)	50,759
Sub-transfer agent expenses – Institutional Class (See Note 5)	4,099
Federal and state registration fees	16,114
Compliance expense (See Note 5)	13,844
Audit fees	11,227
Trustees’ fees and expenses	9,500
Reports to shareholders	6,262
Legal fees	817
Other expenses	10,478
Total expenses before recoupment by advisor	867,050
Expense recoupment by advisor – Investor Class (See Note 5)	760
Net expenses	867,810
NET INVESTMENT INCOME	$520,738

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$22,017,831
Net change in unrealized appreciation/depreciation on investments	23,402,623
Net gain on investments	45,420,454
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,941,192

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment income	$520,738	$1,164,145
Net realized gain on investments	22,017,831	6,452,954
Net change in unrealized
appreciation/depreciation on investments	23,402,623	(8,936,589)
Net increase (decrease) in net assets
resulting from operations	45,941,192	(1,319,490)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(5,878,284)	(2,977,504)
Distributable earnings – Institutional Class	(758,549)	(399,991)
Total distributions	(6,636,833)	(3,377,495)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	4,959,630	1,781,545
Proceeds from shares subscribed – Institutional Class	14,885,547	1,724,940
Dividends reinvested – Investor Class	5,574,992	2,817,178
Dividends reinvested – Institutional Class	740,220	392,293
Cost of shares redeemed – Investor Class	(7,343,545)	(14,850,308)
Cost of shares redeemed – Institutional Class	(1,430,389)	(7,495,843)
Net increase (decrease) in net assets derived
from capital share transactions	17,386,455	(15,630,195)
TOTAL INCREASE (DECREASE) IN NET ASSETS	56,690,814	(20,327,180)

NET ASSETS:
Beginning of period	115,707,768	136,034,948
End of period	$172,398,582	$115,707,768

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	372,916	182,762
Shares sold – Institutional Class	1,089,871	191,956
Shares issued to holders as reinvestment
of dividends – Investor Class	501,827	255,706
Shares issued to holders as reinvestment
of dividends – Institutional Class	65,914	35,229
Shares redeemed – Investor Class	(613,618)	(1,505,702)
Shares redeemed – Institutional Class	(117,674)	(736,903)
Net increase (decrease) in shares outstanding	1,299,236	(1,576,952)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.21

Income from investment operations:
Net investment income	0.04	(1)
Net realized and unrealized gains (losses) on investments	3.97
Total from investment operations	4.01

Less distributions:
Dividends from net investment income	(0.09)
Dividends from net realized gains	(0.49)
Total distributions	(0.58)
Net asset value, end of period	$13.64

TOTAL RETURN	40.67	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$141.28
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.29	%(3)
After expense reimbursement/recoupment	1.29	%(3)
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	0.73	%(3)
After expense reimbursement/recoupment	0.73	%(3)
Portfolio turnover rate(5)	69	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	The Fund had an expense limitation agreement in place through November 30, 2019.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020		2019	2018	2017	2016

$10.54		$12.24	$11.75	$10.27	$12.99

0.09	(1)	0.13 (1)	0.06	0.11	0.09
(0.15)		0.56	0.94	1.49	0.08
(0.06)		0.69	1.00	1.60	0.17

(0.14)		(0.09)	(0.08)	(0.12)	(0.16)
(0.13)		(2.30)	(0.43)	—	(2.73)
(0.27)		(2.39)	(0.51)	(0.12)	(2.89)
$10.21		$10.54	$12.24	$11.75	$10.27

-0.75%		7.84%	8.53%	15.70%	2.63%

$103.11		$117.62	$125.91	$91.74	$87.73

1.31%		1.31%	1.24%	1.25%	1.25%
1.31	%(4)	1.29%	1.24%	1.25%	1.25%

0.93%		1.24%	0.81%	0.95%	1.22%
0.93%		1.26%	0.81%	0.95%	1.22%
62%		57%	70%	65%	53%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.33

Income from investment operations:
Net investment income	0.06	(1)
Net realized and unrealized gains (losses) on investments	4.01
Total from investment operations	4.07

Less distributions:
Dividends from net investment income	(0.13)
Dividends from net realized gains	(0.49)
Total distributions	(0.62)
Net asset value, end of period	$13.78

TOTAL RETURN	40.84	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$31.12
Ratio of expenses to average net assets:
Before expense reimbursement	1.01	%(3)
After expense reimbursement	1.01	%(3)
Ratio of net investment income to average net assets:
Before expense reimbursement	0.94	%(3)
After expense reimbursement	0.94	%(3)
Portfolio turnover rate(5)	69	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	The Fund had an expense limitation agreement in place through November 30, 2019.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020		2019	2018	2017	2016

$10.65		$12.38	$11.87	$10.37	$13.10

0.13	(1)	0.16 (1)	0.14	0.13	0.13
(0.15)		0.56	0.90	1.52	0.07
(0.02)		0.72	1.04	1.65	0.20

(0.17)		(0.12)	(0.10)	(0.15)	(0.17)
(0.13)		(2.33)	(0.43)	—	(2.76)
(0.30)		(2.45)	(0.53)	(0.15)	(2.93)
$10.33		$10.65	$12.38	$11.87	$10.37

-0.40%		8.12%	8.82%	16.00%	2.92%

$12.60		$18.42	$19.25	$12.17	$12.24

1.01%		1.00%	0.96%	1.00%	1.01%
1.01	%(4)	0.98%	0.96%	1.00%	1.01%

1.23%		1.56%	1.08%	1.20%	1.47%
1.23%		1.58%	1.08%	1.20%	1.47%
62%		57%	70%	65%	53%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

WWW.HENNESSYFUNDS.COM
16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

HENNESSY FUNDS	1-800-966-4354
17

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $99,929,209 and $92,612,722, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

HENNESSY FUNDS	1-800-966-4354
19

From December 1, 2017, through November 30, 2019, the Advisor contractually agreed to limit total annual operating expenses to 1.29% of the Fund’s net assets for Investor Class shares and 0.98% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities).

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of April 30, 2021, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year
	2022	2023	Total
Investor Class	$19,361	$—	$19,361
Institutional Class	$2,872	$162	$3,034

During the six months ended April 30, 2021, the Advisor recouped previously waived expenses from the Fund as set forth in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund did not have any borrowings outstanding under the line of credit.

HENNESSY FUNDS	1-800-966-4354
21

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$110,847,020
Gross tax unrealized appreciation	$18,438,968
Gross tax unrealized depreciation	(13,309,319)
Net tax unrealized appreciation/(depreciation)	$5,129,649
Undistributed ordinary income	$1,164,101
Undistributed long-term capital gains	5,472,676
Total distributable earnings	$6,636,777
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$11,766,426

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2021 (year to date) and fiscal year 2020, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020
Ordinary income(1)	$1,164,101	$3,097,827
Long-term capital gains	5,472,732	279,668
Total distributions	$6,636,833	$3,377,495

(1)  Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS/EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” headings are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSY FUNDS	1-800-966-4354
23

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,406.70	$7.70
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.46

Institutional Class
Actual	$1,000.00	$1,408.40	$6.03
Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.06

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.29% for Investor Class shares or 1.01% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

WWW.HENNESSYFUNDS.COM
24

EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 43.08%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

HENNESSY FUNDS	1-800-966-4354
25

Board Approval of Investment Advisory
Agreement

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Adviser regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

WWW.HENNESSYFUNDS.COM
26

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

HENNESSY FUNDS	1-800-966-4354
27

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

WWW.HENNESSYFUNDS.COM
28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
29

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY CORNERSTONE VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Federal Tax Distribution Information	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

I can hardly believe that we have been navigating through one of the worst pandemics in modern history for more than a year. From the start, our thoughts have been with those affected by COVID-19 and with our frontline healthcare and essential workers. We are encouraged by the rapid rollout of vaccines and the continued reopening of the economy, and we hope this signals a turning point.

This is the first time in over 20 years in this business that I have witnessed volatility as extreme as the volatility that has rocked the financial markets and the economy over the past year. Both the pace of change and the magnitude of change have been staggering. As I reflect on this, I am reminded of a scientific concept called “punctuated equilibrium.” Biologist Stephen Jay Gould revolutionized evolutionary thinking with this theory, which challenged the prevailing belief that biological change happens slowly, consistently, and methodically over time. His theory instead proposed that change happens abruptly and dramatically and that new species pop up and others vanish rapidly, sometimes caused by catastrophic events. In between these explosive periods are much longer intervals of relative stability.

The dramatic market downdraft brought on by the pandemic, followed by the equally dramatic recovery, have been jarring. We witnessed an explosion of IPOs, a plethora of bankruptcies, and a dramatic change in market leadership. Yet unlike in the biological world, we are able to respond to stock market crises and try to dampen their negative impact. There have been numerous and unprecedented fiscal and monetary responses from the Federal Reserve and the U.S. government, and in many ways these measures may have spurred the economic recovery.

For the first six months of our fiscal year through April 30, 2021, the market appeared to be on a relentless march higher, with the S&P 500® Index rising 28.85% on a total return basis, setting new all-time highs 35 times in 124 trading days and closing at its then-highest level ever on April 29, 2021. We saw a dramatic shift back toward value investing, and many of the sectors and individual stocks that had underperformed for most of last year soared. Value outperformed growth, small-caps beat mid-caps, and mid-caps beat large-caps. The Energy and Financials sectors skyrocketed, as evidenced by the S&P 500® Energy Index’s total return of 75.94% and the Russell 1000® Index Financials’ total return of 52.00% during the six-month period. As we begin to move beyond the chaos caused by the pandemic, solid market fundamentals are reappearing, which we believe underscores the health and strength of our economy.

We are pleased with the performance of our mutual funds during the first half of our fiscal year. On an absolute basis, each of our 16 Funds achieved positive performance, and 11 of our 16 funds outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index, and three of our sector Funds posted total returns of over 50%, due primarily to their focus on the Energy and Financials sectors. We believe this was a favorable period for both our style of high-conviction investing as well as the areas and sectors of the market in which our Funds focus. While performance may wax and wane over a complete market cycle, we remain committed to managing our portfolios for long-term performance, ever mindful of downside risk.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Circling back to Gould’s theory of punctuated equilibrium, we are left with the question, “Where do we go from here?” Are we entering a more stable period in the economy and the market, similar to the periods of relative stasis in the geological record? We are optimistic that this may in fact be the case and that the markets will return to a less volatile part of the cycle. But, with history as our guide, we know that even the greatest bull markets have experienced corrections along the way. While certain individual stock or sector valuations might look stretched, we believe the market as a whole has more room to run. Strong GDP growth and increasing earnings expectations for this year, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and a measured reopening of certain parts of the economy all support the market moving higher from here.

We remain committed to our shareholders as we thoughtfully navigate these unprecedented times. We know that you have a multitude of investment options to choose from, and we are grateful for the trust you put in us and your continued interest and investment in our family of Funds. Should you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	38.95%	40.08%	9.43%	8.99%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)	39.17%	40.40%	9.68%	9.23%
Russell 1000® Value Index	36.30%	45.92%	12.15%	11.13%
S&P 500® Index	28.85%	45.98%	17.42%	14.17%

Expense ratios: 1.30% (Investor Class); 1.08% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Value Index comprises those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth value. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY CORNERSTONE VALUE FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
United Parcel Service, Inc., Class B	2.33%
The Home Depot, Inc.	2.28%
International Business Machines Corp.	2.17%
HP, Inc.	2.13%
Pfizer, Inc.	2.12%
Newmont Mining Corp.	2.11%
The Bank of New York Mellon Corp.	2.11%
McDonald’s Corp.	2.09%
Mondelez International, Inc.	2.09%
Corning, Inc.	2.07%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 99.22%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 6.00%
AT&T, Inc.	165,660	$5,203,380	2.06%
BCE, Inc. (a)	107,100	5,060,475	2.01%
Verizon Communications, Inc.	84,100	4,860,139	1.93%
		15,123,994	6.00%

Consumer Discretionary – 4.37%
McDonald’s Corp.	22,300	5,264,584	2.09%
The Home Depot, Inc.	17,800	5,761,326	2.28%
		11,025,910	4.37%

Consumer Staples – 22.20%
Altria Group, Inc.	104,500	4,989,875	1.98%
British American Tobacco PLC – ADR (a)	129,900	4,872,549	1.93%
Colgate-Palmolive Co.	61,500	4,963,050	1.97%
Mondelez International, Inc.	86,700	5,272,227	2.09%
PepsiCo, Inc.	35,600	5,132,096	2.04%
Philip Morris International, Inc.	54,800	5,206,000	2.06%
The Coca-Cola Co.	93,200	5,030,936	1.99%
The Kraft Heinz Co.	125,500	5,181,895	2.05%
The Kroger Co.	141,500	5,170,410	2.05%
The Procter & Gamble Co.	37,400	4,989,908	1.98%
Unilever PLC – ADR (a)	88,400	5,190,848	2.06%
		55,999,794	22.20%

Energy – 16.79%
BP PLC – ADR (a)	189,300	4,762,788	1.89%
Canadian Natural Resources Ltd. (a)	163,100	4,954,978	1.97%
Chevron Corp.	45,575	4,697,415	1.86%
ConocoPhillips	88,400	4,520,776	1.79%
Exxon Mobil Corp.	82,510	4,722,873	1.87%
Petroleo Brasileiro SA – ADR (a)	595,800	5,052,384	2.00%
Royal Dutch Shell PLC – ADR (a)	113,500	4,313,000	1.71%
Suncor Energy, Inc. (a)	229,900	4,924,458	1.95%
TOTAL SE – ADR (a)	99,500	4,405,860	1.75%
		42,354,532	16.79%

Financials – 13.90%
Citigroup, Inc.	66,900	4,765,956	1.89%
JPMorgan Chase & Co.	30,900	4,752,729	1.88%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Manulife Financial Corp. (a)	226,200	$4,942,470	1.96%
MetLife, Inc.	78,300	4,982,229	1.97%
Royal Bank of Canada (a)	53,600	5,113,440	2.03%
The Bank of New York Mellon Corp.	106,500	5,312,220	2.11%
Toronto-Dominion Bank (a)	75,700	5,204,375	2.06%
		35,073,419	13.90%

Health Care – 15.62%
AbbVie, Inc.	42,900	4,783,350	1.90%
Bristol-Myers Squibb Co.	75,500	4,712,710	1.87%
CVS Health Corp.	67,200	5,134,080	2.04%
Gilead Sciences, Inc.	74,500	4,728,515	1.87%
GlaxoSmithKline PLC – ADR (a)	138,000	5,152,920	2.04%
Johnson & Johnson	29,200	4,751,716	1.88%
Merck & Co., Inc.	64,300	4,790,350	1.90%
Pfizer, Inc.	138,100	5,337,565	2.12%
		39,391,206	15.62%

Industrials – 4.39%
Raytheon Technologies Corp.	62,600	5,210,824	2.06%
United Parcel Service, Inc., Class B	28,800	5,871,168	2.33%
		11,081,992	4.39%

Information Technology – 11.97%
Cisco Systems, Inc.	101,300	5,157,183	2.04%
Corning, Inc.	117,900	5,212,359	2.07%
HP, Inc.	157,300	5,365,503	2.13%
Intel Corp.	74,000	4,257,220	1.69%
International Business Machines Corp.	38,500	5,462,380	2.17%
Texas Instruments, Inc.	26,200	4,729,362	1.87%
		30,184,007	11.97%

Materials – 3.98%
Dow, Inc.	75,600	4,725,000	1.87%
Newmont Mining Corp.	85,100	5,311,091	2.11%
		10,036,091	3.98%

Total Common Stocks
(Cost $227,472,155)		250,270,945	99.22%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

SHORT-TERM INVESTMENTS – 0.72%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.72%
First American Government Obligations Fund,
Institutional Class, 0.03% (b)	1,828,118	$1,828,118	0.72%

Total Short-Term Investments
(Cost $1,828,118)		1,828,118	0.72%

Total Investments
(Cost $229,300,273) – 99.94%		252,099,063	99.94%
Other Assets in Excess of Liabilities – 0.06%		160,257	0.06%

TOTAL NET ASSETS – 100.00%		$252,259,320	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	U.S.-traded security of a foreign corporation.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2021.

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$15,123,994	$—	$—	$15,123,994
Consumer Discretionary	11,025,910	—	—	11,025,910
Consumer Staples	55,999,794	—	—	55,999,794
Energy	42,354,532	—	—	42,354,532
Financials	35,073,419	—	—	35,073,419
Health Care	39,391,206	—	—	39,391,206
Industrials	11,081,992	—	—	11,081,992
Information Technology	30,184,007	—	—	30,184,007
Materials	10,036,091	—	—	10,036,091
Total Common Stocks	$250,270,945	$—	$—	$250,270,945
Short-Term Investments
Money Market Funds	$1,828,118	$—	$—	$1,828,118
Total Short-Term Investments	$1,828,118	$—	$—	$1,828,118
Total Investments	$252,099,063	$—	$—	$252,099,063

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $229,300,273)	$252,099,063
Dividends and interest receivable	742,993
Receivable for fund shares sold	5,477
Prepaid expenses and other assets	20,384
Total Assets	252,867,917

LIABILITIES:
Payable for fund shares redeemed	91,523
Payable to advisor	153,072
Payable to administrator	47,131
Payable to auditor	11,227
Accrued distribution fees	243,297
Accrued service fees	20,246
Accrued trustees fees	4,379
Accrued expenses and other payables	37,722
Total liabilities	608,597
NET ASSETS	$252,259,320

NET ASSETS CONSISTS OF:
Capital stock	$222,306,185
Total distributable earnings	29,953,135
Total net assets	$252,259,320

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$246,920,984
Shares issued and outstanding	13,318,103
Net asset value, offering price, and redemption price per share	$18.54

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$5,338,336
Shares issued and outstanding	287,665
Net asset value, offering price, and redemption price per share	$18.56

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$4,169,889
Interest income	475
Total investment income	4,170,364

EXPENSES:
Investment advisory fees (See Note 5)	857,194
Distribution fees – Investor Class (See Note 5)	170,034
Administration, accounting, custody, and transfer agent fees (See Note 5)	133,524
Service fees – Investor Class (See Note 5)	113,356
Sub-transfer agent expenses – Investor Class (See Note 5)	73,687
Sub-transfer agent expenses – Institutional Class (See Note 5)	1,492
Federal and state registration fees	16,833
Compliance expense (See Note 5)	13,844
Audit fees	11,227
Reports to shareholders	10,156
Trustees’ fees and expenses	9,774
Legal fees	1,365
Other expenses	17,801
Total expenses	1,430,287
NET INVESTMENT INCOME	$2,740,077

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$5,689,771
Net change in unrealized appreciation/depreciation on investments	65,231,211
Net gain on investments	70,920,982
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,661,059

(1)	Net of foreign taxes withheld and issuance fees of $110,417.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment income	$2,740,077	$6,083,189
Net realized gain (loss) on investments	5,689,771	(133,331)
Net change in unrealized
appreciation/depreciation on investments	65,231,211	(46,256,323)
Net increase (decrease) in net
assets resulting from operations	73,661,059	(40,306,465)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(5,556,028)	(16,696,863)
Distributable earnings – Institutional Class	(127,258)	(434,493)
Total distributions	(5,683,286)	(17,131,356)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	596,399	1,453,188
Proceeds from shares subscribed – Institutional Class	253,349	669,886
Dividends reinvested – Investor Class	5,201,166	15,770,353
Dividends reinvested – Institutional Class	108,614	399,784
Cost of shares redeemed – Investor Class	(14,979,043)	(25,597,692)
Cost of shares redeemed – Institutional Class	(786,893)	(1,759,353)
Net decrease in net assets derived
from capital share transactions	(9,606,408)	(9,063,834)
TOTAL INCREASE (DECREASE) IN NET ASSETS	58,371,365	(66,501,655)

NET ASSETS:
Beginning of period	193,887,955	260,389,610
End of period	$252,259,320	$193,887,955

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	35,159	95,023
Shares sold – Institutional Class	15,183	42,187
Shares issued to holders as reinvestment
of dividends – Investor Class	331,074	906,647
Shares issued to holders as reinvestment
of dividends – Institutional Class	6,909	22,969
Shares redeemed – Investor Class	(897,624)	(1,724,299)
Shares redeemed – Institutional Class	(47,372)	(121,134)
Net decrease in shares outstanding	(556,671)	(778,607)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$13.69

Income from investment operations:
Net investment income	0.20	(1)
Net realized and unrealized gains (losses) on investments	5.06
Total from investment operations	5.26

Less distributions:
Dividends from net investment income	(0.41)
Dividends from net realized gains	—
Total distributions	(0.41)
Net asset value, end of period	$18.54

TOTAL RETURN	38.95	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$246.92
Ratio of expenses to average net assets	1.24	%(3)
Ratio of net investment income to average net assets	2.36	%(3)
Portfolio turnover rate(4)	43	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$17.43	$19.29	$21.48	$18.36	$17.69

0.41 (1)	0.47 (1)	0.41	0.45	0.43
(3.01)	0.30	0.35	3.10	0.67
(2.60)	0.77	0.76	3.55	1.10

(0.47)	(0.41)	(0.42)	(0.43)	(0.43)
(0.67)	(2.22)	(2.53)	—	—
(1.14)	(2.63)	(2.95)	(0.43)	(0.43)
$13.69	$17.43	$19.29	$21.48	$18.36

-16.22%	5.22%	3.64%	19.63%	6.41%

$189.60	$253.95	$266.76	$281.07	$126.53
1.30%	1.23%	1.21%	1.22%	1.25%
2.71%	2.75%	2.21%	2.36%	2.33%
32%	27%	41%	72%	36%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$13.71

Income from investment operations:
Net investment income	0.22	(1)
Net realized and unrealized gains (losses) on investments	5.07
Total from investment operations	5.29

Less distributions:
Dividends from net investment income	(0.44)
Dividends from net realized gains	—
Total distributions	(0.44)
Net asset value, end of period	$18.56

TOTAL RETURN	39.17	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$5.34
Ratio of expenses to average net assets:	0.99	%(3)
Ratio of net investment income to average net assets:	2.61	%(3)
Portfolio turnover rate(4)	43	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$17.45	$19.33	$21.52	$18.40	$17.67

0.44 (1)	0.50 (1)	0.45	0.43	0.48
(3.01)	0.29	0.35	3.18	0.67
(2.57)	0.79	0.80	3.61	1.15

(0.49)	(0.45)	(0.46)	(0.49)	(0.42)
(0.68)	(2.22)	(2.53)	—	—
(1.17)	(2.67)	(2.99)	(0.49)	(0.42)
$13.71	$17.45	$19.33	$21.52	$18.40

-16.06%	5.37%	3.88%	19.95%	6.72%

$4.29	$6.44	$7.22	$7.40	$1.88
1.08%	1.08%	0.98%	0.97%	0.95%
2.94%	2.92%	2.43%	2.60%	2.63%
32%	27%	41%	72%	36%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

WWW.HENNESSYFUNDS.COM
16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

HENNESSY FUNDS	1-800-966-4354
17

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

HENNESSY FUNDS	1-800-966-4354
19

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $97,431,123 and $108,210,162, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund did not have any borrowings outstanding under the line of credit.

HENNESSY FUNDS	1-800-966-4354
21

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$236,632,445
Gross tax unrealized appreciation	$17,499,311
Gross tax unrealized depreciation	(60,265,799)
Net tax unrealized appreciation/(depreciation)	$(42,766,488)
Undistributed ordinary income	$4,857,601
Undistributed long-term capital gains	—
Total distributable earnings	$4,857,601
Other accumulated gain/(loss)	$(115,751)
Total accumulated gain/(loss)	$(38,024,638)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had $115,751 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2021 (year to date) and fiscal year 2020, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020
Ordinary income(1)	$5,683,286	$7,147,381
Long-term capital gains	—	9,983,975
Total distributions	$5,683,286	$17,131,356

(1)  Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS/EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” headings are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSY FUNDS	1-800-966-4354
23

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,389.50	$7.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21

Institutional Class
Actual	$1,000.00	$1,391.70	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.24% for Investor Class shares or 0.99% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

WWW.HENNESSYFUNDS.COM
24

EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 99.50%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

HENNESSY FUNDS	1-800-966-4354
25

Board Approval of Investment Advisory
Agreement

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Adviser regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

WWW.HENNESSYFUNDS.COM
26

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

HENNESSY FUNDS	1-800-966-4354
27

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

WWW.HENNESSYFUNDS.COM
28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
29

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY TOTAL RETURN FUND

Investor Class  HDOGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	14
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Federal Tax Distribution Information	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

I can hardly believe that we have been navigating through one of the worst pandemics in modern history for more than a year. From the start, our thoughts have been with those affected by COVID-19 and with our frontline healthcare and essential workers. We are encouraged by the rapid rollout of vaccines and the continued reopening of the economy, and we hope this signals a turning point.

This is the first time in over 20 years in this business that I have witnessed volatility as extreme as the volatility that has rocked the financial markets and the economy over the past year. Both the pace of change and the magnitude of change have been staggering. As I reflect on this, I am reminded of a scientific concept called “punctuated equilibrium.” Biologist Stephen Jay Gould revolutionized evolutionary thinking with this theory, which challenged the prevailing belief that biological change happens slowly, consistently, and methodically over time. His theory instead proposed that change happens abruptly and dramatically and that new species pop up and others vanish rapidly, sometimes caused by catastrophic events. In between these explosive periods are much longer intervals of relative stability.

The dramatic market downdraft brought on by the pandemic, followed by the equally dramatic recovery, have been jarring. We witnessed an explosion of IPOs, a plethora of bankruptcies, and a dramatic change in market leadership. Yet unlike in the biological world, we are able to respond to stock market crises and try to dampen their negative impact. There have been numerous and unprecedented fiscal and monetary responses from the Federal Reserve and the U.S. government, and in many ways these measures may have spurred the economic recovery.

For the first six months of our fiscal year through April 30, 2021, the market appeared to be on a relentless march higher, with the S&P 500® Index rising 28.85% on a total return basis, setting new all-time highs 35 times in 124 trading days and closing at its then-highest level ever on April 29, 2021. We saw a dramatic shift back toward value investing, and many of the sectors and individual stocks that had underperformed for most of last year soared. Value outperformed growth, small-caps beat mid-caps, and mid-caps beat large-caps. The Energy and Financials sectors skyrocketed, as evidenced by the S&P 500® Energy Index’s total return of 75.94% and the Russell 1000® Index Financials’ total return of 52.00% during the six-month period. As we begin to move beyond the chaos caused by the pandemic, solid market fundamentals are reappearing, which we believe underscores the health and strength of our economy.

We are pleased with the performance of our mutual funds during the first half of our fiscal year. On an absolute basis, each of our 16 Funds achieved positive performance, and 11 of our 16 funds outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index, and three of our sector Funds posted total returns of over 50%, due primarily to their focus on the Energy and Financials sectors. We believe this was a favorable period for both our style of high-conviction investing as well as the areas and sectors of the market in which our Funds focus. While performance may wax and wane over a complete market cycle, we remain committed to managing our portfolios for long-term performance, ever mindful of downside risk.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Circling back to Gould’s theory of punctuated equilibrium, we are left with the question, “Where do we go from here?” Are we entering a more stable period in the economy and the market, similar to the periods of relative stasis in the geological record? We are optimistic that this may in fact be the case and that the markets will return to a less volatile part of the cycle. But, with history as our guide, we know that even the greatest bull markets have experienced corrections along the way. While certain individual stock or sector valuations might look stretched, we believe the market as a whole has more room to run. Strong GDP growth and increasing earnings expectations for this year, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and a measured reopening of certain parts of the economy all support the market moving higher from here.

We remain committed to our shareholders as we thoughtfully navigate these unprecedented times. We know that you have a multitude of investment options to choose from, and we are grateful for the trust you put in us and your continued interest and investment in our family of Funds. Should you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Total Return
Fund (HDOGX)	21.45%	16.51%	6.82%	7.44%
75/25 Blended DJIA/Treasury Index	21.34%	30.59%	12.73%	9.94%
Dow Jones Industrial Average	29.07%	42.12%	16.48%	12.95%

Expense ratio: 1.73%

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the ICE BofAML 3-Month U.S. Treasury Bill Index, which comprises U.S. Treasury securities maturing in three months. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The NASDAQ Stock Market. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY TOTAL RETURN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 0.020%, 07/15/2021	31.77%
U.S. Treasury Bill, 0.010%, 06/17/2021	21.18%
U.S. Treasury Bill, 0.015%, 05/13/2021	15.88%
Cisco Systems, Inc.	7.68%
Chevron Corp.	7.66%
Walgreens Boots Alliance, Inc.	7.66%
3M Co.	7.52%
International Business Machines Corp.	7.21%
Dow, Inc.	7.20%
Verizon Communications, Inc.	6.35%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 70.99%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 6.35%
Verizon Communications, Inc.	62,300	$3,600,317	6.35%

Consumer Staples – 13.88%
The Coca-Cola Co.	65,300	3,524,894	6.22%
Walgreens Boots Alliance, Inc.	81,700	4,338,270	7.66%
		7,863,164	13.88%

Energy – 7.66%
Chevron Corp.	42,100	4,339,247	7.66%

Financials – 5.38%
JPMorgan Chase & Co.	17,800	2,737,818	4.83%
The Travelers Companies, Inc.	2,000	309,320	0.55%
		3,047,138	5.38%

Health Care – 8.11%
Amgen, Inc.	6,700	1,605,588	2.84%
Merck & Co., Inc.	40,100	2,987,450	5.27%
		4,593,038	8.11%

Industrials – 7.52%
3M Co.	21,600	4,258,224	7.52%

Information Technology – 14.89%
Cisco Systems, Inc.	85,500	4,352,805	7.68%
International Business Machines Corp.	28,800	4,086,144	7.21%
		8,438,949	14.89%

Materials – 7.20%
Dow, Inc.	65,300	4,081,250	7.20%

Total Common Stocks
(Cost $34,029,857)		40,221,327	70.99%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 70.39%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 1.56%
First American Government Obligations Fund,
Institutional Class, 0.03% (a)	883,323	$883,323	1.56%

U.S. Treasury Bills – 68.83%
0.015%, 05/13/2021 (b)(c)	9,000,000	8,999,910	15.88%
0.010%, 06/17/2021 (b)(c)	12,000,000	11,999,922	21.18%
0.020%, 07/15/2021 (b)(c)	18,000,000	17,999,726	31.77%
		38,999,558	68.83%

Total Short-Term Investments
(Cost $39,882,780)		39,882,881	70.39%

Total Investments
(Cost $73,912,637) – 141.38%		80,104,208	141.38%
Liabilities in Excess of Other Assets – (41.38)%		(23,446,648)	(41.38)%

TOTAL NET ASSETS – 100.00%		$56,657,560	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of April 30, 2021.
(b)	The rate listed is the discount rate at issue.
(c)	All or a portion of this security is pledged as collateral for securities sold subject to repurchase. The aggregate fair value of the collateral is $25,999,704.

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$3,600,317	$—	$—	$3,600,317
Consumer Staples	7,863,164	—	—	7,863,164
Energy	4,339,247	—	—	4,339,247
Financials	3,047,138	—	—	3,047,138
Health Care	4,593,038	—	—	4,593,038
Industrials	4,258,224	—	—	4,258,224
Information Technology	8,438,949	—	—	8,438,949
Materials	4,081,250	—	—	4,081,250
Total Common Stocks	$40,221,327	$—	$—	$40,221,327
Short-Term Investments
Money Market Funds	$883,323	$—	$—	$883,323
U.S. Treasury Bills	—	38,999,558	—	38,999,558
Total Short-Term Investments	$883,323	$38,999,558	$—	$39,882,881
Total Investments	$41,104,650	$38,999,558	$—	$80,104,208

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$5,397,000	Jefferies LLC	0.30%	02/11/21	05/13/21	$5,401,048
7,196,000	Jefferies LLC	0.25%	03/18/21	06/17/21	7,200,498
10,794,000	Jefferies LLC	0.25%	04/15/21	07/15/21	10,800,746
$23,387,000					$23,402,292

As of April 30, 2021, the fair value of securities held as collateral for reverse repurchase agreements was $25,999,704, as noted on the Schedule of Investments.

Reverse repurchase agreements are not included in the fair value hierarchy because they are carried at face value.  Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. The face value of the reverse repurchase agreements as of April 30, 2021, was $23,387,000. The face value plus interest due at maturity is equal to $23,402,292.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $73,912,637)	$80,104,208
Dividends and interest receivable	39,126
Receivable for fund shares sold	6,046
Prepaid expenses and other assets	9,789
Total assets	80,159,169

LIABILITIES:
Payable for fund shares redeemed	6,161
Payable to advisor	28,131
Payable to administrator	12,097
Payable to auditor	11,227
Accrued distribution fees	27,629
Accrued service fees	4,689
Reverse repurchase agreements	23,387,000
Accrued interest payable	6,781
Accrued trustees fees	4,945
Accrued expenses and other payables	12,949
Total liabilities	23,501,609
NET ASSETS	$56,657,560

NET ASSETS CONSISTS OF:
Capital stock	$51,012,212
Total distributable earnings	5,645,348
Total net assets	$56,657,560

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$56,657,560
Shares issued and outstanding	4,167,051
Net asset value, offering price, and redemption price per share	$13.60

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividend income	$840,630
Interest income	12,125
Total investment income	852,755

EXPENSES:
Investment advisory fees (See Note 5)	164,187
Distribution fees – Investor Class (See Note 5)	41,047
Administration, accounting, custody, and transfer agent fees (See Note 5)	36,125
Interest expense (See Notes 7 and 9)	32,381
Service fees – Investor Class (See Note 5)	27,364
Sub-transfer agent expenses – Investor Class (See Note 5)	20,401
Compliance expense (See Note 5)	13,844
Audit fees	11,227
Federal and state registration fees	10,586
Trustees’ fees and expenses	9,231
Reports to shareholders	5,352
Legal fees	362
Other expenses	4,794
Total expenses	376,901
NET INVESTMENT INCOME	$475,854

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(448,079)
Net change in unrealized appreciation/depreciation on investments	10,474,650
Net gain on investments	10,026,571
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,502,425

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment income	$475,854	$1,229,563
Net realized gain (loss) on investments	(448,079)	4,113,416
Net change in unrealized
appreciation/depreciation on investments	10,474,650	(13,243,536)
Net increase (decrease) in net
assets resulting from operations	10,502,425	(7,900,557)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(3,626,442)	(1,304,402)
Total distributions	(3,626,442)	(1,304,402)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	336,359	1,734,947
Dividends reinvested – Investor Class	3,436,483	1,234,664
Cost of shares redeemed – Investor Class	(4,657,191)	(16,040,005)
Net decrease in net assets derived
from capital share transactions	(884,349)	(13,070,394)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,991,634	(22,275,353)

NET ASSETS:
Beginning of period	50,665,926	72,941,279
End of period	$56,657,560	$50,665,926

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	25,596	133,453
Shares issued to holders as reinvestment
of dividends – Investor Class	268,736	99,796
Shares redeemed – Investor Class	(360,508)	(1,218,266)
Net decrease in shares outstanding	(66,176)	(985,017)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Statement of Cash Flows for the six months ended April 30, 2021 (Unaudited)

Cash flows from operating activities:
Net increase in net assets from operations	$10,502,425
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Payments to purchase securities	(7,151,004)
Proceeds from sale of securities	11,795,970
Proceeds from securities litigation	1,141
Net sale of short term investments	(2,397,889)
Realized loss on investments in securities	448,079
Net accretion of discount on securities	(11,904)
Change in unrealized appreciation/depreciation
on investments in securities	(10,474,650)
Decreases in operating assets:
Decrease in dividends and interest receivable	8,577
Decrease in prepaid expenses and other assets	1,407
Increases (decreases) in operating liabilities:
Increase in payable to advisor	1,313
Decrease in payable to administrator	(53)
Decrease in payable for distribution fees	(1,519)
Increase in payable for service fees	219
Decrease in accrued interest payable	(190)
Decrease in accrued audit fees	(11,873)
Increase in accrued trustee fees	1,008
Increase in other accrued expenses and payables	474
Net cash used in operating securities	2,711,531

Cash flows from financing activities:
Increase in reverse repurchase agreements	1,799,000
Proceeds on shares sold	330,458
Payment on shares redeemed	(4,651,030)
Distributions paid in cash, net of reinvestments	(189,959)
Net cash provided by financing activities	(2,711,531)
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein, consisting
of dividend reinvestment of dividends and distributions	$3,436,483

Cash paid for interest	$32,571

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

STATEMENT OF CASH FLOWS

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$11.97

Income from investment operations:
Net investment income	0.11	(1)
Net realized and unrealized gains (losses) on investments	2.39
Total from investment operations	2.50

Less distributions:
Dividends from net investment income	(0.11)
Dividends from net realized gains	(0.76)
Total distributions	(0.87)
Net asset value, end of period	$13.60

TOTAL RETURN	21.45	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$56.66
Ratio of expenses, including interest expense, to average net assets	1.38	%(3)
Ratio of net investment income to average net assets	1.74	%(3)
Portfolio turnover rate	19	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$13.98	$13.57	$14.66	$13.84	$14.19

0.27 (1)	0.24 (1)	0.23	0.20	0.16
(1.99)	0.81	0.43	1.48	0.88
(1.72)	1.05	0.66	1.68	1.04

(0.29)	(0.24)	(0.23)	(0.20)	(0.16)
—	(0.40)	(1.52)	(0.66)	(1.23)
(0.29)	(0.64)	(1.75)	(0.86)	(1.39)
$11.97	$13.98	$13.57	$14.66	$13.84

-12.36%	7.93%	4.92%	12.56%	8.20%

$50.67	$72.94	$71.60	$77.75	$83.87
1.73%	2.31%	1.95%	1.57%	1.44%
2.05%	1.74%	1.67%	1.38%	1.22%
39%	30%	10%	36%	44%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.

WWW.HENNESSYFUNDS.COM
16

NOTES TO THE FINANCIAL STATEMENTS

Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Reverse Repurchase Agreements – Transactions involving reverse repurchase agreements are treated as collateralized financing transactions and are recorded at their contracted resell or repurchase amounts, which approximates fair value. Upon entering into a reverse repurchase agreement transaction, the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and the Fund subsequently monitors the account to ensure that it maintains such equivalent value. Interest on reverse repurchase agreements is included in interest payable.

As of April 30, 2021, securities with a fair value of $25,999,704, which are included in investments in securities in the Statement of Assets and Liabilities, were pledged to collateralize reverse repurchase agreements.

j).
Offsetting Assets and Liabilities – The Fund follows the financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRAs”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the

HENNESSY FUNDS	1-800-966-4354
17

Fund’s use of the proceeds of the MRA may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities. For additional information regarding the offsetting of assets and liabilities as of April 30, 2021, please refer to the table in Note 9.

k).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

HENNESSY FUNDS	1-800-966-4354
19

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $7,151,004 and $11,795,970, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $11,586 and 3.25%, respectively. The interest expensed by the Fund under the line of credit during the six months ended April 30, 2021, is included as a component of interest expense in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $699,000. As of April 30, 2021, the Fund did not have any borrowings outstanding under the line of credit.

HENNESSY FUNDS	1-800-966-4354
21

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$76,716,213
Gross tax unrealized appreciation	$3,603,621
Gross tax unrealized depreciation	(8,005,883)
Net tax unrealized appreciation/(depreciation)	$(4,402,262)
Undistributed ordinary income	$21,339
Undistributed long-term capital gains	3,150,288
Total distributable earnings	$3,171,627
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$(1,230,635)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2021 (year to date) and fiscal year 2020, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020
Ordinary income(1)	$476,128	$1,304,402
Long-term capital gains	3,150,314	—
Total distributions	$3,626,442	$1,304,402

(1)  Ordinary income includes short-term capital gains.

9).  REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund. Securities sold under reverse repurchase agreements are reflected as a liability in the Statement of Assets and Liabilities. Interest payments made under reverse repurchase agreements during the six months ended April 30, 2021, totaled $32,192 and are recorded as a component of interest expense in the Statement of Operations.

During the six months ended April 30, 2021, the average daily balance and average interest rate in effect for reverse repurchase agreements were $21,776,845 and 0.29%, respectively. Below is information about the scheduled maturity date, amount, and interest rate for outstanding reverse repurchase agreements as of April 30, 2021:

Maturity Date	Amount	Interest Rate
May 13, 2021	$ 5,397,000	0.30%
June 17, 2021	$ 7,196,000	0.25%
July 15, 2021	$10,794,000	0.25%

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

Outstanding reverse repurchase agreements as of April 30, 2021, comprised 41.28% of the Fund’s net assets.

Below is information about reverse repurchase agreements eligible for offset in the Statement of Assets and Liabilities, on both a gross and net basis:

	Gross	Net	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Amounts	Amounts
	Offset	Presented
Gross	in the	in the
Amounts of	Statement of	Statement of		Collateral
Recognized	Assets and	Assets and	Financial	Pledged	Net
Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
$23,387,000	$—	$23,387,000	$23,387,000	$—	$—
$23,387,000	$—	$23,387,000	$23,387,000	$—	$—

For additional information, please refer to the “Offsetting Assets and Liabilities” section in Note 2.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354
23

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,214.50	$7.58
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.90

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

WWW.HENNESSYFUNDS.COM
24

EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

HENNESSY FUNDS	1-800-966-4354
25

Board Approval of Investment Advisory
Agreement

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Adviser regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

WWW.HENNESSYFUNDS.COM
26

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

HENNESSY FUNDS	1-800-966-4354
27

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

WWW.HENNESSYFUNDS.COM
28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
29

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY EQUITY AND INCOME FUND
Investor Class  HEIFX
Institutional Class  HEIIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to the Financial Statements	22
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Board Approval of Investment Advisory Agreements	33

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

I can hardly believe that we have been navigating through one of the worst pandemics in modern history for more than a year. From the start, our thoughts have been with those affected by COVID-19 and with our frontline healthcare and essential workers. We are encouraged by the rapid rollout of vaccines and the continued reopening of the economy, and we hope this signals a turning point.

This is the first time in over 20 years in this business that I have witnessed volatility as extreme as the volatility that has rocked the financial markets and the economy over the past year. Both the pace of change and the magnitude of change have been staggering. As I reflect on this, I am reminded of a scientific concept called “punctuated equilibrium.” Biologist Stephen Jay Gould revolutionized evolutionary thinking with this theory, which challenged the prevailing belief that biological change happens slowly, consistently, and methodically over time. His theory instead proposed that change happens abruptly and dramatically and that new species pop up and others vanish rapidly, sometimes caused by catastrophic events. In between these explosive periods are much longer intervals of relative stability.

The dramatic market downdraft brought on by the pandemic, followed by the equally dramatic recovery, have been jarring. We witnessed an explosion of IPOs, a plethora of bankruptcies, and a dramatic change in market leadership. Yet unlike in the biological world, we are able to respond to stock market crises and try to dampen their negative impact. There have been numerous and unprecedented fiscal and monetary responses from the Federal Reserve and the U.S. government, and in many ways these measures may have spurred the economic recovery.

For the first six months of our fiscal year through April 30, 2021, the market appeared to be on a relentless march higher, with the S&P 500® Index rising 28.85% on a total return basis, setting new all-time highs 35 times in 124 trading days and closing at its then-highest level ever on April 29, 2021. We saw a dramatic shift back toward value investing, and many of the sectors and individual stocks that had underperformed for most of last year soared. Value outperformed growth, small-caps beat mid-caps, and mid-caps beat large-caps. The Energy and Financials sectors skyrocketed, as evidenced by the S&P 500® Energy Index’s total return of 75.94% and the Russell 1000® Index Financials’ total return of 52.00% during the six-month period. As we begin to move beyond the chaos caused by the pandemic, solid market fundamentals are reappearing, which we believe underscores the health and strength of our economy.

We are pleased with the performance of our mutual funds during the first half of our fiscal year. On an absolute basis, each of our 16 Funds achieved positive performance, and 11 of our 16 funds outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index, and three of our sector Funds posted total returns of over 50%, due primarily to their focus on the Energy and Financials sectors. We believe this was a favorable period for both our style of high-conviction investing as well as the areas and sectors of the market in which our Funds focus. While performance may wax and wane over a complete market cycle, we remain committed to managing our portfolios for long-term performance, ever mindful of downside risk.

WWW.HENNESSYFUNDS.COM

LETTER TO SHAREHOLDERS

Circling back to Gould’s theory of punctuated equilibrium, we are left with the question, “Where do we go from here?” Are we entering a more stable period in the economy and the market, similar to the periods of relative stasis in the geological record? We are optimistic that this may in fact be the case and that the markets will return to a less volatile part of the cycle. But, with history as our guide, we know that even the greatest bull markets have experienced corrections along the way. While certain individual stock or sector valuations might look stretched, we believe the market as a whole has more room to run. Strong GDP growth and increasing earnings expectations for this year, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and a measured reopening of certain parts of the economy all support the market moving higher from here.

We remain committed to our shareholders as we thoughtfully navigate these unprecedented times. We know that you have a multitude of investment options to choose from, and we are grateful for the trust you put in us and your continued interest and investment in our family of Funds. Should you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	17.62%	29.40%	9.23%	8.21%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	17.81%	29.89%	9.66%	8.57%
60/40 Blended Balanced Index	16.35%	26.45%	11.66%	9.75%
70/30 Blended Balanced Index	19.39%	31.13%	13.12%	10.87%
S&P 500® Index	28.85%	45.98%	17.42%	14.17%

Expense ratios: 1.56% (Investor Class); 1.19% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance shown for periods including or prior to October 26, 2012, is that of the FBR Balanced Fund.

The 60/40 Blended Balanced Index consists of 60% common stocks represented by the S&P 500® Index and 40% bonds represented by the Bloomberg Barclays Intermediate U.S. Government/Credit Index. The 70/30 Blended Balanced Index consists of 70% common stocks represented by the S&P 500® Index and 30% bonds represented by the Bloomberg Barclays Intermediate U.S. Government/Credit Index. The Bloomberg Barclays Intermediate U.S. Government/Credit Index measures the performance of U.S. dollar-denominated Treasury securities and government-related and investment-grade corporate securities that have $250 million or more of outstanding face value, are fixed rate and non-convertible, and have remaining maturities of greater than or equal to one year and less than 10 years. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY EQUITY AND INCOME FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Berkshire Hathaway, Inc., Class B	4.87%
Alphabet, Inc., Class C	4.14%
Apple, Inc.	3.91%
The Charles Schwab Corp.	3.54%
Altria Group, Inc.	3.06%
Visa, Inc., Class A	2.94%
CarMax, Inc.	2.92%
FedEx Corp.	2.92%
Norfolk Southern Corp.	2.81%
STORE Capital Corp.	2.78%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS – 69.04%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 8.36%
Alphabet, Inc., Class C (a)	2,097	$5,054,022	4.14%
Facebook, Inc. (a)	8,870	2,883,459	2.36%
Verizon Communications, Inc.	39,139	2,261,843	1.86%
		10,199,324	8.36%

Consumer Discretionary – 9.59%
CarMax, Inc. (a)	26,780	3,568,167	2.92%
Lowe’s Companies, Inc.	8,870	1,740,737	1.43%
O’Reilly Automotive, Inc. (a)	5,517	3,050,239	2.50%
The Home Depot, Inc.	10,349	3,349,661	2.74%
		11,708,804	9.59%

Consumer Staples – 7.36%
Altria Group, Inc.	78,175	3,732,856	3.06%
Church & Dwight Co., Inc.	28,874	2,475,657	2.03%
Nestlé S.A. – ADR (b)	23,203	2,773,455	2.27%
		8,981,968	7.36%

Energy – 0.23%
Enbridge, Inc. (b)	1,575	60,748	0.05%
Kinder Morgan, Inc.	3,300	56,265	0.05%
Targa Resources Corp.	2,500	86,725	0.07%
The Williams Companies, Inc.	3,100	75,516	0.06%
		279,254	0.23%

Financials – 12.42%
Berkshire Hathaway, Inc., Class B (a)	21,603	5,939,745	4.87%
BlackRock, Inc.	3,092	2,533,276	2.07%
The Charles Schwab Corp.	61,407	4,323,053	3.54%
The Progressive Corp.	23,510	2,368,397	1.94%
		15,164,471	12.42%

Health Care – 4.37%
Bristol-Myers Squibb Co.	20,832	1,300,333	1.07%
Johnson & Johnson	14,330	2,331,921	1.91%
Pfizer, Inc.	44,028	1,701,682	1.39%
		5,333,936	4.37%

Industrials – 7.27%
FedEx Corp.	12,293	3,568,781	2.92%
Norfolk Southern Corp.	12,289	3,431,580	2.81%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Old Dominion Freight Line, Inc.	7,263	$1,872,474	1.54%
		8,872,835	7.27%

Information Technology – 12.95%
Apple, Inc.	36,301	4,772,129	3.91%
Cisco Systems, Inc.	40,635	2,068,728	1.69%
Citrix Systems, Inc.	16,257	2,013,429	1.65%
Texas Instruments, Inc.	18,648	3,366,151	2.76%
Visa, Inc., Class A	15,358	3,587,015	2.94%
		15,807,452	12.95%

Materials – 6.49%
Air Products and Chemicals, Inc.	8,960	2,584,781	2.12%
Martin Marietta Materials, Inc.	9,003	3,179,139	2.60%
NewMarket Corp.	6,245	2,164,455	1.77%
		7,928,375	6.49%

Total Common Stocks
(Cost $51,776,292)		84,276,419	69.04%

PREFERRED STOCKS – 1.75%

Communication Services – 0.04%
AT&T, Inc., Series C, 4.750%, Perpetual	1,935	49,207	0.04%

Consumer Discretionary – 0.01%
Ford Motor Co., 6.000%, 12/01/2059	575	15,180	0.01%

Consumer Staples – 0.08%
CHS, Inc., Series 3, 6.750% to 09/30/2024 then
3 Month LIBOR USD + 4.155%, Perpetual (e)	415	11,433	0.01%
CHS, Inc., Series 4, 7.500%, Perpetual	2,985	85,132	0.07%
		96,565	0.08%
Energy – 0.04%
Enbridge, Inc., Series B, 6.375% to 04/15/2023 then
3 Month LIBOR USD + 3.593%, 04/15/2078 (b)(e)	1,860	49,290	0.04%

Financials – 1.58%
AEGON Funding Co. LLC, 5.100%, 12/15/2049	880	23,065	0.02%
American International Group, Inc., Series A, 5.850%, Perpetual	1,720	47,696	0.04%
Arch Capital Group Ltd., Series F, 5.450%, Perpetual (b)	1,895	49,441	0.04%
Axis Capital Holdings Ltd., Series E, 5.500%, Perpetual (b)	1,060	26,977	0.02%
BancorpSouth Bank, Series A, 5.500%, Perpetual	655	17,521	0.01%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Bank of America Corp.
Series KK, 5.375%, Perpetual	975	$27,037	0.02%
Series GG, 6.000%, Perpetual	1,460	40,194	0.04%
Capital One Financial Corp.
Series J, 4.800%, Perpetual	1,990	50,645	0.04%
Series I, 5.000%, Perpetual	1,985	51,610	0.04%
Citigroup, Inc.
Series K, 6.875% to 11/15/2023 then
3 Month LIBOR USD + 4.130%, Perpetual (e)	930	26,458	0.02%
Series J, 7.125% to 09/30/2023 then
3 Month LIBOR USD + 4.040%, Perpetual (e)	1,425	40,185	0.03%
Citizens Financial Group, Inc., Series D, 6.350% to 04/06/2024 then
3 Month LIBOR USD + 3.642%, Perpetual (e)	1,140	31,943	0.03%
Cullen/Frost Bankers, Inc., Series B, 4.450%, Perpetual	860	21,792	0.02%
Equitable Holdings, Inc., Series A, 5.250%, Perpetual	1,310	34,165	0.03%
Federal Agricultural Mortgage Corp., Series F, 5.250%, Perpetual	800	20,784	0.02%
Fifth Third Bancorp
Series K, 4.950%, Perpetual	1,890	50,973	0.04%
Series I, 6.625% to 12/31/2023 then
3 Month LIBOR USD + 3.710%, Perpetual (e)	1,115	31,510	0.03%
First Citizens BancShares, Inc., Series A, 5.375%, Perpetual	1,960	52,665	0.04%
First Horizon Corp.
Series D, 6.100% to 05/01/2024 then
3 Month LIBOR USD + 3.859%, Perpetual (e)	650	17,407	0.01%
Series B, 6.625% to 08/01/2025 then
3 Month LIBOR USD + 4.262%, Perpetual (e)	830	23,502	0.02%
First Republic Bank, Series J, 4.700%, Perpetual	1,025	26,548	0.02%
Hartford Financial Services Group, Inc., Series G, 6.000%, Perpetual	1,640	45,871	0.04%
Huntington Bancshares, Inc., Series H, 4.500%, Perpetual	1,915	48,162	0.04%
JPMorgan Chase & Co.
Series JJ, 4.550%, Perpetual	2,050	53,300	0.04%
Series GG, 4.750%, Perpetual	1,880	49,294	0.04%
KeyCorp
Series F, 5.650%, Perpetual	840	22,772	0.02%
Series E, 6.125% to 12/15/2026 then
3 Month LIBOR USD + 3.892%, Perpetual (e)	1,680	50,400	0.04%
Legg Mason, Inc., 5.450%, 09/15/2056	880	22,378	0.02%
MetLife, Inc., Series F, 4.750%, Perpetual	1,895	49,914	0.04%
Morgan Stanley
Series K, 5.850% to 04/15/2027 then
3 Month LIBOR USD + 3.491%, Perpetual (e)	750	21,450	0.02%
Series I, 6.375% to 10/15/2024 then
3 Month LIBOR USD + 3.708%, Perpetual (e)	2,980	84,483	0.07%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Regions Financial Corp.
Series E, 4.450%, Perpetual	2,100	$51,870	0.04%
Series C, 5.700% to 05/15/2029 then
3 Month LIBOR USD + 3.148%, Perpetual (e)	1,210	33,311	0.03%
State Street Corp., Series D, 5.900% to 03/15/2024 then
3 Month LIBOR USD + 3.108%, Perpetual (e)	2,335	65,940	0.05%
SVB Financial Group, Series A, 5.250%, Perpetual	1,250	33,388	0.03%
Synchrony Financial, Series A, 5.625%, Perpetual	1,945	51,387	0.04%
Synovus Financial Corp.
Series E, 5.875% to 07/01/2024 then
5 Year CMT Rate + 4.127%, Perpetual (e)	845	22,545	0.02%
Series D, 6.300% to 06/21/2023 then
3 Month LIBOR USD + 3.352%, Perpetual (e)	850	22,423	0.02%
TCF Financial Corp., Series C, 5.700%, Perpetual	865	23,225	0.02%
Texas Capital Bancshares, Inc., Series B, 5.750%, Perpetual	730	18,892	0.02%
The Allstate Corp.
Series H, 5.100%, Perpetual	1,260	34,411	0.03%
Series G, 5.625%, Perpetual	1,965	54,568	0.04%
The Goldman Sachs Group, Inc.
Series K, 6.375% to 05/10/2024 then
3 Month LIBOR USD + 3.550%, Perpetual (e)	1,035	29,208	0.02%
Series J, 5.500% to 05/10/2023 then
3 Month LIBOR USD + 3.640%, Perpetual (e)	1,130	30,623	0.03%
Truist Financial Corp.
Series R, 4.750%, Perpetual	1,835	48,664	0.04%
Series O, 5.250%, Perpetual	1,880	52,377	0.04%
US Bancorp, Series B, 3.500% to 06/01/2021 then
3 Month LIBOR USD + 0.600%, Perpetual (e)	1,925	46,778	0.04%
Washington Federal, Inc., Series A, 4.875%, Perpetual	1,860	47,876	0.04%
Wells Fargo & Co.
Series Z, 4.750%, Perpetual	1,930	49,659	0.04%
Series R, 6.625% to 03/15/2024 then
3 Month LIBOR USD + 3.690%, Perpetual (e)	1,770	51,312	0.04%
		1,928,599	1.58%

Total Preferred Stocks
(Cost $1,991,823)		2,138,841	1.75%

REITS – 3.05%

Financials – 3.05%
Annaly Capital Management, Inc., Series F, 6.950% to 09/30/2022
then 3 Month LIBOR USD + 4.993%, Perpetual (e)	1,335	33,802	0.03%
Apollo Commercial Real Estate Finance, Inc.	4,130	62,817	0.05%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

REITS	Number of Shares/		% of
	Par Amount	Value	Net Assets
Financials (Continued)
Chimera Investment Corp.	2,930	$38,500	0.03%
Chimera Investment Corp.
Series A, 8.000%, Perpetual	1,405	35,940	0.03%
Series B, 8.000% to 03/30/2024 then
3 Month LIBOR USD + 5.791%, Perpetual (e)	695	17,236	0.01%
Kimco Realty Corp., Series M, 5.250%, Perpetual	1,030	27,439	0.02%
Monmouth Real Estate Investment Corp., Series C, 6.125%, Perpetual	1,745	44,585	0.04%
Starwood Property Trust, Inc.	2,730	70,489	0.06%
STORE Capital Corp.	94,903	3,396,579	2.78%

Total REITS
(Cost $2,703,125)		3,727,387	3.05%

CORPORATE BONDS – 14.72%

Communication Services – 0.91%
AT&T, Inc., 4.250%, 03/01/2027	980,000	1,109,980	0.91%

Consumer Discretionary – 1.06%
Alibaba Group Holding Ltd., 3.600%, 11/28/2024 (b)	1,000,000	1,085,380	0.89%
Starbucks Corp., 4.450%, 08/15/2049	175,000	206,544	0.17%
		1,291,924	1.06%

Energy – 0.89%
Canadian Natural Resources Ltd., 3.900%, 02/01/2025 (b)	1,000,000	1,085,013	0.89%

Financials – 8.64%
Aflac, Inc., 3.600%, 04/01/2030	300,000	331,926	0.27%
Dell International LLC / EMC Corp., 5.450%, 06/15/2023 (d)	1,220,000	1,331,405	1.09%
Discover Financial Services, 5.200%, 04/27/2022	650,000	679,813	0.56%
General Motors Financial Co, Inc., 3.700%, 05/09/2023	1,075,000	1,132,286	0.93%
Huntington Bancshares, Inc.
2.550%, 02/04/2030	525,000	533,221	0.44%
4.000%, 05/15/2025	365,000	406,346	0.33%
Prudential Financial, Inc., 3.878%, 03/27/2028	400,000	454,426	0.37%
Raymond James Financial, Inc.
3.625%, 09/15/2026	1,500,000	1,670,911	1.37%
5.625%, 04/01/2024	700,000	796,956	0.65%
Synchrony Financial
3.750%, 08/15/2021	350,000	351,332	0.29%
3.950%, 12/01/2027	650,000	707,167	0.58%
Synovus Financial Corp., 3.125%, 11/01/2022	1,300,000	1,342,349	1.10%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

CORPORATE BONDS			% of
	Par Amount	Value	Net Assets
Financials (Continued)
Willis North America, Inc., 3.600%, 05/15/2024	750,000	$808,621	0.66%
		10,546,759	8.64%

Health Care – 1.27%
Edwards Lifesciences Corp., 4.300%, 06/15/2028	700,000	797,427	0.65%
Evernorth Health, Inc., 3.500%, 06/15/2024	700,000	753,234	0.62%
		1,550,661	1.27%

Industrials – 0.34%
General Electric Co., 3.625%, 05/01/2030	380,000	413,020	0.34%

Information Technology – 1.61%
Autodesk, Inc., 2.850%, 01/15/2030	675,000	705,327	0.58%
Broadcom, Inc., 4.110%, 09/15/2028	425,000	469,733	0.38%
PayPal Holdings, Inc., 2.850%, 10/01/2029	750,000	792,667	0.65%
		1,967,727	1.61%

Total Corporate Bonds
(Cost $16,744,200)		17,965,084	14.72%

MORTGAGE-BACKED SECURITIES – 3.37%

Fannie Mae Pool
3.000%, 10/01/2043	1,353,664	1,447,309	1.19%
3.500%, 01/01/2042	248,035	270,191	0.22%
6.000%, 10/01/2037	95,727	112,499	0.09%
Fannie Mae REMICS
Series 2013-52, 1.250%, 06/25/2043	76,132	76,379	0.06%
Series 2012-22, 2.000%, 11/25/2040	25,432	25,761	0.02%
Series 2012-16, 2.000%, 11/25/2041	65,166	67,487	0.06%
Series 2010-134, 2.250%, 03/25/2039	34,738	35,210	0.03%
Freddie Mac Gold Pool
3.000%, 05/01/2042	559,664	598,628	0.49%
3.000%, 09/01/2042	928,717	993,520	0.81%
5.500%, 04/01/2037	49,675	58,065	0.05%
Freddie Mac REMICS
Series 4146, 1.500%, 10/15/2042	25,350	25,883	0.02%
Series 4309, 2.000%, 10/15/2043	55,438	57,245	0.05%
Series 3928, 2.500%, 08/15/2040	49,116	49,854	0.04%
Series 3870, 2.750%, 01/15/2041	27,566	28,480	0.02%
Series 4322, 3.000%, 05/15/2043	121,966	126,691	0.11%
Government National Mortgage Association,
Series 2013-24, 1.750%, 02/16/2043	136,712	140,501	0.11%

Total Mortgage-Backed Securities
(Cost $3,870,026)		4,113,703	3.37%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

U.S. TREASURY OBLIGATIONS – 5.58%	Par Amount/		% of
	Number of Shares	Value	Net Assets
U.S. Treasury Notes – 5.58%
U.S. Treasury Notes
0.625%, 03/31/2027	1,250,000	$1,216,968	1.00%
0.625%, 08/15/2030	300,000	274,781	0.22%
1.750%, 05/15/2023	1,000,000	1,031,934	0.85%
1.875%, 07/31/2026	1,775,000	1,861,878	1.53%
2.750%, 02/15/2024	1,575,000	1,682,574	1.38%
3.000%, 10/31/2025	450,000	495,184	0.40%
3.125%, 11/15/2028	220,000	247,491	0.20%

Total U.S. Treasury Obligations
(Cost $6,620,847)		6,810,810	5.58%

INVESTMENT COMPANIES (EXCLUDING
MONEY MARKET FUNDS) – 1.02%

Financials – 0.71%
Apollo Investment Corp.	4,375	63,569	0.05%
Ares Capital Corp.	3,345	64,391	0.05%
Bain Capital Specialty Finance, Inc.	3,380	53,979	0.04%
BlackRock TCP Capital Corp.	4,790	70,030	0.06%
FS KKR Capital Corp.	3,013	62,640	0.05%
Golub Capital BDC, Inc.	3,200	50,112	0.04%
Hercules Capital, Inc.	4,625	80,521	0.07%
Monroe Capital Corp.	6,150	66,297	0.05%
New Mountain Finance Corp.	4,755	62,528	0.05%
Oaktree Specialty Lending Corp.	11,905	79,287	0.07%
Sixth Street Specialty Lending, Inc.	2,650	59,042	0.05%
TCG BDC, Inc.	5,235	72,034	0.06%
TriplePoint Venture Growth BDC Corp.	5,675	90,913	0.07%
		875,343	0.71%

Other Investment Companies – 0.31%
Vanguard High-Yield Corporate Fund	62,348	371,592	0.31%

Total Investment Companies
(Excluding Money Market Funds)
(Cost $1,247,696)		1,246,935	1.02%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.30%	Number		% of
	of Shares	Value	Net Asset
Money Market Funds – 1.30%
First American Government Obligations Fund,
Institutional Class, 0.03% (c)	1,582,997	$1,582,997	1.30%

Total Short-Term Investments
(Cost $1,582,997)		1,582,997	1.30%

Total Investments
(Cost $86,537,006) – 99.83%		121,862,176	99.83%
Other Assets in Excess of Liabilities – 0.17%		208,148	0.17%

TOTAL NET ASSETS – 100.00%		$122,070,324	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2021.
(d)
Rule 144A security. Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. Rule 144A securities may be resold in transactions exempt from registration to qualified institutional investors. As of April 30, 2021, the market value of this security totaled $1,331,405 which represents 1.09% of net assets.

(e)	Variable rate security; rate disclosed is the rate as of April 30, 2021.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$10,199,324	$—	$—	$10,199,324
Consumer Discretionary	11,708,804	—	—	11,708,804
Consumer Staples	8,981,968	—	—	8,981,968
Energy	279,254	—	—	279,254
Financials	15,164,471	—	—	15,164,471
Health Care	5,333,936	—	—	5,333,936
Industrials	8,872,835	—	—	8,872,835
Information Technology	15,807,452	—	—	15,807,452
Materials	7,928,375	—	—	7,928,375
Total Common Stocks	$84,276,419	$—	$—	$84,276,419
Preferred Stocks
Communication Services	$49,207	$—	$—	$49,207
Consumer Discretionary	15,180	—	—	15,180
Consumer Staples	96,565	—	—	96,565
Energy	49,290	—	—	49,290
Financials	1,928,599	—	—	1,928,599
Total Preferred Stocks	$2,138,841	$—	$—	$2,138,841
REITS
Financials	$3,727,387	$—	$—	$3,727,387
Total REITS	$3,727,387	$—	$—	$3,727,387
Corporate Bonds
Communication Services	$—	$1,109,980	$—	$1,109,980
Consumer Discretionary	—	1,291,924	—	1,291,924
Energy	—	1,085,013	—	1,085,013
Financials	—	10,546,759	—	10,546,759
Health Care	—	1,550,661	—	1,550,661
Industrials	—	413,020	—	413,020
Information Technology	—	1,967,727	—	1,967,727
Total Corporate Bonds	$—	$17,965,084	$—	$17,965,084
Mortgage-Backed Securities	$—	$4,113,703	$—	$4,113,703
U.S. Treasury Obligations
U.S. Treasury Notes	$—	$6,810,810	$—	$6,810,810
Total U.S. Treasury Obligations	$—	$6,810,810	$—	$6,810,810
Investment Companies (Excluding
Money Market Funds)
Financials	$875,343	$—	$—	$875,343
Other Investment Companies	371,592	—	—	371,592
Total Investment Companies
(Excluding Money Market Funds)	$1,246,935	$—	$—	$1,246,935
Short-Term Investments
Money Market Funds	$1,582,997	$—	$—	$1,582,997
Total Short-Term Investments	$1,582,997	$—	$—	$1,582,997
Total Investments	$92,972,579	$28,889,597	$—	$121,862,176

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $86,537,006)	$121,862,176
Dividends and interest receivable	385,049
Receivable for fund shares sold	21,244
Receivable for securities sold	16,057
Prepaid expenses and other assets	22,156
Total assets	122,306,682

LIABILITIES:
Payable for securities purchased	52,857
Payable for fund shares redeemed	5,081
Payable to advisor	79,921
Payable to sub-transfer agents	40,063
Payable to administrator	22,985
Payable to auditor	11,231
Accrued distribution fees	8,265
Accrued service fees	4,504
Accrued trustees fees	4,809
Accrued expenses and other payables	6,642
Total liabilities	236,358
NET ASSETS	$122,070,324

NET ASSETS CONSISTS OF:
Capital stock	$82,688,786
Total distributable earnings	39,381,538
Total net assets	$122,070,324

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$54,972,639
Shares issued and outstanding	3,275,615
Net asset value, offering price, and redemption price per share	$16.78

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$67,097,685
Shares issued and outstanding	4,254,194
Net asset value, offering price, and redemption price per share	$15.77

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$889,600
Interest income	447,938
Total investment income	1,337,538

EXPENSES:
Investment advisory fees (See Note 5)	470,602
Sub-transfer agent expenses – Investor Class (See Note 5)	56,647
Sub-transfer agent expenses – Institutional Class (See Note 5)	27,490
Administration, accounting, custody, and transfer agent fees (See Note 5)	70,894
Distribution fees – Investor Class (See Note 5)	39,975
Service fees – Investor Class (See Note 5)	26,650
Federal and state registration fees	17,024
Compliance expense (See Note 5)	13,844
Audit fees	11,227
Trustees’ fees and expenses	9,500
Reports to shareholders	7,715
Legal fees	1,609
Other expenses	9,128
Total expenses	762,305
NET INVESTMENT INCOME	$575,233

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:	$4,318,515
Net change in unrealized appreciation/depreciation on investments	14,376,521
Net gain on investments	18,695,036
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,270,269

(1)	Net of foreign taxes withheld of $11,071.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment income	$575,233	$1,658,298
Net realized gain on investments	4,318,515	8,393,939
Net change in unrealized
appreciation/depreciation on investments	14,376,521	(5,503,698)
Net increase in net assets resulting from operations	19,270,269	4,548,539

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(3,087,473)	(5,790,228)
Distributable earnings – Institutional Class	(3,865,523)	(6,055,327)
Total distributions	(6,952,996)	(11,845,555)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	449,063	1,170,684
Proceeds from shares subscribed – Institutional Class	2,705,535	6,516,349
Dividends reinvested – Investor Class	2,996,573	5,588,214
Dividends reinvested – Institutional Class	2,974,058	4,764,063
Cost of shares redeemed – Investor Class	(5,347,648)	(45,400,919)
Cost of shares redeemed – Institutional Class	(7,069,918)	(26,206,237)
Net decrease in net assets derived
from capital share transactions	(3,292,337)	(53,567,846)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,024,936	(60,864,862)

NET ASSETS:
Beginning of period	113,045,388	173,910,250
End of period	$122,070,324	$113,045,388

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	28,375	79,272
Shares sold – Institutional Class	181,636	471,407
Shares issued to holders as reinvestment
of dividends – Investor Class	194,213	374,820
Shares issued to holders as reinvestment
of dividends – Institutional Class	204,690	340,132
Shares redeemed – Investor Class	(338,526)	(3,009,794)
Shares redeemed – Institutional Class	(475,016)	(1,899,718)
Net decrease in shares outstanding	(204,628)	(3,643,881)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$15.12

Income from investment operations:
Net investment income	0.06	(1)
Net realized and unrealized gains (losses) on investments	2.52
Total from investment operations	2.58

Less distributions:
Dividends from net investment income	(0.06)
Dividends from net realized gains	(0.86)
Total distributions	(0.92)
Net asset value, end of period	$16.78

TOTAL RETURN	17.62	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$54.97
Ratio of expenses to average net assets	1.50	%(3)
Ratio of net investment income to average net assets	0.77	%(3)
Portfolio turnover rate(4)	13	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$15.72	$15.82	$16.24	$15.61	$16.15

0.16 (1)	0.18 (1)	0.16	0.14	0.14
0.40	1.02	0.40	1.95	(0.16)
0.56	1.20	0.56	2.09	(0.02)

(0.16)	(0.17)	(0.14)	(0.12)	(0.13)
(1.00)	(1.13)	(0.84)	(1.34)	(0.39)
(1.16)	(1.30)	(0.98)	(1.46)	(0.52)
$15.12	$15.72	$15.82	$16.24	$15.61

3.74%	8.39%	3.44%	14.16%	-0.12%

$51.29	$93.51	$121.32	$155.33	$202.04
1.49%	1.46%	1.42%	1.43%	1.43%
1.08%	1.16%	0.89%	0.78%	0.84%
22%	16%	18%	15%	24%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$14.22

Income from investment operations:
Net investment income	0.08	(1)
Net realized and unrealized gains (losses) on investments	2.37
Total from investment operations	2.45

Less distributions:
Dividends from net investment income	(0.09)
Dividends from net realized gains	(0.81)
Total distributions	(0.90)
Net asset value, end of period	$15.77

TOTAL RETURN	17.81	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$67.10
Ratio of expenses to average net assets	1.13	%(3)
Ratio of net investment income to average net assets	1.15	%(3)
Portfolio turnover rate(4)	13	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$14.80	$14.93	$15.34	$14.76	$15.28

0.20 (1)	0.22 (1)	0.19	0.16	0.18
0.38	0.96	0.39	1.87	(0.13)
0.58	1.18	0.58	2.03	0.05

(0.22)	(0.24)	(0.20)	(0.18)	(0.20)
(0.94)	(1.07)	(0.79)	(1.27)	(0.37)
(1.16)	(1.31)	(0.99)	(1.45)	(0.57)
$14.22	$14.80	$14.93	$15.34	$14.76

4.16%	8.76%	3.86%	14.60%	0.30%

$61.75	$80.40	$97.86	$110.74	$129.91
1.12%	1.09%	1.02%	1.05%	1.03%
1.44%	1.53%	1.28%	1.16%	1.23%
22%	16%	18%	15%	24%
The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital growth and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

WWW.HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

j).
New Accounting Pronouncements – In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased noncontingently callable debt securities, specifying that such period ends at the earliest call date. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis.

HENNESSY FUNDS	1-800-966-4354

Management evaluated the impact of this change in guidance and concluded that it did not have a material impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid

WWW.HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

HENNESSY FUNDS	1-800-966-4354

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $15,076,921 and $21,930,339, respectively.

Purchases and sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021, were $0 and $1,952,386, respectively.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the equity allocation of the Fund to a sub-advisor, The London Company of Virginia, LLC, and has delegated the day-to-day management of the fixed income allocation of the Fund to a sub-advisor, FCI Advisors. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2021, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.33% of the daily net assets of the equity allocation of the Fund and 0.27% of the daily net assets of the fixed income allocation of the Fund.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it

WWW.HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

HENNESSY FUNDS	1-800-966-4354

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$92,160,292
Gross tax unrealized appreciation	$23,864,959
Gross tax unrealized depreciation	(3,202,934)
Net tax unrealized appreciation/(depreciation)	$20,662,025
Undistributed ordinary income	$53,097
Undistributed long-term capital gains	6,349,143
Total distributable earnings	$6,402,240
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$27,064,265

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

WWW.HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2021 (year to date) and fiscal year 2020, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020
Ordinary income(1)	$603,851	$1,715,695
Long-term capital gains	6,349,145	10,129,860
Total distributions	$6,952,996	$11,845,555

(1)  Ordinary income includes short-term capital gains.

9).  LIBOR TRANSITION

The Fund invests in financial instruments with payment obligations, financing terms, hedging strategies, or investment values based on, among other floating rates, the London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the UK Financial Conduct Authority, which regulates LIBOR, announced that it would no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021, meaning that LIBOR cannot continue on its current basis and will not be guaranteed after 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking, and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The transition away from LIBOR may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Additionally, any alternative reference rate may be an ineffective substitute, resulting in prolonged adverse market conditions for the Fund’s investments.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” headings are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM

EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,176.20	$8.09
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50

Institutional Class
Actual	$1,000.00	$1,178.10	$6.10
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.66

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Investor Class shares or 1.13% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the equity allocation of the Fund between the Advisor and The London Company, LLC, and the sub-advisory agreement for the fixed income allocation of the Fund between the Advisor and Financial Counselors, Inc. (with The London Company, LLC and Financial Counselors, Inc., each herein referred to individually as a “Sub-Advisor” and together as the “Sub-Advisors”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	Summaries of the advisory and sub-advisory agreements;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor and the Sub-Advisors and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Adviser regarding economies of scale;

(9)	A completed questionnaire from each Sub-Advisor;

(10)	Summaries of each Sub-Advisor’s questionnaire and relevant information from such Sub-Advisor’s Form ADV Parts I and II;

(11)	Financial information for the holding company of each Sub-Advisor; and

(12)	Each Sub-Advisor’s Code of Ethics.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee

HENNESSY FUNDS	1-800-966-4354

arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisors;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisors;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisors from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisors for the Fund, and the Sub-Advisors act as the portfolio managers for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisors and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisors and the Fund’s other service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

WWW.HENNESSYFUNDS.COM

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(f)
The Advisor oversees the selection and continued employment of each Sub-Advisor, reviews the Fund’s investment performance, and monitors each Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summaries prepared by the Sub-Advisors of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by each Sub-Advisor. Based on this review and an assessment of each Sub-Advisor’s performance, the Trustees concluded that each Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by each Sub-Advisor and that the nature and extent of the services provided by each Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	Each Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, each Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	Each Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

HENNESSY FUNDS	1-800-966-4354

(c)
For each annual report of the Fund, each Sub-Advisor prepares a written summary of the Fund’s performance (with respect to the equity allocation or the fixed income allocation, as applicable) during the most recent 12-month period.

(d)
Each Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
The Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisors. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisors, involves more comprehensive and substantive duties than the duties of the Sub-Advisors. Specifically, the Trustees considered the lists of services identified above and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisors. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisors is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisors manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees and sub-advisory fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisors, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisors are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

WWW.HENNESSYFUNDS.COM

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(8)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisors from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisors may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisors from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisors’ own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisors could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisors, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisors’ written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

HENNESSY FUNDS	1-800-966-4354

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY BALANCED FUND

Investor Class  HBFBX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	14
Expense Example	21
Proxy Voting Policy and Proxy Voting Records	22
Availability of Quarterly Portfolio Schedule	22
Federal Tax Distribution Information	22
Important Notice Regarding Delivery of Shareholder Documents	22
Electronic Delivery	22
Board Approval of Investment Advisory Agreement	23

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

I can hardly believe that we have been navigating through one of the worst pandemics in modern history for more than a year. From the start, our thoughts have been with those affected by COVID-19 and with our frontline healthcare and essential workers. We are encouraged by the rapid rollout of vaccines and the continued reopening of the economy, and we hope this signals a turning point.

This is the first time in over 20 years in this business that I have witnessed volatility as extreme as the volatility that has rocked the financial markets and the economy over the past year. Both the pace of change and the magnitude of change have been staggering. As I reflect on this, I am reminded of a scientific concept called “punctuated equilibrium.” Biologist Stephen Jay Gould revolutionized evolutionary thinking with this theory, which challenged the prevailing belief that biological change happens slowly, consistently, and methodically over time. His theory instead proposed that change happens abruptly and dramatically and that new species pop up and others vanish rapidly, sometimes caused by catastrophic events. In between these explosive periods are much longer intervals of relative stability.

The dramatic market downdraft brought on by the pandemic, followed by the equally dramatic recovery, have been jarring. We witnessed an explosion of IPOs, a plethora of bankruptcies, and a dramatic change in market leadership. Yet unlike in the biological world, we are able to respond to stock market crises and try to dampen their negative impact. There have been numerous and unprecedented fiscal and monetary responses from the Federal Reserve and the U.S. government, and in many ways these measures may have spurred the economic recovery.

For the first six months of our fiscal year through April 30, 2021, the market appeared to be on a relentless march higher, with the S&P 500® Index rising 28.85% on a total return basis, setting new all-time highs 35 times in 124 trading days and closing at its then-highest level ever on April 29, 2021. We saw a dramatic shift back toward value investing, and many of the sectors and individual stocks that had underperformed for most of last year soared. Value outperformed growth, small-caps beat mid-caps, and mid-caps beat large-caps. The Energy and Financials sectors skyrocketed, as evidenced by the S&P 500® Energy Index’s total return of 75.94% and the Russell 1000® Index Financials’ total return of 52.00% during the six-month period. As we begin to move beyond the chaos caused by the pandemic, solid market fundamentals are reappearing, which we believe underscores the health and strength of our economy.

We are pleased with the performance of our mutual funds during the first half of our fiscal year. On an absolute basis, each of our 16 Funds achieved positive performance, and 11 of our 16 funds outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index, and three of our sector Funds posted total returns of over 50%, due primarily to their focus on the Energy and Financials sectors. We believe this was a favorable period for both our style of high-conviction investing as well as the areas and sectors of the market in which our Funds focus. While performance may wax and wane over a complete market cycle, we remain committed to managing our portfolios for long-term performance, ever mindful of downside risk.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Circling back to Gould’s theory of punctuated equilibrium, we are left with the question, “Where do we go from here?” Are we entering a more stable period in the economy and the market, similar to the periods of relative stasis in the geological record? We are optimistic that this may in fact be the case and that the markets will return to a less volatile part of the cycle. But, with history as our guide, we know that even the greatest bull markets have experienced corrections along the way. While certain individual stock or sector valuations might look stretched, we believe the market as a whole has more room to run. Strong GDP growth and increasing earnings expectations for this year, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and a measured reopening of certain parts of the economy all support the market moving higher from here.

We remain committed to our shareholders as we thoughtfully navigate these unprecedented times. We know that you have a multitude of investment options to choose from, and we are grateful for the trust you put in us and your continued interest and investment in our family of Funds. Should you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	15.16%	12.94%	5.37%	4.98%
50/50 Blended DJIA/Treasury Index	13.99%	19.84%	9.10%	7.03%
Dow Jones Industrial Average	29.07%	42.12%	16.48%	12.95%

Expense ratio: 1.89%

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the ICE BofAML 1-Year U.S. Treasury Note Index, which comprises U.S. Treasury securities maturing in approximately one year. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The NASDAQ Stock Market. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY BALANCED FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 0.090%, 01/27/2022	19.35%
U.S. Treasury Bill, 0.010%, 06/17/2021	8.19%
U.S. Treasury Bill, 0.110%, 12/02/2021	7.44%
Walgreens Boots Alliance, Inc.	5.69%
JPMorgan Chase & Co.	5.32%
Chevron Corp.	5.29%
3M Co.	5.28%
U.S. Treasury Bill, 0.035%, 11/04/2021	5.21%
The Coca-Cola Co.	5.02%
International Business Machines Corp.	5.01%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 49.92%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.07%
Verizon Communications, Inc.	9,450	$546,116	4.07%

Consumer Staples – 10.71%
The Coca-Cola Co.	12,500	674,750	5.02%
Walgreens Boots Alliance, Inc.	14,400	764,640	5.69%
		1,439,390	10.71%

Energy – 5.91%
Chevron Corp.	6,900	711,183	5.29%
Exxon Mobil Corp.	1,450	82,998	0.62%
		794,181	5.91%

Financials – 8.03%
JPMorgan Chase & Co.	4,650	715,217	5.32%
Travelers Companies, Inc.	2,350	363,451	2.71%
		1,078,668	8.03%

Health Care – 2.63%
Amgen, Inc.	350	83,874	0.62%
Merck & Co., Inc.	1,100	81,950	0.61%
Pfizer, Inc.	4,850	187,452	1.40%
		353,276	2.63%

Industrials – 5.28%
3M Co.	3,600	709,704	5.28%

Information Technology – 8.29%
Cisco Systems, Inc.	8,650	440,371	3.28%
International Business Machines Corp.	4,750	673,930	5.01%
		1,114,301	8.29%

Materials – 5.00%
Dow, Inc.	10,750	671,875	5.00%

Total Common Stocks
(Cost $5,491,084)		6,707,511	49.92%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 50.19%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 4.05%
First American Government Obligations
Fund, Institutional Class, 0.03% (a)	543,965	$543,965	4.05%

U.S. Treasury Bills – 46.14%
0.020%, 05/20/2021 (b)	300,000	299,977	2.23%
0.010%, 06/17/2021 (b)	1,100,000	1,099,756	8.19%
0.020%, 07/15/2021 (b)	500,000	499,992	3.72%
0.035%, 11/04/2021 (b)	700,000	699,900	5.21%
0.110%, 12/02/2021 (b)	1,000,000	999,852	7.44%
0.090%, 01/27/2022 (b)	2,600,000	2,599,408	19.35%
		6,198,885	46.14%

Total Short-Term Investments
(Cost $6,740,995)		6,742,850	50.19%

Total Investments
(Cost $12,232,079) – 100.11%		13,450,361	100.11%
Liabilities in Excess of Other Assets – (0.11)%		(14,571)	(0.11)%

TOTAL NET ASSETS – 100.00%		$13,435,790	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of April 30, 2021.
(b)	The rate listed is the discount rate at issue.

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$546,116	$—	$—	$546,116
Consumer Staples	1,439,390	—	—	1,439,390
Energy	794,181	—	—	794,181
Financials	1,078,668	—	—	1,078,668
Health Care	353,276	—	—	353,276
Industrials	709,704	—	—	709,704
Information Technology	1,114,301	—	—	1,114,301
Materials	671,875	—	—	671,875
Total Common Stocks	$6,707,511	$—	$—	$6,707,511
Short-Term Investments
Money Market Funds	$543,965	$—	$—	$543,965
U.S. Treasury Bills	—	6,198,885	—	6,198,885
Total Short-Term Investments	$543,965	$6,198,885	$—	$6,742,850
Total Investments	$7,251,476	$6,198,885	$—	$13,450,361

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $12,232,079)	$13,450,361
Dividends and interest receivable	5,943
Prepaid expenses and other assets	13,964
Total assets	13,470,268

LIABILITIES:
Payable to advisor	6,586
Payable to administrator	4,154
Payable to auditor	11,227
Accrued distribution fees	2,222
Accrued service fees	1,097
Accrued trustees fees	5,212
Accrued expenses and other payables	3,980
Total liabilities	34,478
NET ASSETS	$13,435,790

NET ASSETS CONSISTS OF:
Capital stock	$12,166,047
Total distributable earnings	1,269,743
Total net assets	$13,435,790

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$13,435,790
Shares issued and outstanding	1,078,754
Net asset value, offering price, and redemption price per share	$12.45

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividend income	$131,027
Interest income	13,114
Total investment income	144,141

EXPENSES:
Investment advisory fees (See Note 5)	38,484
Compliance expense (See Note 5)	13,844
Administration, accounting, custody, and transfer agent fees (See Note 5)	13,061
Audit fees	11,227
Federal and state registration fees	10,136
Distribution fees – Investor Class (See Note 5)	9,621
Trustees’ fees and expenses	9,231
Service fees – Investor Class (See Note 5)	6,414
Sub-transfer agent expenses – Investor Class (See Note 5)	3,384
Reports to shareholders	2,720
Legal fees	88
Interest expense (See Note 7)	29
Other expenses	2,167
Total expenses	120,406
NET INVESTMENT INCOME	$23,735

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$105,022
Net change in unrealized appreciation/depreciation on investments	1,664,733
Net gain on investments	1,769,755
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,793,490

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

(This Page Intentionally Left Blank.)

WWW.HENNESSYFUNDS.COM
10

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment income	$23,735	$128,595
Net realized gain (loss) on investments	105,022	(37,345)
Net change in unrealized
appreciation/depreciation on investments	1,664,733	(1,068,334)
Net increase (decrease) in net
assets resulting from operations	1,793,490	(977,084)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(33,666)	(623,540)
Total distributions	(33,666)	(623,540)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	513,268	1,953,092
Dividends reinvested – Investor Class	33,139	613,858
Cost of shares redeemed – Investor Class	(858,648)	(1,281,653)
Net increase (decrease) in net assets derived
from capital share transactions	(312,241)	1,285,297
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,447,583	(315,327)

NET ASSETS:
Beginning of period	11,988,207	12,303,534
End of period	$13,435,790	$11,988,207

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	42,502	173,324
Shares issued to holders as reinvestment
of dividends – Investor Class	2,814	51,675
Shares redeemed – Investor Class	(72,705)	(112,932)
Net increase (decrease) in shares outstanding	(27,389)	112,067

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.84

Income from investment operations:
Net investment income	0.02	(1)
Net realized and unrealized gains (losses) on investments	1.62
Total from investment operations	1.64

Less distributions:
Dividends from net investment income	(0.03)
Dividends from net realized gains	—
Total distributions	(0.03)
Net asset value, end of period	$12.45

TOTAL RETURN	15.16	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$13.44
Ratio of expenses to average net assets	1.88	%(3)
Ratio of net investment income to average net assets	0.37	%(3)
Portfolio turnover rate	3	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$12.38	$12.34	$12.88	$12.68	$12.37

0.12 (1)	0.13 (1)	0.09	0.06	0.04
(1.04)	0.59	0.33	1.09	0.58
(0.92)	0.72	0.42	1.15	0.62

(0.12)	(0.13)	(0.08)	(0.05)	(0.04)
(0.50)	(0.55)	(0.88)	(0.90)	(0.27)
(0.62)	(0.68)	(0.96)	(0.95)	(0.31)
$10.84	$12.38	$12.34	$12.88	$12.68

-7.84%	6.05%	3.46%	9.56%	5.20%

$11.99	$12.30	$11.62	$12.24	$12.08
1.89%	1.88%	1.84%	1.82%	1.68%
1.05%	1.04%	0.70%	0.45%	0.33%
42%	52%	21%	31%	51%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is a combination of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.

WWW.HENNESSYFUNDS.COM
14

NOTES TO THE FINANCIAL STATEMENTS

Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and

HENNESSY FUNDS	1-800-966-4354
15

valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the

WWW.HENNESSYFUNDS.COM
16

NOTES TO THE FINANCIAL STATEMENTS

61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $175,602 and $884,364, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

HENNESSY FUNDS	1-800-966-4354
17

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $1,751 and 3.25%, respectively. The interest expensed by the Fund during the six months ended April 30, 2021, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $53,000. As of April 30, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$12,539,947
Gross tax unrealized appreciation	$274,863
Gross tax unrealized depreciation	(739,994)
Net tax unrealized appreciation/(depreciation)	$(465,131)
Undistributed ordinary income	$2,835
Undistributed long-term capital gains	—
Total distributable earnings	$2,835
Other accumulated gain/(loss)	$(27,785)
Total accumulated gain/(loss)	$(490,081)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had $27,785 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

HENNESSY FUNDS	1-800-966-4354
19

During fiscal year 2021 (year to date) and fiscal year 2020, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020
Ordinary income(1)	$33,666	$154,117
Long-term capital gains	—	469,423
Total distributions	$33,666	$623,540

(1)  Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS/EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,151.60	$10.03
Hypothetical (5% return before expenses)	$1,000.00	$1,015.47	$ 9.39

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.88%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
21

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 15.41%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
22

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Adviser regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

HENNESSY FUNDS	1-800-966-4354
23

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

WWW.HENNESSYFUNDS.COM
24

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

HENNESSY FUNDS	1-800-966-4354
25

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

WWW.HENNESSYFUNDS.COM
26

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY BP ENERGY TRANSITION FUND

Investor Class  HNRGX
Institutional Class  HNRIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreements	27

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

I can hardly believe that we have been navigating through one of the worst pandemics in modern history for more than a year. From the start, our thoughts have been with those affected by COVID-19 and with our frontline healthcare and essential workers. We are encouraged by the rapid rollout of vaccines and the continued reopening of the economy, and we hope this signals a turning point.

This is the first time in over 20 years in this business that I have witnessed volatility as extreme as the volatility that has rocked the financial markets and the economy over the past year. Both the pace of change and the magnitude of change have been staggering. As I reflect on this, I am reminded of a scientific concept called “punctuated equilibrium.” Biologist Stephen Jay Gould revolutionized evolutionary thinking with this theory, which challenged the prevailing belief that biological change happens slowly, consistently, and methodically over time. His theory instead proposed that change happens abruptly and dramatically and that new species pop up and others vanish rapidly, sometimes caused by catastrophic events. In between these explosive periods are much longer intervals of relative stability.

The dramatic market downdraft brought on by the pandemic, followed by the equally dramatic recovery, have been jarring. We witnessed an explosion of IPOs, a plethora of bankruptcies, and a dramatic change in market leadership. Yet unlike in the biological world, we are able to respond to stock market crises and try to dampen their negative impact. There have been numerous and unprecedented fiscal and monetary responses from the Federal Reserve and the U.S. government, and in many ways these measures may have spurred the economic recovery.

For the first six months of our fiscal year through April 30, 2021, the market appeared to be on a relentless march higher, with the S&P 500® Index rising 28.85% on a total return basis, setting new all-time highs 35 times in 124 trading days and closing at its then-highest level ever on April 29, 2021. We saw a dramatic shift back toward value investing, and many of the sectors and individual stocks that had underperformed for most of last year soared. Value outperformed growth, small-caps beat mid-caps, and mid-caps beat large-caps. The Energy and Financials sectors skyrocketed, as evidenced by the S&P 500® Energy Index’s total return of 75.94% and the Russell 1000® Index Financials’ total return of 52.00% during the six-month period. As we begin to move beyond the chaos caused by the pandemic, solid market fundamentals are reappearing, which we believe underscores the health and strength of our economy.

We are pleased with the performance of our mutual funds during the first half of our fiscal year. On an absolute basis, each of our 16 Funds achieved positive performance, and 11 of our 16 funds outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index, and three of our sector Funds posted total returns of over 50%, due primarily to their focus on the Energy and Financials sectors. We believe this was a favorable period for both our style of high-conviction investing as well as the areas and sectors of the market in which our Funds focus. While performance may wax and wane over a complete market cycle, we remain committed to managing our portfolios for long-term performance, ever mindful of downside risk.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Circling back to Gould’s theory of punctuated equilibrium, we are left with the question, “Where do we go from here?” Are we entering a more stable period in the economy and the market, similar to the periods of relative stasis in the geological record? We are optimistic that this may in fact be the case and that the markets will return to a less volatile part of the cycle. But, with history as our guide, we know that even the greatest bull markets have experienced corrections along the way. While certain individual stock or sector valuations might look stretched, we believe the market as a whole has more room to run. Strong GDP growth and increasing earnings expectations for this year, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and a measured reopening of certain parts of the economy all support the market moving higher from here.

We remain committed to our shareholders as we thoughtfully navigate these unprecedented times. We know that you have a multitude of investment options to choose from, and we are grateful for the trust you put in us and your continued interest and investment in our family of Funds. Should you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Since Inception
	Months(1)	Year	Years	(12/31/13)
Hennessy BP Energy Transition
Fund – Investor Class (HNRGX)	70.48%	67.23%	-2.89%	-3.58%
Hennessy BP Energy Transition
Fund – Institutional Class (HNRIX)	70.62%	67.59%	-2.63%	-3.36%
S&P 500® Energy Index	75.94%	35.76%	-2.27%	-4.15%
S&P 500® Index	28.85%	45.98%	17.42%	14.03%

Expense ratios: 2.59% (Investor Class); 2.01% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine Energy Fund.

The S&P 500® Energy Index comprises those companies included in the S&P 500® that are classified in the Energy sector. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY BP ENERGY TRANSITION FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
EOG Resources, Inc.	5.55%
Diamondback Energy, Inc.	5.40%
Suncor Energy, Inc.	5.01%
Comstock Resources, Inc.	4.96%
ConocoPhillips	4.94%
Exxon Mobil Corp.	4.87%
Pioneer Natural Resources Co.	4.87%
Freeport-McMoRan, Inc.	4.85%
PDC Energy, Inc.	4.84%
Cheniere Energy, Inc.	4.71%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 87.99%	Number		% of
	of Shares	Value	Net Assets
Downstream – 2.40%
Valero Energy Corp.	3,000	$221,880	2.40%

Exploration & Production – 44.84%
Cabot Oil & Gas Corp.	25,310	421,918	4.56%
Comstock Resources, Inc. (a)	84,900	466,101	5.04%
ConocoPhillips	9,095	465,118	5.02%
Diamondback Energy, Inc.	6,220	508,361	5.49%
EOG Resources, Inc.	7,090	522,108	5.64%
EQT Corp. (a)	20,000	382,000	4.13%
PDC Energy, Inc. (a)	12,480	455,645	4.92%
Pioneer Natural Resources Co.	2,980	458,413	4.95%
Suncor Energy, Inc. (b)	22,000	471,240	5.09%
		4,150,904	44.84%

Integrated – 4.95%
Exxon Mobil Corp.	8,000	457,920	4.95%

Midstream – 4.79%
Cheniere Energy, Inc. (a)	5,720	443,414	4.79%

Oil Services – 18.25%
Halliburton Co.	10,000	195,600	2.11%
Newpark Resources, Inc. (a)	78,300	222,372	2.40%
Schlumberger Ltd. (b)	16,170	437,399	4.73%
Select Energy Services, Inc. (a)	59,300	286,419	3.09%
Solaris Oilfield Infrastructure, Inc. – Class A	22,300	243,962	2.64%
TechnipFMC PLC (a)(b)	41,000	303,400	3.28%
		1,689,152	18.25%

Renewable – 0.77%
TPI Composites, Inc. (a)	1,340	71,221	0.77%

Utility – 11.99%
Freeport-McMoRan, Inc.	12,100	456,291	4.93%
NextEra Energy, Inc.	3,240	251,132	2.71%
OGE Energy Corp.	12,000	402,720	4.35%
		1,110,143	11.99%

Total Common Stocks
(Cost $7,317,651)		8,144,634	87.99%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

PARTNERSHIPS & TRUSTS – 11.83%	Number		% of
	of Shares	Value	Net Assets
Midstream – 11.83%
Enterprise Products Partners LP	11,209	$257,919	2.79%
MPLX LP	14,774	398,750	4.31%
Plains All American Pipeline LP	48,240	438,019	4.73%
		1,094,688	11.83%

Total Partnerships & Trusts
(Cost $1,450,778)		1,094,688	11.83%

SHORT-TERM INVESTMENTS – 0.01%

Money Market Funds – 0.01%
First American Government Obligations Fund,
Institutional Class, 0.03% (c)	508	508	0.01%

Total Short-Term Investments
(Cost $508)		508	0.01%

Total Investments
(Cost $8,768,937) – 99.83%		9,239,830	99.83%
Other Assets in Excess of Liabilities – 0.17%		15,939	0.17%

TOTAL NET ASSETS – 100.00%		$9,255,769	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2021.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Downstream	$221,880	$—	$—	$221,880
Exploration & Production	4,150,904	—	—	4,150,904
Integrated	457,920	—	—	457,920
Midstream	443,414	—	—	443,414
Oil Services	1,689,152	—	—	1,689,152
Renewable	71,221	—	—	71,221
Utility	1,110,143	—	—	1,110,143
Total Common Stocks	$8,144,634	$—	$—	$8,144,634
Partnerships & Trusts
Midstream	$1,094,688	$—	$—	$1,094,688
Total Partnerships & Trusts	$1,094,688	$—	$—	$1,094,688
Short-Term Investments
Money Market Funds	$508	$—	$—	$508
Total Short-Term Investments	$508	$—	$—	$508
Total Investments	$9,239,830	$—	$—	$9,239,830

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $8,768,937)	$9,239,830
Dividends and interest receivable	1,021
Receivable for fund shares sold	133,958
Return of capital receivable	13,727
Prepaid expenses and other assets	17,432
Total assets	9,405,968

LIABILITIES:
Payable for fund shares redeemed	31,348
Payable to advisor	9,676
Payable to auditor	11,403
Accrued distribution fees	1,159
Accrued service fees	404
Loans payable	82,000
Accrued interest payable	252
Accrued trustees fees	5,154
Accrued expenses and other payables	8,803
Total liabilities	150,199
NET ASSETS	$9,255,769

NET ASSETS CONSISTS OF:
Capital stock	$49,859,920
Accumulated deficit	(40,604,151)
Total net assets	$9,255,769

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$4,953,467
Shares issued and outstanding	332,552
Net asset value, offering price, and redemption price per share	$14.90

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$4,302,302
Shares issued and outstanding	284,826
Net asset value, offering price, and redemption price per share	$15.11

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Distributions received from master limited partnerships	$49,989
Return of capital on distributions received	(49,989)
Dividend income from common stock(1)	189,195
Interest income	10
Total investment income	189,205

EXPENSES:
Investment advisory fees (See Note 5)	54,399
Federal and state registration fees	15,045
Compliance expense (See Note 5)	13,841
Audit fees	11,403
Administration, accounting, custody, and transfer agent fees (See Note 5)	11,081
Trustees’ fees and expenses	9,146
Reports to shareholders	4,218
Distribution fees – Investor Class (See Note 5)	3,040
Sub-transfer agent expenses – Investor Class (See Note 5)	2,785
Sub-transfer agent expenses – Institutional Class (See Note 5)	58
Service fees – Investor Class (See Note 5)	2,026
Interest expense (See Note 7)	885
Legal fees	192
Other expenses	3,228
Total expenses before waivers	131,347
Service provider expense waiver (See Note 5)	(11,081)
Net expenses	120,266
NET INVESTMENT INCOME	$68,939

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$942,350
Net change in unrealized appreciation/depreciation on investments	3,118,027
Net gain on investments	4,060,377
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,129,316

(1)	Net of foreign taxes withheld of $614.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment income	$68,939	$195,908
Net realized gain (loss) on investments	942,350	(19,552,986)
Net change in unrealized
appreciation/depreciation on investments	3,118,027	3,844,502
Net increase (decrease) in net
assets resulting from operations	4,129,316	(15,512,576)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Institutional Class	—	(79,003)
Total distributions	—	(79,003)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	4,426,105	2,364,355
Proceeds from shares subscribed – Institutional Class	278,049	2,010,096
Dividends reinvested – Institutional Class	—	77,299
Cost of shares redeemed – Investor Class	(3,676,902)	(4,505,031)
Cost of shares redeemed – Institutional Class	(2,214,280)	(29,242,373)
Net decrease in net assets derived
from capital share transactions	(1,187,028)	(29,295,654)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,942,288	(44,887,233)

NET ASSETS:
Beginning of period	6,313,481	51,200,714
End of period	$9,255,769	$6,313,481

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	326,341	265,356
Shares sold – Institutional Class	18,980	207,448
Shares issued to holders as reinvestment
of dividends – Institutional Class	—	5,019
Shares redeemed – Investor Class	(279,442)	(464,633)
Shares redeemed – Institutional Class	(165,369)	(2,892,945)
Net decrease in shares outstanding	(99,490)	(2,879,755)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$8.74

Income from investment operations:
Net investment income (loss)(2)	0.11
Net realized and unrealized gains (losses) on investments	6.05
Total from investment operations	6.16

Less distributions:
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$14.90

TOTAL RETURN	70.48	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$4.95
Ratio of expenses to average net assets:
Before expense reimbursement	3.21	%(4)
After expense reimbursement	2.95	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	1.37	%(4)
After expense reimbursement	1.63	%(4)
Portfolio turnover rate(6)	56	%(3)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	The Fund had an expense limitation agreement in place through October 25, 2020.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,			Period Ended		Year Ended November 30,
			October 31,
2020		2019	2018(1)		2017	2016	2015

$14.08		$18.32	$19.47		$20.54	$16.41	$20.45

0.04		(0.07)	(0.20)		(0.23)	(0.15)	(0.10)
(5.38)		(4.17)	(0.95)		(0.84)	4.28	(3.46)
(5.34)		(4.24)	(1.15)		(1.07)	4.13	(3.56)

—		—	—		—	—	(0.48)
—		—	—		—	—	(0.48)
$8.74		$14.08	$18.32		$19.47	$20.54	$16.41

-37.93%		-23.14%	-5.91	%(3)	-5.21%	25.17%	-17.57%

$2.50		$6.83	$18.16		$22.66	$19.64	$18.72

2.59%		1.97%	1.82	%(4)	1.87%	1.89%	1.87%
2.03	%(5)	1.97%	1.82	%(4)	1.87%	1.89%	1.87%

(0.18)%		(0.46)%	(1.05	)%(4)	(1.21)%	(0.92)%	(0.51)%
0.38%		(0.46)%	(1.05	)%(4)	(1.21)%	(0.92)%	(0.51)%
73%		87%	72	%(3)	84%	83%	79%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$8.85

Income from investment operations:
Net investment income (loss)(2)	0.10
Net realized and unrealized gains (losses) on investments	6.16
Total from investment operations	6.26

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$15.11

TOTAL RETURN	70.62	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$4.30
Ratio of expenses to average net assets:
Before expense reimbursement	2.85	%(4)
After expense reimbursement	2.59	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	1.29	%(4)
After expense reimbursement	1.55	%(4)
Portfolio turnover rate(6)	56	%(3)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	The Fund had an expense limitation agreement in place through October 25, 2020.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,			Period Ended		Year Ended November 30,
			October 31,
2020		2019	2018(1)		2017	2016	2015

$14.26		$18.50	$19.61		$20.64	$16.46	$20.45

0.12		(0.02)	(0.15)		(0.19)	(0.11)	(0.04)
(5.50)		(4.22)	(0.96)		(0.84)	4.32	(3.47)
(5.38)		(4.24)	(1.11)		(1.03)	4.21	(3.51)

(0.03)		—	—		—	(0.03)	—
—		—	—		—	—	(0.48)
(0.03)		—	—		—	(0.03)	(0.48)
$8.85		$14.26	$18.50		$19.61	$20.64	$16.46

-37.80%		-22.92%	-5.66	%(3)	-4.99%	25.61%	-17.32%

$3.82		$44.37	$78.81		$122.45	$126.92	$100.05

2.01%		1.66%	1.57	%(4)	1.62%	1.60%	1.54%
1.77	%(5)	1.66%	1.57	%(4)	1.62%	1.60%	1.54%

0.79%		(0.12)%	(0.79	)%(4)	(0.98)%	(0.65)%	(0.20)%
1.03%		(0.12)%	(0.79	)%(4)	(0.98)%	(0.65)%	(0.20)%
73%		87%	72	%(3)	84%	83%	79%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy BP Energy Transition Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek total return. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes and investments in companies organized as partnerships for tax purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax

WWW.HENNESSYFUNDS.COM
16

NOTES TO THE FINANCIAL STATEMENTS

positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).	New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure

HENNESSY FUNDS	1-800-966-4354
17

Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of

HENNESSY FUNDS	1-800-966-4354
19

relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $4,659,171 and $5,741,014, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.25%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, BP Capital Fund Advisors, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2021, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.40% of the daily net assets of the Fund.

From October 26, 2018, through October 25, 2020, the Advisor contractually agreed to limit total annual operating expenses to 2.00% of the Fund’s net assets for Investor Class shares and 1.75% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities).

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of April 30, 2021, expenses subject to potential recovery were $22,749 for Investor Class shares and $38,580 for Institutional Class shares, which expire in fiscal year 2023. The Advisor did not recoup expenses from the Fund during the six months ended April 30, 2021.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during the six months ended April 30, 2021, are included in the Statement of Operations.

HENNESSY FUNDS	1-800-966-4354
21

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $54,177 and 3.25%, respectively. The interest expensed by the Fund during the six months ended April 30, 2021, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $632,000. As of April 30, 2021, the Fund had a loan payable of $82,000.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$9,881,106
Gross tax unrealized appreciation	$668,142
Gross tax unrealized depreciation	(4,243,082)
Net tax unrealized appreciation/(depreciation)	$(3,574,940)
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(41,158,527)
Total accumulated gain/(loss)	$(44,733,467)

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2020, the Fund had $21,071,206 in unlimited long-term and $19,658,006 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2020, the Fund deferred, on a tax basis, a late-year ordinary loss of $429,315. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2021 (year to date) and fiscal year 2020, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020
Ordinary income(1)	$—	$79,003
Long-term capital gains	—	—
Total distributions	$—	$79,003

(1)  Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354
23

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” headings are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
24

EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,704.80	$19.78
Hypothetical (5% return before expenses)	$1,000.00	$1,010.17	$14.70

Institutional Class
Actual	$1,000.00	$1,706.20	$17.38
Hypothetical (5% return before expenses)	$1,000.00	$1,011.95	$12.92

(1)
Expenses are equal to the Fund’s annualized expense ratio of 2.95% for Investor Class shares or 2.59% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
25

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and BP Capital Fund Advisors, LLC (the “Sub-Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	Summaries of the advisory and sub-advisory agreements;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor and the Sub-Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Adviser regarding economies of scale;

(9)	A completed questionnaire from the Sub-Advisor;

(10)
A summary of the Sub-Advisor’s responses to the questionnaire, as well as relevant information from the Sub-Advisor’s Form ADVs Parts 1 and 2 and the certifications submitted the Sub-Advisor each quarter;

(11)	Financial information of the Sub-Advisor; and

(12)	The Sub-Advisor’s Code of Ethics.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may

HENNESSY FUNDS	1-800-966-4354
27

receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisor and the Fund’s other service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

WWW.HENNESSYFUNDS.COM
28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by the Sub-Advisor. Based on this review and an assessment of the Sub-Advisor’s performance, the Trustees concluded that the Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Sub-Advisor and that the nature and extent of the services provided by the Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

HENNESSY FUNDS	1-800-966-4354
29

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
The Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of services identified above and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees and sub-advisory fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

WWW.HENNESSYFUNDS.COM
30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

HENNESSY FUNDS	1-800-966-4354
31

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY BP MIDSTREAM FUND

Investor Class  HMSFX
Institutional Class  HMSIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	26
Proxy Voting Policy and Proxy Voting Records	28
Availability of Quarterly Portfolio Schedule	28
Federal Tax Distribution Information	28
Important Notice Regarding Delivery of Shareholder Documents	28
Electronic Delivery	28
Board Approval of Investment Advisory Agreements	29

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

I can hardly believe that we have been navigating through one of the worst pandemics in modern history for more than a year. From the start, our thoughts have been with those affected by COVID-19 and with our frontline healthcare and essential workers. We are encouraged by the rapid rollout of vaccines and the continued reopening of the economy, and we hope this signals a turning point.

This is the first time in over 20 years in this business that I have witnessed volatility as extreme as the volatility that has rocked the financial markets and the economy over the past year. Both the pace of change and the magnitude of change have been staggering. As I reflect on this, I am reminded of a scientific concept called “punctuated equilibrium.” Biologist Stephen Jay Gould revolutionized evolutionary thinking with this theory, which challenged the prevailing belief that biological change happens slowly, consistently, and methodically over time. His theory instead proposed that change happens abruptly and dramatically and that new species pop up and others vanish rapidly, sometimes caused by catastrophic events. In between these explosive periods are much longer intervals of relative stability.

The dramatic market downdraft brought on by the pandemic, followed by the equally dramatic recovery, have been jarring. We witnessed an explosion of IPOs, a plethora of bankruptcies, and a dramatic change in market leadership. Yet unlike in the biological world, we are able to respond to stock market crises and try to dampen their negative impact. There have been numerous and unprecedented fiscal and monetary responses from the Federal Reserve and the U.S. government, and in many ways these measures may have spurred the economic recovery.

For the first six months of our fiscal year through April 30, 2021, the market appeared to be on a relentless march higher, with the S&P 500® Index rising 28.85% on a total return basis, setting new all-time highs 35 times in 124 trading days and closing at its then-highest level ever on April 29, 2021. We saw a dramatic shift back toward value investing, and many of the sectors and individual stocks that had underperformed for most of last year soared. Value outperformed growth, small-caps beat mid-caps, and mid-caps beat large-caps. The Energy and Financials sectors skyrocketed, as evidenced by the S&P 500® Energy Index’s total return of 75.94% and the Russell 1000® Index Financials’ total return of 52.00% during the six-month period. As we begin to move beyond the chaos caused by the pandemic, solid market fundamentals are reappearing, which we believe underscores the health and strength of our economy.

We are pleased with the performance of our mutual funds during the first half of our fiscal year. On an absolute basis, each of our 16 Funds achieved positive performance, and 11 of our 16 funds outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index, and three of our sector Funds posted total returns of over 50%, due primarily to their focus on the Energy and Financials sectors. We believe this was a favorable period for both our style of high-conviction investing as well as the areas and sectors of the market in which our Funds focus. While performance may wax and wane over a complete market cycle, we remain committed to managing our portfolios for long-term performance, ever mindful of downside risk.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Circling back to Gould’s theory of punctuated equilibrium, we are left with the question, “Where do we go from here?” Are we entering a more stable period in the economy and the market, similar to the periods of relative stasis in the geological record? We are optimistic that this may in fact be the case and that the markets will return to a less volatile part of the cycle. But, with history as our guide, we know that even the greatest bull markets have experienced corrections along the way. While certain individual stock or sector valuations might look stretched, we believe the market as a whole has more room to run. Strong GDP growth and increasing earnings expectations for this year, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and a measured reopening of certain parts of the economy all support the market moving higher from here.

We remain committed to our shareholders as we thoughtfully navigate these unprecedented times. We know that you have a multitude of investment options to choose from, and we are grateful for the trust you put in us and your continued interest and investment in our family of Funds. Should you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Since Inception
	Months(1)	Year	Years	(12/31/13)
Hennessy BP Midstream Fund –
Investor Class (HMSFX)	55.20%	31.82%	-3.52%	-4.75%
Hennessy BP Midstream Fund –
Institutional Class (HMSIX)	55.17%	32.06%	-3.29%	-4.52%
Alerian US Midstream Energy Index(2)	60.96%	49.77%	2.71%	-1.29%
S&P 500® Index	28.85%	45.98%	17.42%	14.03%

Expense ratios:	Gross 2.12%, Net 1.78%(3) (Investor Class);
Gross 1.79%, Net 1.53%(3) (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The Fund’s primary index has changed from the Alerian MLP Index to the Alerian US Midstream Energy Index, which better reflects the underlying holdings of the Fund. Each such index comprises energy infrastructure companies that earn a majority of their cash flows from midstream activities involving energy commodities. The Alerian US Midstream Energy Index includes a broad range of types of energy companies, and the Alerian MLP Index focuses solely on master limited partnerships. The average annual total returns of the Alerian MLP Index for the six months, one-year, five-year, and since inception periods ended April 30, 2021, were 65.81%, 45.47%, -2.00%, and -5.14%, respectively.

(3)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2022.
_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine MLP Fund.

The Alerian US Midstream Energy Index and the Alerian MLP Index each comprise companies that earn a majority of their cash flows from midstream activities involving energy commodities. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The Alerian US Midstream Energy Index and the Alerian MLP Index are servicemarks of GKD Index Partners, LLC d/b/a Alerian (“Alerian”), and their use is granted under a license from Alerian. Alerian makes no express or implied warranties, representations, or promises regarding the originality, merchantability, suitability, or fitness for a particular purpose or use with respect to the Alerian indices. No party may rely on, and Alerian does not accept any liability for any errors, omissions, interruptions, or defects in, the Alerian indices or underlying data. In no event shall Alerian have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY BP MIDSTREAM FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
MPLX LP	12.00%
Enterprise Products Partners LP	11.66%
Energy Transfer LP	11.38%
The Williams Companies, Inc.	9.12%
Targa Resources Corp.	7.54%
Plains All American Pipeline LP	6.75%
ONEOK, Inc.	6.55%
Kinder Morgan, Inc.	6.25%
Magellan Midstream Partners LP	6.11%
Western Midstream Partners LP	4.91%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 38.84%	Number		% of
	of Shares	Value	Net Assets
Crude Oil & Refined Products – 3.97%
Enbridge, Inc. (a)	34,500	$1,330,665	3.97%

Gathering & Processing – 9.42%
Antero Midstream Corp.	72,000	622,080	1.86%
Targa Resources Corp.	73,000	2,532,370	7.56%
		3,154,450	9.42%

Natural Gas/NGL Transportation – 25.45%
Equitrans Midstream Corp.	70,800	577,728	1.72%
Kinder Morgan, Inc.	123,090	2,098,684	6.26%
ONEOK, Inc.	42,026	2,199,641	6.57%
TC Energy Corp. (a)	11,942	590,771	1.76%
The Williams Companies, Inc.	125,652	3,060,883	9.14%
		8,527,707	25.45%

Total Common Stocks
(Cost $9,343,031)		13,012,822	38.84%

PARTNERSHIPS & TRUSTS – 59.18%

Crude Oil & Refined Products – 27.22%
Holly Energy Partners LP	37,700	771,719	2.31%
Magellan Midstream Partners LP	43,900	2,053,203	6.13%
MPLX LP	149,249	4,028,230	12.02%
Plains All American Pipeline LP	249,526	2,265,696	6.76%
		9,118,848	27.22%

Gathering & Processing – 4.92%
Western Midstream Partners LP	84,000	1,649,760	4.92%

Natural Gas/NGL Transportation – 27.04%
DCP Midstream LP	59,000	1,327,500	3.96%
Energy Transfer LP	443,700	3,820,257	11.40%
Enterprise Products Partners LP	170,100	3,914,001	11.68%
		9,061,758	27.04%

Total Partnerships & Trusts
(Cost $16,631,538)		19,830,366	59.18%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.29%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.29%
First American Government Obligations Fund,
Institutional Class, 0.03% (b)	431,843	$431,843	1.29%

Total Short-Term Investments
(Cost $431,843)		431,843	1.29%

Total Investments
(Cost $26,406,412) – 99.31%		33,275,031	99.31%
Other Assets in Excess of Liabilities – 0.69%		229,635	0.69%

TOTAL NET ASSETS – 100.00%		$33,504,666	100.00%

Percentages are stated as a percent of net assets.

(a)	U.S.-traded security of a foreign corporation.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2021.

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Crude Oil & Refined Products	$1,330,665	$—	$—	$1,330,665
Gathering & Processing	3,154,450	—	—	3,154,450
Natural Gas/NGL Transportation	8,527,707	—	—	8,527,707
Total Common Stocks	$13,012,822	$—	$—	$13,012,822
Partnerships & Trusts
Crude Oil & Refined Products	$9,118,848	$—	$—	$9,118,848
Gathering & Processing	1,649,760	—	—	1,649,760
Natural Gas/NGL Transportation	9,061,758	—	—	9,061,758
Total Partnerships & Trusts	$19,830,366	$—	$—	$19,830,366
Short-Term Investments
Money Market Funds	$431,843	$—	$—	$431,843
Total Short-Term Investments	$431,843	$—	$—	$431,843
Total Investments	$33,275,031	$—	$—	$33,275,031

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $26,406,412)	$33,275,031
Dividends and interest receivable	40,992
Receivable for fund shares sold	8,505
Return of capital receivable	239,174
Deferred income tax	—
Prepaid expenses and other assets	15,327
Total assets	33,579,029

LIABILITIES:
Payable for fund shares redeemed	2,110
Payable to advisor	25,173
Payable to auditor	20,266
Accrued distribution fees	1,111
Accrued service fees	488
Accrued trustees fees	5,112
Accrued expenses and other payables	20,103
Total liabilities	74,363
NET ASSETS	$33,504,666

NET ASSETS CONSISTS OF:
Capital stock	$53,772,768
Accumulated deficit	(20,268,102)
Total net assets	$33,504,666

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$6,151,228
Shares issued and outstanding	768,219
Net asset value, offering price, and redemption price per share	$8.01

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$27,353,438
Shares issued and outstanding	3,332,482
Net asset value, offering price, and redemption price per share	$8.21

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Distributions received from master limited partnerships	$780,738
Return of capital on distributions received	(780,738)
Dividend income(1)	148,175
Interest income	94
Total investment income	148,269

EXPENSES:
Investment advisory fees (See Note 5)	160,806
Administration, accounting, custody, and transfer agent fees (See Note 5)	22,468
Audit fees	20,272
Sub-transfer agent expenses – Investor Class (See Note 5)	4,843
Sub-transfer agent expenses – Institutional Class (See Note 5)	9,315
Federal and state registration fees	14,119
Compliance expense (See Note 5)	13,841
Trustees’ fees and expenses	9,231
Reports to shareholders	4,247
Distribution fees – Investor Class (See Note 5)	3,818
Service fees – Investor Class (See Note 5)	2,545
Income tax expense	1,520
Legal fees	192
Interest expense (See Note 7)	8
Other expenses	4,858
Total expenses before waivers and reimbursements	272,083
Service provider expense waiver (See Note 5)	(22,468)
Expense reimbursement by advisor – Investor Class (See Note 5)	(6,283)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(16,267)
Net expenses	227,065
NET INVESTMENT LOSS	$(78,796)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(1,265,628)
Net change in unrealized appreciation/depreciation on investments	13,496,131
Net gain on investments	12,230,503
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,151,707

(1)	Net of foreign taxes withheld of $7,843.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

(This Page Intentionally Left Blank.)

WWW.HENNESSYFUNDS.COM
10

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment loss	$(78,796)	$(398,916)
Net realized loss on investments	(1,265,628)	(7,697,287)
Net change in unrealized
appreciation/deprecation on investments	13,496,131	(5,793,719)
Net increase (decrease) in net
assets resulting from operations	12,151,707	(13,889,922)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Return of capital – Investor Class	(358,134)	(901,142)
Return of capital – Institutional Class	(1,695,068)	(3,075,804)
Total distributions	(2,053,202)	(3,976,946)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,232,870	1,902,264
Proceeds from shares subscribed – Institutional Class	1,982,204	9,560,813
Dividends reinvested – Investor Class	328,522	876,530
Dividends reinvested – Institutional Class	1,577,837	2,999,051
Cost of shares redeemed – Investor Class	(949,562)	(3,867,332)
Cost of shares redeemed – Institutional Class	(2,911,993)	(12,434,812)
Net increase (decrease) in net assets derived
from capital share transactions	1,259,878	(963,486)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,358,383	(18,830,354)

NET ASSETS:
Beginning of period	22,146,283	40,976,637
End of period	$33,504,666	$22,146,283

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	170,549	312,671
Shares sold – Institutional Class	282,287	1,568,094
Shares issued to holders as reinvestment
of dividends – Investor Class	47,183	112,216
Shares issued to holders as reinvestment
of dividends – Institutional Class	221,164	380,829
Shares redeemed – Investor Class	(135,811)	(582,063)
Shares redeemed – Institutional Class	(400,676)	(1,585,605)
Net increase in shares outstanding	184,696	206,142

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$5.55

Income from investment operations:
Net investment loss(2)(3)	(0.03)
Net realized and unrealized gains (losses) on investments	3.00
Total from investment operations	2.97

Less distributions:
Dividends from return of capital	(0.51)
Total distributions	(0.51)
Net asset value, end of period	$8.01

TOTAL RETURN	55.20	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$6.15
Ratio of expenses to average net assets:
Before expense reimbursement	2.16	%(5)
After expense reimbursement	1.76	%(5)
Ratio of net investment loss to average net assets:
Before expense reimbursement(3)	(1.13	)%(5)
After expense reimbursement(3)	(0.73	)%(5)
Portfolio turnover rate(7)	22	%(4)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes an estimated deferred tax expense/benefit of -1.32%. See Note 2.b in the Notes to the Financial Statements.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,		Period Ended		Year Ended November 30,
		October 31,
2020	2019	2018(1)		2017	2016	2015

$10.90	$12.66	$14.51		$16.54	$15.45	$22.25

(0.10)	(0.10)	(0.16)		(0.22)	(0.17)	(0.20)
(4.22)	(0.63)	(0.66)		(0.78)	2.29	(5.60)
(4.32)	(0.73)	(0.82)		(1.00)	2.12	(5.80)

(1.03)	(1.03)	(1.03)		(1.03)	(1.03)	(1.00)
(1.03)	(1.03)	(1.03)		(1.03)	(1.03)	(1.00)
$5.55	$10.90	$12.66		$14.51	$16.54	$15.45

-42.13%	-6.28%	-6.15	%(4)	-6.49%	14.78%	-27.17%

$3.81	$9.20	$20.07		$16.86	$13.43	$8.76

2.12%	1.89%	1.86	%(5)	1.91%	2.21%	1.38	%(6)
1.76%	1.76%	1.78	%(5)	1.77%	1.74%	0.42	%(6)

(1.63)%	(0.92)%	(1.34	)%(5)	(1.50)%	(1.60)%	(1.97)%
(1.27)%	(0.79)%	(1.26	)%(5)	(1.36)%	(1.13)%	(1.01)%
53%	41%	64	%(4)	63%	139%	96%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$5.68

Income from investment operations:
Net investment loss(2)(3)	(0.02)
Net realized and unrealized gains (losses) on investments	3.06
Total from investment operations	3.04

Less distributions:
Dividends from return of capital	(0.51)
Total distributions	(0.51)
Net asset value, end of period	$8.21

TOTAL RETURN	55.17	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$27.35
Ratio of expenses to average net assets:
Before expense reimbursement	1.80	%(5)
After expense reimbursement	1.51	%(5)
Ratio of net investment loss to average net assets:
Before expense reimbursement(3)	(0.79	)%(5)
After expense reimbursement(3)	(0.50	)%(5)
Portfolio turnover rate(7)	22	%(4)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes an estimated deferred tax expense/benefit of -1.32%. See Note 2.b in the Notes to the Financial Statements.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,		Period Ended		Year Ended November 30,
		October 31,
2020	2019	2018(1)		2017	2016	2015

$11.09	$12.83	$14.66		$16.66	$15.53	$22.28

(0.10)	(0.09)	(0.14)		(0.18)	(0.12)	(0.14)
(4.28)	(0.62)	(0.66)		(0.79)	2.28	(5.61)
(4.38)	(0.71)	(0.80)		(0.97)	2.16	(5.75)

(1.03)	(1.03)	(1.03)		(1.03)	(1.03)	(1.00)
(1.03)	(1.03)	(1.03)		(1.03)	(1.03)	(1.00)
$5.68	$11.09	$12.83		$14.66	$16.66	$15.53

-41.93%	-6.10%	-5.94	%(4)	-6.25%	14.97%	-26.90%

$18.33	$31.78	$61.92		$82.59	$33.22	$15.72

1.79%	1.56%	1.58	%(5)	1.66%	1.95%	1.10	%(6)
1.51%	1.51%	1.52	%(5)	1.52%	1.48%	0.18	%(6)

(1.55)%	(0.76)%	(1.15	)%(5)	(1.28)%	(1.28)%	(1.63)%
(1.27)%	(0.71)%	(1.09	)%(5)	(1.14)%	(0.81)%	(0.71)%
53%	41%	64	%(4)	63%	139%	96%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy BP Midstream Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation through distribution growth along with current income. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because the Fund is treated as a “C” corporation, it is not taxed as a regulated investment company under Subchapter M of the Code and is not required to comply with the diversification requirements applicable to regulated investment companies. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund is taxed as a corporation and is obligated to pay U.S. federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 21%. The Fund invests a substantial portion of its assets in master limited partnerships (“MLPs”), which are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund includes any tax expense or benefit in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the carrying amount of assets and liabilities for income tax purposes. The Fund recognizes a valuation allowance if, based on the weight of available evidence, it is more likely than not that the Fund will not realize some portion or all of the deferred income tax assets. As of April 30, 2021, the Fund has placed a full valuation allowance on its deferred tax assets.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

WWW.HENNESSYFUNDS.COM
16

NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund files U.S. federal income tax returns and various state income tax returns.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in MLPs generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – The Fund typically makes cash distributions to its shareholders quarterly at the beginning of the months of March, June, September, and December. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, a significant portion of the Fund’s distributions to shareholders typically is treated as return of capital to shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio, the level of allocations of net income and other tax items for the Fund from its underlying MLP investments, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including to meet Fund shareholder redemption requests as necessary.

In general, a distribution constitutes a return of capital to a shareholder rather than a dividend to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital constitutes a tax-free return of capital to the extent of a shareholder’s cost basis in Fund shares and thereafter generally is taxable to the shareholder as a capital gain. A return-of-capital distribution also reduces the shareholder’s cost basis in Fund shares (but not below zero). A lower cost basis means that a shareholder recognizes more gain or less loss when the shareholder eventually sells Fund shares, which increases the shareholder’s tax liability.

HENNESSY FUNDS	1-800-966-4354
17

The Fund attempts to maintain a stable distribution rate and therefore may distribute more or less than the actual amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would increase the Fund’s net asset value (“NAV”). Correspondingly, such amounts, once distributed, decrease the Fund’s NAV. In addition, the Fund may opt not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital as described above.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The NAV per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed

HENNESSY FUNDS	1-800-966-4354
19

transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $6,212,787 and $6,164,232, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.10%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, BP Capital Fund Advisors, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2021, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.40% of the daily net assets of the Fund.

The Advisor has contractually agreed to limit total annual operating expenses to 1.75% of the Fund’s net assets for Investor Class shares and 1.50% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2022.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of April 30, 2021, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year
	2022	2023	2024	Total
Investor Class	$22,275	$22,658	$ 6,283	$51,216
Institutional Class	$22,421	$60,422	$16,827	$99,670

The amount of the expense reimbursement by the Advisor for Institutional Class shares set forth in the Statement of Operations is net of $560 that the Advisor recouped from the Fund during the six months ended April 30, 2021.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

HENNESSY FUNDS	1-800-966-4354
21

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during the six months ended April 30, 2021, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $481 and 3.25%, respectively. The interest expensed by the Fund during the six months ended April 30, 2021, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $51,000. As of April 30, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of April 30, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$22,099,634
Gross tax unrealized appreciation	$11,198,678
Gross tax unrealized depreciation	(23,281)
Net tax unrealized appreciation/(depreciation)	$11,175,397

As of April 30, 2021, deferred tax assets consisted of the following:

Deferred tax assets (liabilities):
Net operating losses	$433,802
Capital loss	5,709,188
Unrealized (gain) loss on investments	—
Total deferred tax assets, net	6,142,990
Valuation allowance	(4,041,871)
Net	$2,101,119

For the six months ended April 30, 2021, the Fund had an effective tax rate of 0% and a federal statutory rate of 21%, with the difference resulting from a change in the valuation allowance of the deferred tax assets.

Deferred income tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The Fund has evaluated the available evidence supporting the

HENNESSY FUNDS	1-800-966-4354
23

realization of its gross deferred tax assets, including the amount and timing of future taxable income, and has determined that, based on net losses to date, it may not utilize all of its deferred tax assets in the future. As of April 30, 2021, the Fund established a valuation allowance in the amount of $4,041,871 against its deferred tax assets.

The Fund may carry forward any net capital loss five years to offset any future realized capital gains. The Fund may carry forward indefinitely any net operating loss arising in a tax year ending after December 31, 2017. As of April 30, 2021, the Fund had capital loss carryforwards of $25,159,541 that expire as follows:

Amount	Expiration
$6,130,957	10/31/2023
8,580,676	10/31/2024
8,314,560	10/31/2025
2,133,348	10/31/2026

As of April 30, 2021, the Fund had $1,844,125 in unlimited net operating loss carryforwards.

Total income taxes have been computed by applying the federal statutory income tax rate of 21% plus a blended state income tax rate. The Fund applied this effective rate to net investment income and realized and unrealized gains on investments before taxes in computing its total income taxes.

Tax expense (benefit) at statutory rates	$2,551,858
State income tax expense, net of federal benefit	201,921
Tax expense (benefit) on permanent items(1)	(9,436)
Tax expense (benefit) on expired carryforwards	826,960
Tax expense (benefit) due to change in effective state rates	—
Total current tax expense (benefit)	—
Change in valuation allowance	(3,571,303)
Total tax expense	$—

(1) Permanent items consist of dividends-received deductions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions in all open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. federal tax returns and state tax returns filed or expected to be filed. No income tax returns are currently under examination. Generally, the tax returns of the Fund for the prior three fiscal years are open for examination. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

During fiscal year 2021 (year to date) and fiscal year 2020, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020
Ordinary income(1)	$—	$—
Long-term capital gains	—	—
Return of capital	2,053,202	3,976,946
Total distributions	$2,053,202	$3,976,946

(1)  Ordinary income includes short-term capital gains.

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On June 1, 2021, distributions were declared and paid to shareholders of record on May 28, 2021, as follows:

Return of Capital
Investor Class	$0.2575
Institutional Class	$0.2575

HENNESSY FUNDS	1-800-966-4354
25

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” headings are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
26

EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,552.00	$11.14
Hypothetical (5% return before expenses)	$1,000.00	$1,016.07	$ 8.80

Institutional Class
Actual	$1,000.00	$1,551.70	$ 9.55
Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	$ 7.55

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.76% for Investor Class shares or 1.51% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
27

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
28

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and BP Capital Fund Advisors, LLC (the “Sub-Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	Summaries of the advisory and sub-advisory agreements;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor and the Sub-Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Adviser regarding economies of scale;

(9)	A completed questionnaire from the Sub-Advisor;

(10)
A summary of the Sub-Advisor’s responses to the questionnaire, as well as relevant information from the Sub-Advisor’s Form ADVs Parts 1 and 2 and the certifications submitted the Sub-Advisor each quarter;

(11)	Financial information of the Sub-Advisor; and

(12)	The Sub-Advisor’s Code of Ethics.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may

HENNESSY FUNDS	1-800-966-4354
29

receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisor and the Fund’s other service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

WWW.HENNESSYFUNDS.COM
30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by the Sub-Advisor. Based on this review and an assessment of the Sub-Advisor’s performance, the Trustees concluded that the Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Sub-Advisor and that the nature and extent of the services provided by the Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.
(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

HENNESSY FUNDS	1-800-966-4354
31

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
The Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of services identified above and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees and sub-advisory fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

WWW.HENNESSYFUNDS.COM
32

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

HENNESSY FUNDS	1-800-966-4354
33

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY GAS UTILITY FUND

Investor Class  GASFX
Institutional Class  HGASX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Federal Tax Distribution Information	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

I can hardly believe that we have been navigating through one of the worst pandemics in modern history for more than a year. From the start, our thoughts have been with those affected by COVID-19 and with our frontline healthcare and essential workers. We are encouraged by the rapid rollout of vaccines and the continued reopening of the economy, and we hope this signals a turning point.

This is the first time in over 20 years in this business that I have witnessed volatility as extreme as the volatility that has rocked the financial markets and the economy over the past year. Both the pace of change and the magnitude of change have been staggering. As I reflect on this, I am reminded of a scientific concept called “punctuated equilibrium.” Biologist Stephen Jay Gould revolutionized evolutionary thinking with this theory, which challenged the prevailing belief that biological change happens slowly, consistently, and methodically over time. His theory instead proposed that change happens abruptly and dramatically and that new species pop up and others vanish rapidly, sometimes caused by catastrophic events. In between these explosive periods are much longer intervals of relative stability.

The dramatic market downdraft brought on by the pandemic, followed by the equally dramatic recovery, have been jarring. We witnessed an explosion of IPOs, a plethora of bankruptcies, and a dramatic change in market leadership. Yet unlike in the biological world, we are able to respond to stock market crises and try to dampen their negative impact. There have been numerous and unprecedented fiscal and monetary responses from the Federal Reserve and the U.S. government, and in many ways these measures may have spurred the economic recovery.

For the first six months of our fiscal year through April 30, 2021, the market appeared to be on a relentless march higher, with the S&P 500® Index rising 28.85% on a total return basis, setting new all-time highs 35 times in 124 trading days and closing at its then-highest level ever on April 29, 2021. We saw a dramatic shift back toward value investing, and many of the sectors and individual stocks that had underperformed for most of last year soared. Value outperformed growth, small-caps beat mid-caps, and mid-caps beat large-caps. The Energy and Financials sectors skyrocketed, as evidenced by the S&P 500® Energy Index’s total return of 75.94% and the Russell 1000® Index Financials’ total return of 52.00% during the six-month period. As we begin to move beyond the chaos caused by the pandemic, solid market fundamentals are reappearing, which we believe underscores the health and strength of our economy.

We are pleased with the performance of our mutual funds during the first half of our fiscal year. On an absolute basis, each of our 16 Funds achieved positive performance, and 11 of our 16 funds outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index, and three of our sector Funds posted total returns of over 50%, due primarily to their focus on the Energy and Financials sectors. We believe this was a favorable period for both our style of high-conviction investing as well as the areas and sectors of the market in which our Funds focus. While performance may wax and wane over a complete market cycle, we remain committed to managing our portfolios for long-term performance, ever mindful of downside risk.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Circling back to Gould’s theory of punctuated equilibrium, we are left with the question, “Where do we go from here?” Are we entering a more stable period in the economy and the market, similar to the periods of relative stasis in the geological record? We are optimistic that this may in fact be the case and that the markets will return to a less volatile part of the cycle. But, with history as our guide, we know that even the greatest bull markets have experienced corrections along the way. While certain individual stock or sector valuations might look stretched, we believe the market as a whole has more room to run. Strong GDP growth and increasing earnings expectations for this year, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and a measured reopening of certain parts of the economy all support the market moving higher from here.

We remain committed to our shareholders as we thoughtfully navigate these unprecedented times. We know that you have a multitude of investment options to choose from, and we are grateful for the trust you put in us and your continued interest and investment in our family of Funds. Should you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Gas Utility Fund –
Investor Class (GASFX)	18.93%	19.02%	6.29%	8.72%
Hennessy Gas Utility Fund –
Institutional Class (HGASX)(2)	19.15%	19.44%	6.59%	8.87%
AGA Stock Index	19.78%	20.75%	7.61%	9.75%
S&P 500® Index	28.85%	45.98%	17.42%	14.17%

Expense ratios: 1.02% (Investor Class); 0.70% (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is March 1, 2017. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Gas Utility Index Fund.

The AGA Stock Index is a capitalization-weighted index, consisting of publicly traded members of the American Gas Association. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY GAS UTILITY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Cheniere Energy, Inc.	5.14%
The Southern Co.	5.09%
Atmos Energy Corp.	5.05%
National Grid PLC – ADR	5.05%
Enbridge, Inc.	5.04%
Dominion Energy, Inc.	5.01%
Sempra Energy	4.99%
Berkshire Hathaway, Inc., Class A	4.97%
WEC Energy Group, Inc.	4.96%
Kinder Morgan, Inc.	4.88%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 99.31%	Number		% of
	of Shares	Value	Net Assets
Energy – 15.42%
Cheniere Energy, Inc. (a)	363,617	$28,187,590	5.14%
Enbridge, Inc. (b)	715,365	27,591,628	5.04%
Kinder Morgan, Inc.	1,569,101	26,753,172	4.88%
Tellurian, Inc. (a)	881,690	1,952,943	0.36%
		84,485,333	15.42%

Financials – 4.97%
Berkshire Hathaway, Inc., Class A (a)	66	27,225,000	4.97%

Utilities – 78.92%
Algonquin Power & Utilities Corp. (b)	194,864	3,145,105	0.57%
ALLETE, Inc.	525	36,939	0.01%
Ameren Corp.	62,840	5,331,346	0.97%
Atmos Energy Corp.	267,286	27,688,157	5.05%
Avangrid, Inc.	112,200	5,710,980	1.04%
Avista Corp.	35,972	1,655,431	0.30%
Black Hills Corp.	88,847	6,128,666	1.12%
CenterPoint Energy, Inc.	524,028	12,833,446	2.34%
Chesapeake Utilities Corp.	32,058	3,799,514	0.69%
CMS Energy Corp.	245,098	15,781,860	2.88%
Consolidated Edison, Inc.	182,636	14,137,853	2.58%
Corning Natural Gas Holding Corp.	6,099	144,028	0.03%
Dominion Energy, Inc.	343,477	27,443,812	5.01%
DTE Energy Co.	119,704	16,760,954	3.06%
Duke Energy Corp.	176,487	17,770,476	3.24%
Entergy Corp.	4,960	542,078	0.10%
Essential Utilities, Inc.	250,000	11,782,500	2.15%
Eversource Energy	63,675	5,490,059	1.00%
Exelon Corp.	149,231	6,706,441	1.22%
Fortis, Inc. (b)	196,676	8,771,750	1.60%
MDU Resources Group, Inc.	225,807	7,555,502	1.38%
MGE Energy, Inc.	19,329	1,446,003	0.26%
National Fuel Gas Co.	142,824	7,092,640	1.29%
National Grid PLC – ADR (b)	439,544	27,682,481	5.05%
New Jersey Resources Corp.	191,134	8,018,071	1.46%
NiSource, Inc.	636,181	16,553,430	3.02%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utilities (Continued)
Northwest Natural Holding Co.	76,903	$4,146,610	0.76%
NorthWestern Corp.	27,098	1,843,477	0.34%
ONE Gas, Inc.	137,875	11,094,801	2.03%
PG&E Corp. (a)	1,323,649	14,983,707	2.74%
PPL Corp.	61,719	1,797,874	0.33%
Public Service Enterprise Group, Inc.	239,990	15,157,768	2.77%
RGC Resources, Inc.	22,254	482,689	0.09%
Sempra Energy	198,740	27,340,662	4.99%
South Jersey Industries, Inc.	231,771	5,736,332	1.05%
Southwest Gas Holdings, Inc.	124,517	8,681,325	1.58%
Spire, Inc.	91,591	6,900,466	1.26%
The Southern Co.	421,600	27,897,272	5.09%
UGI Corp.	141,952	6,204,722	1.13%
Unitil Corp.	23,498	1,354,190	0.25%
WEC Energy Group, Inc.	279,540	27,162,902	4.96%
Xcel Energy, Inc.	163,499	11,657,479	2.13%
		432,451,798	78.92%

Total Common Stocks
(Cost $270,763,043)		544,162,131	99.31%

PARTNERSHIPS – 0.52%

Energy – 0.52%
Plains GP Holdings LP, Class A	299,255	2,807,012	0.52%

Total Partnerships
(Cost $5,052,747)		2,807,012	0.52%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

SHORT-TERM INVESTMENTS – 0.20%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.20%
First American Government Obligations Fund,
Institutional Class, 0.03% (c)	1,110,017	$1,110,017	0.20%

Total Short-Term Investments
(Cost $1,110,017)		1,110,017	0.20%

Total Investments
(Cost $276,925,807) – 100.03%		548,079,160	100.03%
Liabilities in Excess of Other Assets – (0.03)%		(146,041)	(0.03)%

TOTAL NET ASSETS – 100.00%		$547,933,119	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2021.

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Energy	$84,485,333	$—	$—	$84,485,333
Financials	27,225,000	—	—	27,225,000
Utilities	432,307,770	144,028	—	432,451,798
Total Common Stocks	$544,018,103	$144,028	$—	$544,162,131
Partnerships
Energy	$2,807,012	$—	$—	$2,807,012
Total Partnerships	$2,807,012	$—	$—	$2,807,012
Short-Term Investments
Money Market Funds	$1,110,017	$—	$—	$1,110,017
Total Short-Term Investments	$1,110,017	$—	$—	$1,110,017
Total Investments	$547,935,132	$144,028	$—	$548,079,160

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $276,925,807)	$548,079,160
Dividends and interest receivable	604,760
Receivable for fund shares sold	34,501
Return of capital receivable	53,866
Prepaid expenses and other assets	34,432
Total assets	548,806,719

LIABILITIES:
Payable for fund shares redeemed	234,793
Payable to advisor	177,390
Payable to sub-transfer agents	174,308
Payable to administrator	99,074
Payable to auditor	11,227
Accrued distribution fees	95,989
Accrued service fees	39,648
Accrued trustees fees	3,668
Accrued expenses and other payables	37,503
Total liabilities	873,600
NET ASSETS	$547,933,119

NET ASSETS CONSISTS OF:
Capital stock	$280,625,870
Total distributable earnings	267,307,249
Total net assets	$547,933,119

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$489,823,448
Shares issued and outstanding	18,716,230
Net asset value, offering price, and redemption price per share	$26.17

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$58,109,671
Shares issued and outstanding	2,226,653
Net asset value, offering price, and redemption price per share	$26.10

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$8,331,079
Interest income	505
Total investment income	8,331,584

EXPENSES:
Investment advisory fees (See Note 5)	1,067,980
Sub-transfer agent expenses – Investor Class (See Note 5)	394,435
Sub-transfer agent expenses – Institutional Class (See Note 5)	29,035
Distribution fees – Investor Class (See Note 5)	356,362
Administration, accounting, custody, and transfer agent fees (See Note 5)	299,840
Service fees – Investor Class (See Note 5)	237,575
Reports to shareholders	26,903
Federal and state registration fees	20,624
Compliance expense (See Note 5)	13,844
Audit fees	11,227
Trustees’ fees and expenses	10,958
Legal fees	4,726
Interest expense (See Note 7)	4,105
Other expenses	144,446
Total expenses	2,622,060
NET INVESTMENT INCOME	$5,709,524

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$49,769,211
Net change in unrealized appreciation/depreciation on investments	38,212,301
Net gain on investments	87,981,512
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$93,691,036

(1)	Net of foreign taxes withheld and issuance fees of $264,601.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment income	$5,709,524	$15,702,984
Net realized gain on investments	49,769,211	54,725,195
Net change in unrealized
appreciation/depreciation on investments	38,212,301	(171,354,296)
Net increase (decrease) in net
assets resulting from operations	93,691,036	(100,926,117)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(43,449,477)	(49,160,002)
Distributable earnings – Institutional Class	(5,749,334)	(7,345,698)
Total distributions	(49,198,811)	(56,505,700)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	6,017,798	14,476,846
Proceeds from shares subscribed – Institutional Class	3,551,104	14,135,940
Dividends reinvested – Investor Class	41,230,437	46,815,183
Dividends reinvested – Institutional Class	5,210,951	6,501,998
Cost of shares redeemed – Investor Class	(80,710,553)	(204,352,983)
Cost of shares redeemed – Institutional Class	(21,883,082)	(41,410,617)
Net decrease in net assets derived
from capital share transactions	(46,583,345)	(163,833,633)
TOTAL DECREASE IN NET ASSETS	(2,091,120)	(321,265,450)

NET ASSETS:
Beginning of period	550,024,239	871,289,689
End of period	$547,933,119	$550,024,239

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	248,895	561,691
Shares sold – Institutional Class	146,134	539,370
Shares issued to holders as reinvestment
of dividends – Investor Class	1,729,882	1,761,437
Shares issued to holders as reinvestment
of dividends – Institutional Class	219,222	245,860
Shares redeemed – Investor Class	(3,344,058)	(8,021,029)
Shares redeemed – Institutional Class	(906,325)	(1,643,216)
Net decrease in shares outstanding	(1,906,250)	(6,555,887)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$24.08

Income from investment operations:
Net investment income	0.26	(1)
Net realized and unrealized gains (losses) on investments	4.06
Total from investment operations	4.32

Less distributions:
Dividends from net investment income	(0.29)
Dividends from net realized gains	(1.94)
Total distributions	(2.23)
Net asset value, end of period	$26.17

TOTAL RETURN	18.93	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$489.82
Ratio of expenses to average net assets	1.02	%(3)
Ratio of net investment income to average net assets	2.10	%(3)
Portfolio turnover rate(4)	10	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$29.64	$28.68	$30.35	$28.57	$27.69

0.58 (1)	0.56 (1)	0.65	0.70	0.62
(4.14)	3.50	(1.52)	2.20	1.58
(3.56)	4.06	(0.87)	2.90	2.20

(0.56)	(0.62)	(0.64)	(0.72)	(0.69)
(1.44)	(2.48)	(0.16)	(0.40)	(0.63)
(2.00)	(3.10)	(0.80)	(1.12)	(1.32)
$24.08	$29.64	$28.68	$30.35	$28.57

-12.49%	15.28%	-2.86%	10.39%	8.52%

$483.56	$764.10	$825.18	$1,306.70	$1,454.93
1.02%	1.00%	1.01%	1.01%	1.01%
2.24%	1.98%	2.18%	2.34%	2.25%
16%	12%	14%	18%	38%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$24.01

Income from investment operations:
Net investment income	0.30	(2)
Net realized and unrealized gains (losses) on investments	4.05
Total from investment operations	4.35

Less distributions:
Dividends from net investment income	(0.33)
Dividends from net realized gains	(1.93)
Total distributions	(2.26)
Net asset value, end of period	$26.10

TOTAL RETURN	19.15	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$58.11
Ratio of expenses to average net assets	0.70	%(5)
Ratio of net investment income to average net assets	2.46	%(5)
Portfolio turnover rate(6)	10	%(4)

(1)	Institutional Class shares commenced operations on March 1, 2017.
(2)	Calculated using the average shares outstanding method.
(3)	Actual return from inception date of March 1, 2017, to the year end of October 31, 2017.
(4)	Not annualized.
(5)	Annualized.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,			Period Ended
			October 31,
2020	2019	2018	2017(1)

$29.56	$28.65	$30.32	$29.68

0.66 (2)	0.64 (2)	0.71	0.62
(4.13)	3.50	(1.47)	0.72
(3.47)	4.14	(0.76)	1.34

(0.64)	(0.73)	(0.75)	(0.70)
(1.44)	(2.50)	(0.16)	—
(2.08)	(3.23)	(0.91)	(0.70)
$24.01	$29.56	$28.65	$30.32

-12.22%	15.63%	-2.51%	4.56	%(3)(4)

$66.46	$107.18	$107.75	$84.62
0.70%	0.69%	0.65%	0.64	%(5)
2.57%	2.25%	2.47%	1.23	%(5)
16%	12%	14%	18	%(4)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy Gas Utility Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is income and capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

WWW.HENNESSYFUNDS.COM
16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

HENNESSY FUNDS	1-800-966-4354
17

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

HENNESSY FUNDS	1-800-966-4354
19

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $51,851,963 and $138,528,305, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.40%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

The Fund has entered into an Administrative Services Agreement among the Fund, the Advisor, and the American Gas Association (“AGA”), pursuant to which the AGA provides administrative services to the Fund, including overseeing the calculation of the AGA Stock Index. ScottMadden, Inc. performs the actual computations required to produce the AGA Stock Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA. AGA does not furnish other securities advice to the Fund or the Advisor or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of the Administrative Services Agreement, which has been approved by the Board, AGA provides the Fund with current information regarding the common stock composition of the AGA Stock Index at least monthly. In addition, on request, AGA provides the Fund and the Advisor with information on the natural gas industry. The Fund pays AGA a fee at an annual rate of 0.04% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund and 10% for the Hennessy Balanced Fund. The line of credit is

HENNESSY FUNDS	1-800-966-4354
21

intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $251,210 and 3.25%, respectively. The interest expensed by the Fund during the six months ended April 30, 2021, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $2,833,000. As of April 30, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$371,183,621
Gross tax unrealized appreciation	$247,252,665
Gross tax unrealized depreciation	(68,075,758)
Net tax unrealized appreciation/(depreciation)	$179,176,907
Undistributed ordinary income	$860,991
Undistributed long-term capital gains	42,777,126
Total distributable earnings	$43,638,117
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$222,815,024

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2021 (year to date) and fiscal year 2020, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020
Ordinary income(1)	$6,421,575	$14,868,613
Long-term capital gains	42,777,236	41,637,087
Total distributions	$49,198,811	$56,505,700

(1)  Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS/EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” headings are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSY FUNDS	1-800-966-4354
23

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,189.30	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.11

Institutional Class
Actual	$1,000.00	$1,191.50	$3.80
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.02% for Investor Class shares or 0.70% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

WWW.HENNESSYFUNDS.COM
24

EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

HENNESSY FUNDS	1-800-966-4354
25

Board Approval of Investment Advisory
Agreement

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Adviser regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

WWW.HENNESSYFUNDS.COM
26

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

HENNESSY FUNDS	1-800-966-4354
27

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

WWW.HENNESSYFUNDS.COM
28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
29

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY JAPAN FUND

Investor Class  HJPNX
Institutional Class  HJPIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	27
Board Approval of Investment Advisory Agreements	28

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

The Japanese stock market gained 16.59% as measured by the Tokyo Stock Price Index (TOPIX) over the six months ended April 30, 2021 (in U.S. dollar terms).

While Japan continued to experience COVID-19 infections during the period, the Japanese stock market marched higher through mid-February, reaching a 30-year high. Among the factors contributing to this rally were proactive countermeasures against COVID-19, including continued monetary easing globally, rising expectations for the development and distribution of vaccines, and hopes for a quick economic recovery. Japan’s vaccine rollout, however, has been slower than that of other countries. This is primarily due to regulations requiring a domestic Japanese clinical trial regardless of foreign regulatory approvals. Nevertheless, the number of cases in Japan remains relatively low when compared to the United States. For example, as of mid-April, there were more than 10 times as many cases in the United States as in Japan, even though the population of the United States is only three times larger.

While the broader market remained strong, rising interest rates and inflation concerns continued to weigh on investors. We believe that the recent rise of interest rates is part of a natural course of a short-term correction in financial markets. Last year’s pandemic prompted central banks around the world to go all out in easing the monetary system, driving down further what had already been historically low rates. If the pandemic turns out to be nearing its end, then we believe this extra dip in rates should at least normalize to pre-pandemic levels relatively soon. With the ongoing rollout of vaccinations and declines in new infection cases, we could be at that very stage. The good news is that the normalization of interest rates validates the recovery in economic activity.

If history is any guide, the next worry will be inflation, which effectively “swindles the equity investor,” as Warren Buffett famously said in his 1977 Fortune column. This notion, however, is somewhat premature in our view. It is worth noting that in the run-up prior to the pandemic, the world economy didn’t have any structural excesses like production capacity overbuild or debt-fueled overconsumption, which are typically a recipe for a deep recession. With the household savings rate climbing high, consumers are eager to spend. As such, it is reasonable to assume that once the pandemic is brought under control, demand for goods and services will likely outstrip supply in the short term, which may result in a temporary pickup in inflation.

Whether inflation will persist is a big question mark, however. Particularly in Japan, even though well over a decade of ultra-loose monetary policy has created abundant liquidity in the financial system, it has not made its way to the real economy. For example, since the end of 2009, Japan’s monetary base has increased sixfold, but the money supply has not grown nearly as much while CPI has struggled to stay in positive territory. Aging demographics and a declining population are perennial problems from which Japan does not seem able to escape. Furthermore, the advancement of technology, such as e-commerce and the digital economy, has been effective at taming upward pressure on prices of goods and services globally. Putting all these things together, our view is that a continuous rise in interest rates beyond the correction territory is unlikely.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

As such, it is hard to image inflation taking hold in our domestic economy at this point in time. The Bank of Japan will likely continue with the current monetary policy framework, keeping rates around zero through so-called yield curve control along with other easing measures. We remain optimistic about the long-term prospects for Japan and its stock market.

Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. The index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	5.21%	31.79%	13.07%	11.76%
Hennessy Japan Fund –
Institutional Class (HJPIX)	5.42%	32.30%	13.52%	12.12%
Russell/Nomura
Total MarketTM Index	17.00%	30.53%	9.80%	7.71%
Tokyo Price Index (TOPIX)	16.59%	29.94%	9.57%	7.56%

Expense ratios: 1.43% (Investor Class); 1.04% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Total Market™ Index contains the top 98% of all stocks listed on Japan’s stock exchanges and registered on Japan’s over-the-counter market based on market capitalization. The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY JAPAN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
SoftBank Group Corp.	6.86%
Sony Group Corp.	6.06%
Nidec Corp.	6.02%
Daikin Industries, Ltd.	5.49%
Recruit Holdings Co., Ltd.	5.46%
Keyence Corp.	5.40%
Terumo Corp.	5.09%
Shimano, Inc.	5.08%
Mercari, Inc.	5.07%
Fast Retailing Co., Ltd.	4.57%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 97.69%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 9.33%
SoftBank Group Corp.	650,000	$58,790,832	6.86%
Z Holdings Corp.	4,571,100	21,121,836	2.47%
		79,912,668	9.33%

Consumer Discretionary – 25.04%
Asics Corp.	593,800	9,426,691	1.10%
Fast Retailing Co., Ltd.	47,700	39,154,241	4.57%
Mercari, Inc. (b)	878,100	43,386,769	5.07%
Nitori Holdings Co., Ltd.	150,700	27,040,232	3.16%
Shimano, Inc.	190,000	43,523,195	5.08%
Sony Group Corp.	520,100	51,871,992	6.06%
		214,403,120	25.04%

Consumer Staples – 11.20%
Ariake Japan Co., Ltd.	195,700	11,334,806	1.32%
Kao Corp.	401,200	25,722,467	3.00%
Rohto Pharmaceutical Co., Ltd.	1,053,200	27,011,800	3.16%
Unicharm Corp.	819,200	31,811,555	3.72%
		95,880,628	11.20%

Financials – 1.86%
Anicom Holdings, Inc.	1,714,100	15,903,536	1.86%

Health Care – 12.99%
Asahi Intecc Co., Ltd.	180,500	4,858,916	0.57%
Olympus Corp.	895,600	18,417,614	2.15%
PeptiDream, Inc. (b)	136,100	5,834,280	0.68%
Takeda Pharmaceutical Co., Ltd.	1,158,400	38,528,539	4.50%
Terumo Corp.	1,151,700	43,543,091	5.09%
		111,182,440	12.99%

Industrials – 28.12%
Daikin Industries, Ltd.	234,200	46,994,290	5.49%
Kubota Corp.	1,514,700	35,618,803	4.16%
MISUMI Group, Inc.	1,207,900	34,040,919	3.98%
Mitsubishi Corp.	933,900	25,806,368	3.01%
Nidec Corp.	445,300	51,562,554	6.02%
Recruit Holdings Co., Ltd.	1,033,800	46,719,171	5.46%
		240,742,105	28.12%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 8.48%
Keyence Corp.	96,200	$46,229,518	5.40%
Murata Manufacturing Co., Ltd.	330,800	26,342,322	3.08%
		72,571,840	8.48%

Real Estate – 0.67%
Relo Group, Inc.	280,400	5,772,715	0.67%

Total Common Stocks
(Cost $563,508,501)		836,369,052	97.69%

SHORT-TERM INVESTMENTS – 2.03%

Money Market Funds – 2.03%
First American Government Obligations Fund,
Institutional Class, 0.03% (b)	17,417,486	17,417,486	2.03%

Total Short-Term Investments
(Cost $17,417,486)		17,417,486	2.03%

Total Investments
(Cost $580,925,987) – 99.72%		853,786,538	99.72%
Other Assets in Excess of Liabilities – 0.28%		2,399,485	0.28%

TOTAL NET ASSETS – 100.00%		$856,186,023	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2021.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$79,912,668	$—	$—	$79,912,668
Consumer Discretionary	214,403,120	—	—	214,403,120
Consumer Staples	95,880,628	—	—	95,880,628
Financials	15,903,536	—	—	15,903,536
Health Care	111,182,440	—	—	111,182,440
Industrials	240,742,105	—	—	240,742,105
Information Technology	72,571,840	—	—	72,571,840
Real Estate	5,772,715	—	—	5,772,715
Total Common Stocks	$836,369,052	$—	$—	$836,369,052
Short-Term Investments
Money Market Funds	$17,417,486	$—	$—	$17,417,486
Total Short-Term Investments	$17,417,486	$—	$—	$17,417,486
Total Investments	$853,786,538	$—	$—	$853,786,538

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $580,925,987)	$853,786,538
Dividends and interest receivable	3,008,048
Receivable for fund shares sold	1,523,522
Prepaid expenses and other assets	63,463
Total assets	858,381,571

LIABILITIES:
Payable for fund shares redeemed	1,159,369
Payable to advisor	579,643
Payable to administrator	161,171
Payable to auditor	10,654
Accrued distribution fees	24,031
Accrued service fees	13,634
Accrued trustees fees	1,756
Accrued expenses and other payables	245,290
Total liabilities	2,195,548
NET ASSETS	$856,186,023

NET ASSETS CONSISTS OF:
Capital stock	$605,952,830
Total distributable earnings	250,233,193
Total net assets	$856,186,023

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$157,846,829
Shares issued and outstanding	3,506,519
Net asset value, offering price, and redemption price per share	$45.02

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$698,339,194
Shares issued and outstanding	14,992,037
Net asset value, offering price, and redemption price per share	$46.58

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$4,477,160
Interest income	4,077
Total investment income	4,481,237

EXPENSES:
Investment advisory fees (See Note 5)	3,477,032
Sub-transfer agent expenses – Investor Class (See Note 5)	188,598
Sub-transfer agent expenses – Institutional Class (See Note 5)	327,000
Administration, accounting, custody, and transfer agent fees (See Note 5)	484,933
Distribution fees – Investor Class (See Note 5)	127,271
Service fees – Investor Class (See Note 5)	84,848
Federal and state registration fees	33,645
Reports to shareholders	18,869
Compliance expense (See Note 5)	13,844
Trustees’ fees and expenses	11,476
Audit fees	10,654
Legal fees	4,623
Other expenses	34,571
Total expenses	4,817,364
NET INVESTMENT LOSS	$(336,127)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$4,465,518
Net change in unrealized appreciation/depreciation on investments	32,552,134
Net gain on investments	37,017,652
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,681,525

(1)	Net of foreign taxes withheld of $497,458.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment loss	$(336,127)	$(48,348)
Net realized gain (loss) on investments	4,465,518	(26,459,008)
Net change in unrealized
appreciation/depreciation on investments	32,552,134	106,104,850
Net increase in net assets resulting from operations	36,681,525	79,597,494

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	—	(117,483)
Distributable earnings – Institutional Class	(48,044)	(3,035,473)
Total distributions	(48,044)	(3,152,956)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	48,599,344	83,467,464
Proceeds from shares subscribed – Institutional Class	144,048,605	203,244,073
Dividends reinvested – Investor Class	—	113,374
Dividends reinvested – Institutional Class	47,024	2,957,410
Cost of shares redeemed – Investor Class	(40,111,311)	(37,788,252)
Cost of shares redeemed – Institutional Class	(83,440,901)	(276,664,005)
Net increase (decrease) in net assets derived
from capital share transactions	69,142,761	(24,669,936)
TOTAL INCREASE IN NET ASSETS	105,776,242	51,774,602

NET ASSETS:
Beginning of period	750,409,781	698,635,179
End of period	$856,186,023	$750,409,781

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,032,196	2,016,527
Shares sold – Institutional Class	2,943,888	5,338,605
Shares issued to holders as reinvestment
of dividends – Investor Class	—	2,962
Shares issued to holders as reinvestment
of dividends – Institutional Class	944	75,037
Shares redeemed – Investor Class	(851,504)	(1,040,377)
Shares redeemed – Institutional Class	(1,712,668)	(7,587,792)
Net increase (decrease) in shares outstanding	1,412,856	(1,195,038)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$42.79

Income from investment operations:
Net investment income (loss)	(0.09	)(1)
Net realized and unrealized gains on investments	2.32
Total from investment operations	2.23

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$45.02

TOTAL RETURN	5.21	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$157.85
Ratio of expenses to average net assets	1.41	%(4)
Ratio of net investment income (loss) to average net assets	(0.39	)%(4)
Portfolio turnover rate(5)	2	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020		2019	2018		2017	2016

$37.17		$33.63	$32.75		$27.81	$24.07

(0.14	)(1)	0.05 (1)	(0.00	)(2)	(0.03)	(0.11)
5.81		3.50	0.89		4.97	3.85
5.67		3.55	0.89		4.94	3.74

(0.02)		(0.01)	(0.01)		—	—
(0.03)		—	—		—	—
(0.05)		(0.01)	(0.01)		—	—
$42.79		$37.17	$33.63		$32.75	$27.81

15.27%		10.60%	2.70%		17.76%	15.54%

$142.30		$87.22	$103.33		$84.44	$61.85
1.43%		1.43%	1.43%		1.46%	1.50%
(0.37)%		0.14%	(0.02)%		(0.15)%	(0.38)%
23%		9%	1%		0%	5%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$44.19

Income from investment operations:
Net investment income (loss)	(0.00	)(1)(2)
Net realized and unrealized gains on investments	2.39
Total from investment operations	2.39

Less distributions:
Dividends from net investment income	0.00	(2)
Dividends from net realized gains	—
Total distributions	0.00	(2)
Net asset value, end of period	$46.58

TOTAL RETURN	5.42	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$698.34
Ratio of expenses to average net assets	1.03	%(4)
Ratio of net investment income (loss) to average net assets	(0.00	)%(2)(4)
Portfolio turnover rate(5)	2	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$38.37	$34.67	$33.64	$28.45	$24.55

0.02 (1)	0.21 (1)	0.15	0.03	(0.01)
5.99	3.60	0.91	5.16	3.91
6.01	3.81	1.06	5.19	3.90

(0.16)	(0.11)	(0.03)	—	—
(0.03)	—	—	—	—
(0.19)	(0.11)	(0.03)	—	—
$44.19	$38.37	$34.67	$33.64	$28.45

15.72%	11.02%	3.14%	18.24%	15.89%

$608.11	$611.41	$399.76	$177.42	$67.78
1.04%	1.03%	1.01%	1.05%	1.17%
0.04%	0.59%	0.49%	0.30%	(0.03)%
23%	9%	1%	0%	5%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund but employs a relatively concentrated investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax

WWW.HENNESSYFUNDS.COM
16

NOTES TO THE FINANCIAL STATEMENTS

positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund

HENNESSY FUNDS	1-800-966-4354
17

may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and

HENNESSY FUNDS	1-800-966-4354
19

markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $81,290,940 and $15,776,004, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2021, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.37% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement,

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”),

HENNESSY FUNDS	1-800-966-4354
21

makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$513,053,167
Gross tax unrealized appreciation	$251,274,283
Gross tax unrealized depreciation	(11,393,482)
Net tax unrealized appreciation/(depreciation)	$239,880,801
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(26,281,089)
Total accumulated gain/(loss)	$213,599,712

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had $22,090,536 in unlimited long-term and $3,684,715 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2020, the Fund deferred, on a tax basis, a late-year ordinary loss of $505,838. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2021 (year to date) and fiscal year 2020, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020
Ordinary income(1)	$48,044	$2,630,335
Long-term capital gains	—	522,621
Total distributions	$48,044	$3,152,956

(1)  Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354
23

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” headings are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
24

EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,052.10	$7.17
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.05

Institutional Class
Actual	$1,000.00	$1,054.20	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.16

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.41% for Investor Class shares or 1.03% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
25

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2)on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2020, the Fund earned no foreign-source income and paid no foreign taxes.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

WWW.HENNESSYFUNDS.COM
26

PROXY VOTING — ELECTRONIC DELIVERY

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

HENNESSY FUNDS	1-800-966-4354
27

Board Approval of Investment Advisory
Agreements

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and SPARX Asset Management Co., Ltd. (the “Sub-Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	Summaries of the advisory and sub-advisory agreements;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor and the Sub-Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Adviser regarding economies of scale;

(9)	A completed questionnaire from the Sub-Advisor;

(10)
A summary of the Sub-Advisor’s responses to the questionnaire, as well as relevant information from the Sub-Advisor’s Form ADVs Parts 1 and 2 and the certifications submitted the Sub-Advisor each quarter;

(11)	Financial information of the Sub-Advisor’s parent company; and

(12)	The Sub-Advisor’s Code of Ethics.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may

WWW.HENNESSYFUNDS.COM
28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisor and the Fund’s other service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

HENNESSY FUNDS	1-800-966-4354
29

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by the Sub-Advisor. Based on this review and an assessment of the Sub-Advisor’s performance, the Trustees concluded that the Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Sub-Advisor and that the nature and extent of the services provided by the Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

WWW.HENNESSYFUNDS.COM
30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
The Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of services identified above and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees and sub-advisory fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

HENNESSY FUNDS	1-800-966-4354
31

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

WWW.HENNESSYFUNDS.COM
32

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY JAPAN SMALL CAP FUND

Investor Class  HJPSX
Institutional Class  HJSIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	26
Proxy Voting Policy and Proxy Voting Records	28
Availability of Quarterly Portfolio Schedule	28
Federal Tax Distribution Information	28
Important Notice Regarding Delivery of Shareholder Documents	28
Electronic Delivery	29
Board Approval of Investment Advisory Agreements	30

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

The Japanese stock market gained 16.59% as measured by the Tokyo Stock Price Index (TOPIX) over the six months ended April 30, 2021 (in U.S. dollar terms).

While Japan continued to experience COVID-19 infections during the period, the Japanese stock market marched higher through mid-February, reaching a 30-year high. Among the factors contributing to this rally were proactive countermeasures against COVID-19, including continued monetary easing globally, rising expectations for the development and distribution of vaccines, and hopes for a quick economic recovery. Japan’s vaccine rollout, however, has been slower than that of other countries. This is primarily due to regulations requiring a domestic Japanese clinical trial regardless of foreign regulatory approvals. Nevertheless, the number of cases in Japan remains relatively low when compared to the United States. For example, as of mid-April, there were more than 10 times as many cases in the United States as in Japan, even though the population of the United States is only three times larger.

While the broader market remained strong, rising interest rates and inflation concerns continued to weigh on investors. We believe that the recent rise of interest rates is part of a natural course of a short-term correction in financial markets. Last year’s pandemic prompted central banks around the world to go all out in easing the monetary system, driving down further what had already been historically low rates. If the pandemic turns out to be nearing its end, then we believe this extra dip in rates should at least normalize to pre-pandemic levels relatively soon. With the ongoing rollout of vaccinations and declines in new infection cases, we could be at that very stage. The good news is that the normalization of interest rates validates the recovery in economic activity.

If history is any guide, the next worry will be inflation, which effectively “swindles the equity investor,” as Warren Buffett famously said in his 1977 Fortune column. This notion, however, is somewhat premature in our view. It is worth noting that in the run-up prior to the pandemic, the world economy didn’t have any structural excesses like production capacity overbuild or debt-fueled overconsumption, which are typically a recipe for a deep recession. With the household savings rate climbing high, consumers are eager to spend. As such, it is reasonable to assume that once the pandemic is brought under control, demand for goods and services will likely outstrip supply in the short term, which may result in a temporary pickup in inflation.

Whether inflation will persist is a big question mark, however. Particularly in Japan, even though well over a decade of ultra-loose monetary policy has created abundant liquidity in the financial system, it has not made its way to the real economy. For example, since the end of 2009, Japan’s monetary base has increased sixfold, but the money supply has not grown nearly as much while CPI has struggled to stay in positive territory. Aging demographics and a declining population are perennial problems from which Japan does not seem able to escape. Furthermore, the advancement of technology, such as e-commerce and the digital economy, has been effective at taming upward pressure on prices of goods and services globally. Putting all these things together, our view is that a continuous rise in interest rates beyond the correction territory is unlikely.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

As such, it is hard to image inflation taking hold in our domestic economy at this point in time. The Bank of Japan will likely continue with the current monetary policy framework, keeping rates around zero through so-called yield curve control along with other easing measures. We remain optimistic about the long-term prospects for Japan and its stock market.

Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. The index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Japan Small Cap Fund –
Investor Class (HJPSX)	12.79%	34.40%	13.59%	12.86%
Hennessy Japan Small Cap Fund –
Institutional Class (HJSIX)(2)	12.99%	34.90%	14.01%	13.09%
Russell/Nomura
Small CapTM Index	11.29%	25.84%	8.38%	8.59%
Tokyo Price Index (TOPIX)	16.59%	29.94%	9.57%	7.56%

Expense ratios: 1.55% (Investor Class); 1.13% (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Small Cap™ Index contains the bottom 15% of the Russell/Nomura Total Market™ Index based on market capitalization. The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY JAPAN SMALL CAP FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Iwatani Corp.	2.41%
Fugi Corp.	2.24%
Digital Garage, Inc.	2.06%
Hanwa Co., Ltd.	2.06%
Tocalo Co., Ltd.	2.06%
Kito Corp.	2.00%
MIRAIT Holdings Corp.	2.00%
Mitsubishi Logisnext Co., Ltd.	1.99%
Ship Healthcare Holdings, Inc.	1.97%
Musashi Seimitsu Industry Co., Ltd.	1.95%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 90.01%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 1.05%
Septeni Holdings Co., Ltd.	226,300	$1,041,531	1.05%

Consumer Discretionary – 11.44%
Benesse Holdings, Inc.	50,000	1,103,944	1.11%
Matsuoka Corp.	59,200	986,937	0.99%
Musashi Seimitsu Industry Co., Ltd.	111,000	1,938,869	1.95%
NGK Spark Plug Co., Ltd.	98,500	1,643,920	1.66%
Nojima Corp.	32,400	808,147	0.81%
Pacific Industrial Co., Ltd.	126,300	1,355,567	1.37%
Saizeriya Co., Ltd.	76,700	1,681,519	1.69%
Seiren Co., Ltd.	106,400	1,841,969	1.86%
		11,360,872	11.44%

Consumer Staples – 4.40%
Cosmos Pharmaceutical Corp.	7,200	1,033,654	1.04%
Nippn Corp.	68,700	980,620	0.99%
Nishimoto Co., Ltd.	61,700	1,441,868	1.45%
Yoshimura Food Holdings KK (a)	118,900	909,511	0.92%
		4,365,653	4.40%

Energy – 2.41%
Iwatani Corp.	38,100	2,388,005	2.41%

Financials – 4.63%
AEON Financial Service Co., Ltd.	137,600	1,561,204	1.57%
Aruhi Corp.	50,000	805,197	0.81%
Lifenet Insurance Co. (a)	82,200	983,783	0.99%
Musashino Bank Ltd.	83,700	1,244,510	1.26%
		4,594,694	4.63%

Health Care – 2.77%
CYBERDYNE, Inc. (a)	138,100	791,020	0.80%
Ship Healthcare Holdings, Inc.	74,600	1,954,931	1.97%
		2,745,951	2.77%

Industrials – 36.11%
Bell System24 Holdings, Inc.	102,400	1,545,042	1.56%
Benefit One, Inc.	63,200	1,586,217	1.60%
Creek & River Co., Ltd.	103,300	1,471,664	1.48%
Daihen Corp.	40,900	1,788,837	1.80%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Fugi Corp.	83,600	$2,226,733	2.24%
Hanwa Co., Ltd.	68,700	2,039,816	2.06%
Hito Communications Holdings, Inc.	100,400	1,899,782	1.91%
Kawada Technologies, Inc.	33,900	1,361,707	1.37%
Kito Corp.	121,700	1,986,575	2.00%
METAWATER Co., Ltd.	75,900	1,475,775	1.49%
MIRAIT Holdings Corp.	122,700	1,982,690	2.00%
Mitsubishi Logisnext Co., Ltd.	165,800	1,970,667	1.99%
Nichiha Corp.	35,800	1,038,393	1.05%
Nihon Flush Co., Ltd.	110,600	1,261,947	1.27%
Nippon Koei Co., Ltd.	69,700	1,880,095	1.89%
Sato Holdings Corp.	74,300	1,820,619	1.83%
SBS Holdings, Inc.	78,400	1,925,388	1.94%
Senko Group Holdings Co., Ltd.	191,200	1,758,221	1.77%
Takeei Corp.	157,000	1,782,752	1.80%
Tanseisha Co., Ltd.	130,400	989,126	1.00%
Tocalo Co., Ltd.	150,700	2,047,667	2.06%
		35,839,713	36.11%

Information Technology – 17.01%
Digital Garage, Inc.	49,600	2,044,542	2.06%
Elecom Co., Ltd.	66,400	1,397,383	1.41%
Macnica Fuji Electronics Holdings, Inc.	77,200	1,558,975	1.57%
Mimaki Engineering Co., Ltd.	232,500	1,370,025	1.38%
Nihon Unisys Ltd.	42,700	1,353,788	1.36%
Nippon Signal Company, Ltd.	130,600	1,107,752	1.11%
Poletowin Pitcrew Holdings, Inc.	105,400	1,089,779	1.10%
Rorze Corp.	14,600	1,323,872	1.33%
SIIX Corp.	73,500	981,211	0.99%
Towa Corp.	74,400	1,468,394	1.48%
Transcosmos, Inc.	57,300	1,635,795	1.65%
Yamaichi Electronics Co., Ltd.	105,000	1,558,331	1.57%
		16,889,847	17.01%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 6.08%
Asia Pile Holdings Corp.	370,700	$1,726,474	1.74%
Rengo Co., Ltd.	154,100	1,278,879	1.29%
Sanyo Chemical Industries Ltd.	34,800	1,652,594	1.66%
Tokyo Ohka Kogyo Co., Ltd.	20,700	1,375,075	1.39%
		6,033,022	6.08%

Real Estate – 2.17%
Star Mica Holdings Co., Ltd.	115,400	1,162,553	1.17%
Tosei Corp.	100,300	992,079	1.00%
		2,154,632	2.17%

Utilities – 1.94%
EF-ON, Inc.	204,900	1,931,073	1.94%

Total Common Stocks
(Cost $73,726,758)		89,344,993	90.01%

SHORT-TERM INVESTMENTS – 10.17%

Money Market Funds – 10.17%
Fidelity Government Portfolio, Institutional Class, 0.01% (b)	179,867	179,867	0.17%
First American Government Obligations Fund,
Institutional Class, 0.03% (b)	4,960,000	4,960,000	5.00%
First American Treasury Obligations Fund,
Institutional Class, 0.03% (b)	4,960,000	4,960,000	5.00%

Total Short-Term Investments
(Cost $10,099,867)		10,099,867	10.17%

Total Investments
(Cost $83,826,625) – 100.18%		99,444,860	100.18%
Liabilities in Excess of Other Assets – (0.18)%		(182,310)	(0.18)%

TOTAL NET ASSETS – 100.00%		$99,262,550	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2021.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$1,041,531	$—	$—	$1,041,531
Consumer Discretionary	11,360,872	—	—	11,360,872
Consumer Staples	4,365,653	—	—	4,365,653
Energy	2,388,005	—	—	2,388,005
Financials	4,594,694	—	—	4,594,694
Health Care	2,745,951	—	—	2,745,951
Industrials	35,839,713	—	—	35,839,713
Information Technology	16,889,847	—	—	16,889,847
Materials	6,033,022	—	—	6,033,022
Real Estate	2,154,632	—	—	2,154,632
Utilities	1,931,073	—	—	1,931,073
Total Common Stocks	$89,344,993	$—	$—	$89,344,993
Short-Term Investments
Money Market Funds	$10,099,867	$—	$—	$10,099,867
Total Short-Term Investments	$10,099,867	$—	$—	$10,099,867
Total Investments	$99,444,860	$—	$—	$99,444,860

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $83,826,625)	$99,444,860
Dividends and interest receivable	734,233
Receivable for fund shares sold	136,078
Prepaid expenses and other assets	14,049
Total assets	100,329,220

LIABILITIES:
Payable for securities purchased	449,605
Payable for fund shares redeemed	467,312
Payable to advisor	66,075
Payable to sub-transfer agents	29,175
Payable to administrator	19,572
Payable to auditor	11,227
Accrued distribution fees	8,870
Accrued service fees	4,222
Accrued trustees fees	4,868
Accrued expenses and other payables	5,744
Total liabilities	1,066,670
NET ASSETS	$99,262,550

NET ASSETS CONSISTS OF:
Capital stock	$83,235,469
Total distributable earnings	16,027,081
Total net assets	$99,262,550

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$49,890,705
Shares issued and outstanding	2,819,068
Net asset value, offering price, and redemption price per share	$17.70

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$49,371,845
Shares issued and outstanding	2,822,471
Net asset value, offering price, and redemption price per share	$17.49

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$877,973
Interest income	861
Total investment income	878,834

EXPENSES:
Investment advisory fees (See Note 5)	371,833
Sub-transfer agent expenses – Investor Class (See Note 5)	56,525
Sub-transfer agent expenses – Institutional Class (See Note 5)	17,882
Administration, accounting, custody, and transfer agent fees (See Note 5)	57,069
Distribution fees – Investor Class (See Note 5)	38,351
Service fees – Investor Class (See Note 5)	25,568
Federal and state registration fees	15,078
Compliance expense (See Note 5)	13,844
Audit fees	11,227
Trustees’ fees and expenses	9,412
Reports to shareholders	7,270
Legal fees	636
Other expenses	6,878
Total expenses	631,573
NET INVESTMENT INCOME	$247,261

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$1,113,205
Net change in unrealized appreciation/depreciation on investments	8,843,050
Net gain on investments	9,956,255
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,203,516

(1)	Net of foreign taxes withheld of $97,552.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

(This Page Intentionally Left Blank.)

WWW.HENNESSYFUNDS.COM
12

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment income	$247,261	$250,103
Net realized gain on investments	1,113,205	4,449,101
Net change in unrealized
appreciation/depreciation on investments	8,843,050	(6,227,200)
Net increase (decrease) in net
assets resulting from operations	10,203,516	(1,527,996)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(121,857)	(876,351)
Distributable earnings – Institutional Class	(260,753)	(1,083,137)
Total distributions	(382,610)	(1,959,488)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	6,065,336	10,928,761
Proceeds from shares subscribed – Institutional Class	19,347,078	17,157,226
Dividends reinvested – Investor Class	116,988	843,742
Dividends reinvested – Institutional Class	246,865	990,566
Cost of shares redeemed – Investor Class	(8,544,329)	(30,850,983)
Cost of shares redeemed – Institutional Class	(8,788,312)	(44,670,336)
Net increase (decrease) in net assets derived
from capital share transactions	8,443,626	(45,601,024)
TOTAL INCREASE (DECREASE) IN NET ASSETS	18,264,532	(49,088,508)

NET ASSETS:
Beginning of period	80,998,018	130,086,526
End of period	$99,262,550	$80,998,018

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	342,806	740,416
Shares sold – Institutional Class	1,087,463	1,237,542
Shares issued to holders as reinvestment
of dividends – Investor Class	6,496	52,999
Shares issued to holders as reinvestment
of dividends – Institutional Class	13,884	63,013
Shares redeemed – Investor Class	(481,525)	(2,138,457)
Shares redeemed – Institutional Class	(498,819)	(3,253,564)
Net increase (decrease) in shares outstanding	470,305	(3,298,051)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$15.73

Income from investment operations:
Net investment income	0.03	(1)
Net realized and unrealized gains on investments	1.98
Total from investment operations	2.01

Less distributions:
Dividends from net investment income	(0.04)
Dividends from net realized gains	—
Total distributions	(0.04)
Net asset value, end of period	$17.70

TOTAL RETURN	12.79	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$49.89
Ratio of expenses to average net assets	1.53	%(3)
Ratio of net investment income to average net assets	0.32	%(3)
Portfolio turnover rate(4)	15	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$15.43	$14.99	$14.92	$11.29	$10.29

0.01 (1)	0.03 (1)	0.05	0.08	0.03
0.50	0.88	0.35	3.77	1.31
0.51	0.91	0.40	3.85	1.34

(0.21)	—	(0.05)	(0.12)	—
—	(0.47)	(0.28)	(0.10)	(0.34)
(0.21)	(0.47)	(0.33)	(0.22)	(0.34)
$15.73	$15.43	$14.99	$14.92	$11.29

3.27%	6.30%	2.64%	34.82%	13.44%

$46.41	$66.30	$100.93	$69.86	$26.23
1.55%	1.52%	1.46%	1.60%	1.91%
0.09%	0.23%	0.21%	0.26%	0.25%
17%	21%	35%	41%	22%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$15.58

Income from investment operations:
Net investment income	0.07	(1)
Net realized and unrealized gains on investments	1.96
Total from investment operations	2.03

Less distributions:
Dividends from net investment income	(0.12)
Dividends from net realized gains	—
Total distributions	(0.12)
Net asset value, end of period	$17.49

TOTAL RETURN	12.99	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$49.37
Ratio of expenses to average net assets	1.15	%(3)
Ratio of net investment income to average net assets	0.80	%(3)
Portfolio turnover rate(4)	15	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$15.28	$14.83	$14.72	$11.33	$10.30

0.07 (1)	0.09 (1)	0.11	0.05	0.06
0.50	0.86	0.36	3.78	1.31
0.57	0.95	0.47	3.83	1.37

(0.27)	(0.04)	(0.08)	(0.10)	—
—	(0.46)	(0.28)	(0.34)	(0.34)
(0.27)	(0.50)	(0.36)	(0.44)	(0.34)
$15.58	$15.28	$14.83	$14.72	$11.33

3.69%	6.73%	3.12%	35.17%	13.73%

$34.58	$63.78	$98.42	$28.71	$3.42
1.13%	1.12%	1.04%	1.19%	1.63%
0.45%	0.61%	0.77%	0.80%	0.63%
17%	21%	35%	41%	22%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
17

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other

HENNESSY FUNDS	1-800-966-4354
19

times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.

HENNESSY FUNDS	1-800-966-4354
21

Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $12,707,450 and $12,577,018, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2021, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.35% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

HENNESSY FUNDS	1-800-966-4354
23

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$74,114,181
Gross tax unrealized appreciation	$17,412,208
Gross tax unrealized depreciation	(10,717,076)
Net tax unrealized appreciation/(depreciation)	$6,695,132
Undistributed ordinary income	$382,610
Undistributed long-term capital gains	—
Total distributable earnings	$382,610
Other accumulated gain/(loss)	$(871,567)
Total accumulated gain/(loss)	$6,206,175

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and investments in passive foreign investment companies.

As of October 31, 2020, the Fund had $871,567 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

WWW.HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2021 (year to date) and fiscal year 2020, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020
Ordinary income(1)	$382,610	$1,959,488
Long-term capital gains	—	—
Total distributions	$382,610	$1,959,488

(1)  Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354
25

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” headings are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
26

EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,127.90	$8.07
Hypothetical (5% return before expenses)	$1,000.00	$1,017.21	$7.65

Institutional Class
Actual	$1,000.00	$1,129.90	$6.07
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.53% for Investor Class shares or 1.15% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
27

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2)on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2020, the Fund earned foreign-source income and paid foreign taxes as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Japan	$1,727,862	$172,786

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

WWW.HENNESSYFUNDS.COM
28

PROXY VOTING — ELECTRONIC DELIVERY

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

HENNESSY FUNDS	1-800-966-4354
29

Board Approval of Investment Advisory
Agreements

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and SPARX Asset Management Co., Ltd. (the “Sub-Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	Summaries of the advisory and sub-advisory agreements;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor and the Sub-Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Adviser regarding economies of scale;

(9)	A completed questionnaire from the Sub-Advisor;

(10)
A summary of the Sub-Advisor’s responses to the questionnaire, as well as relevant information from the Sub-Advisor’s Form ADVs Parts 1 and 2 and the certifications submitted the Sub-Advisor each quarter;

(11)	Financial information of the Sub-Advisor’s parent company; and

(12)	The Sub-Advisor’s Code of Ethics.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may

WWW.HENNESSYFUNDS.COM
30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisor and the Fund’s other service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

HENNESSY FUNDS	1-800-966-4354
31

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by the Sub-Advisor. Based on this review and an assessment of the Sub-Advisor’s performance, the Trustees concluded that the Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Sub-Advisor and that the nature and extent of the services provided by the Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

WWW.HENNESSYFUNDS.COM
32

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
The Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of services identified above and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees and sub-advisory fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

HENNESSY FUNDS	1-800-966-4354
33

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

WWW.HENNESSYFUNDS.COM
34

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY LARGE CAP FINANCIAL FUND

Investor Class  HLFNX
Institutional Class  HILFX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

I can hardly believe that we have been navigating through one of the worst pandemics in modern history for more than a year. From the start, our thoughts have been with those affected by COVID-19 and with our frontline healthcare and essential workers. We are encouraged by the rapid rollout of vaccines and the continued reopening of the economy, and we hope this signals a turning point.

This is the first time in over 20 years in this business that I have witnessed volatility as extreme as the volatility that has rocked the financial markets and the economy over the past year. Both the pace of change and the magnitude of change have been staggering. As I reflect on this, I am reminded of a scientific concept called “punctuated equilibrium.” Biologist Stephen Jay Gould revolutionized evolutionary thinking with this theory, which challenged the prevailing belief that biological change happens slowly, consistently, and methodically over time. His theory instead proposed that change happens abruptly and dramatically and that new species pop up and others vanish rapidly, sometimes caused by catastrophic events. In between these explosive periods are much longer intervals of relative stability.

The dramatic market downdraft brought on by the pandemic, followed by the equally dramatic recovery, have been jarring. We witnessed an explosion of IPOs, a plethora of bankruptcies, and a dramatic change in market leadership. Yet unlike in the biological world, we are able to respond to stock market crises and try to dampen their negative impact. There have been numerous and unprecedented fiscal and monetary responses from the Federal Reserve and the U.S. government, and in many ways these measures may have spurred the economic recovery.

For the first six months of our fiscal year through April 30, 2021, the market appeared to be on a relentless march higher, with the S&P 500® Index rising 28.85% on a total return basis, setting new all-time highs 35 times in 124 trading days and closing at its then-highest level ever on April 29, 2021. We saw a dramatic shift back toward value investing, and many of the sectors and individual stocks that had underperformed for most of last year soared. Value outperformed growth, small-caps beat mid-caps, and mid-caps beat large-caps. The Energy and Financials sectors skyrocketed, as evidenced by the S&P 500® Energy Index’s total return of 75.94% and the Russell 1000® Index Financials’ total return of 52.00% during the six-month period. As we begin to move beyond the chaos caused by the pandemic, solid market fundamentals are reappearing, which we believe underscores the health and strength of our economy.

We are pleased with the performance of our mutual funds during the first half of our fiscal year. On an absolute basis, each of our 16 Funds achieved positive performance, and 11 of our 16 funds outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index, and three of our sector Funds posted total returns of over 50%, due primarily to their focus on the Energy and Financials sectors. We believe this was a favorable period for both our style of high-conviction investing as well as the areas and sectors of the market in which our Funds focus. While performance may wax and wane over a complete market cycle, we remain committed to managing our portfolios for long-term performance, ever mindful of downside risk.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Circling back to Gould’s theory of punctuated equilibrium, we are left with the question, “Where do we go from here?” Are we entering a more stable period in the economy and the market, similar to the periods of relative stasis in the geological record? We are optimistic that this may in fact be the case and that the markets will return to a less volatile part of the cycle. But, with history as our guide, we know that even the greatest bull markets have experienced corrections along the way. While certain individual stock or sector valuations might look stretched, we believe the market as a whole has more room to run. Strong GDP growth and increasing earnings expectations for this year, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and a measured reopening of certain parts of the economy all support the market moving higher from here.

We remain committed to our shareholders as we thoughtfully navigate these unprecedented times. We know that you have a multitude of investment options to choose from, and we are grateful for the trust you put in us and your continued interest and investment in our family of Funds. Should you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Large Cap Financial Fund –
Investor Class (HLFNX)	46.84%	60.58%	17.86%	12.23%
Hennessy Large Cap Financial Fund –
Institutional Class (HILFX)(2)	47.15%	61.15%	18.28%	12.48%
Russell 1000® Index Financials	52.00%	65.94%	18.36%	14.27%
Russell 1000® Index	30.03%	49.48%	17.76%	14.23%

Expense ratios: 1.75% (Investor Class); 1.45% (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Large Cap Financial Fund.

The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financials sector of the large-capitalization U.S. equity market. The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY LARGE CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Wells Fargo & Co.	5.92%
Bank of America Corp.	5.71%
Capital One Financial Corp.	5.66%
Mastercard, Inc., Class A	5.32%
Visa, Inc., Class A	5.32%
PayPal Holdings, Inc.	4.98%
The Goldman Sachs Group, Inc.	4.96%
Citigroup, Inc.	4.79%
Tradeweb Markets, Inc.	4.76%
Morgan Stanley	4.70%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 96.10%	Number		% of
	of Shares	Value	Net Assets
Financials – 61.52%
Ally Financial, Inc.	30,000	$1,543,500	2.44%
Bank of America Corp.	89,000	3,607,170	5.71%
Capital One Financial Corp.	24,000	3,577,920	5.66%
Citigroup, Inc.	42,500	3,027,700	4.79%
Huntington Bancshares, Inc.	175,000	2,681,000	4.24%
JPMorgan Chase & Co.	18,000	2,768,580	4.38%
Moody’s Corp.	8,000	2,613,680	4.14%
Morgan Stanley	36,000	2,971,800	4.70%
SelectQuote, Inc. (a)	35,000	1,089,550	1.72%
Signature Bank	7,000	1,760,570	2.79%
The Blackstone Group, Inc.	30,000	2,654,700	4.20%
The Charles Schwab Corp.	10,000	704,000	1.11%
The Goldman Sachs Group, Inc.	9,000	3,136,050	4.96%
Tradeweb Markets, Inc.	37,000	3,007,360	4.76%
Wells Fargo & Co.	83,000	3,739,150	5.92%
		38,882,730	61.52%

Information Technology – 34.58%
Adyen NV – ADR (a)(b)	60,000	2,958,000	4.68%
Apple, Inc.	22,000	2,892,120	4.58%
Global Payments, Inc.	13,000	2,790,190	4.41%
Mastercard, Inc., Class A	8,800	3,362,128	5.32%
PayPal Holdings, Inc. (a)	12,000	3,147,480	4.98%
Paysafe Ltd. (a)(b)	65,000	897,000	1.42%
Square, Inc., Class A (a)	10,000	2,448,200	3.87%
Visa, Inc., Class A	14,400	3,363,264	5.32%
		21,858,382	34.58%

Total Common Stocks
(Cost $35,193,022)		60,741,112	96.10%

SPECIAL PURPOSE ACQUISITION VEHICLES – 1.59%
Social Capital Hedosophia Holdings Corp. V (a)(b)	59,000	1,003,000	1.59%

Total Special Purpose Acquisition Vehicles
(Cost $1,157,431)		1,003,000	1.59%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.83%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.83%
First American Government Obligations Fund,
Institutional Class, 0.03% (c)	1,158,583	$1,158,583	1.83%

Total Short-Term Investments
(Cost $1,158,583)		1,158,583	1.83%

Total Investments
(Cost $37,509,036) – 99.52%		62,902,695	99.52%
Other Assets in Excess of Liabilities – 0.48%		303,064	0.48%

TOTAL NET ASSETS – 100.00%		$63,205,759	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
NV – Naamloze Vennootschap is a Dutch term for publicly traded companies.
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2021.

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$38,882,730	$—	$—	$38,882,730
Information Technology	21,858,382	—	—	21,858,382
Total Common Stocks	$60,741,112	$—	$—	$60,741,112
Special Purpose Acquisition Vehicles	$1,003,000	$—	$—	$1,003,000
Short-Term Investments
Money Market Funds	$1,158,583	$—	$—	$1,158,583
Total Short-Term Investments	$1,158,583	$—	$—	$1,158,583
Total Investments	$62,902,695	$—	$—	$62,902,695

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $37,509,036)	$62,902,695
Dividends and interest receivable	60,107
Receivable for fund shares sold	332,417
Return of capital receivable	12,300
Prepaid expenses and other assets	23,299
Total assets	63,330,818

LIABILITIES:
Payable for fund shares redeemed	22,135
Payable to advisor	44,871
Payable to sub-transfer agents	18,392
Payable to administrator	12,705
Payable to auditor	11,227
Accrued distribution fees	6,094
Accrued service fees	3,007
Accrued trustees fees	4,987
Accrued expenses and other payables	1,641
Total liabilities	125,059
NET ASSETS	$63,205,759

NET ASSETS CONSISTS OF:
Capital stock	$36,678,534
Total distributable earnings	26,527,225
Total net assets	$63,205,759

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$37,453,078
Shares issued and outstanding	1,142,337
Net asset value, offering price, and redemption price per share	$32.79

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$25,752,681
Shares issued and outstanding	779,970
Net asset value, offering price, and redemption price per share	$33.02

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividend income	$331,212
Interest income	187
Total investment income	331,399

EXPENSES:
Investment advisory fees (See Note 5)	266,659
Administration, accounting, custody, and transfer agent fees (See Note 5)	38,620
Sub-transfer agent expenses – Investor Class (See Note 5)	30,122
Sub-transfer agent expenses – Institutional Class (See Note 5)	4,003
Distribution fees – Investor Class (See Note 5)	23,332
Federal and state registration fees	17,992
Service fees – Investor Class (See Note 5)	15,554
Compliance expense (See Note 5)	13,844
Audit fees	11,227
Trustees’ fees and expenses	9,319
Reports to shareholders	4,168
Interest expense (See Note 7)	2,866
Legal fees	362
Other expenses	4,970
Total expenses	443,038
NET INVESTMENT LOSS	$(111,639)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$3,337,362
Net change in unrealized appreciation/deprecation on investments	17,664,092
Net gain on investments	21,001,454
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,889,815

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

(This Page Intentionally Left Blank.)

WWW.HENNESSYFUNDS.COM
10

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment loss	$(111,639)	$(32,857)
Net realized gain on investments	3,337,362	885,211
Net change in unrealized
appreciation/depreciation on investments	17,664,092	(1,457,375)
Net increase (decrease) in net
assets resulting from operations	20,889,815	(605,021)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	8,004,691	5,673,827
Proceeds from shares subscribed – Institutional Class	11,551,769	11,305,560
Cost of shares redeemed – Investor Class	(4,086,801)	(6,851,490)
Cost of shares redeemed – Institutional Class	(16,813,423)	(11,461,893)
Net decrease in net assets derived
from capital share transactions	(1,343,764)	(1,333,996)
TOTAL INCREASE (DECREASE) IN NET ASSETS	19,546,051	(1,939,017)

NET ASSETS:
Beginning of period	43,659,708	45,598,725
End of period	$63,205,759	$43,659,708

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	274,818	276,712
Shares sold – Institutional Class	398,126	544,138
Shares redeemed – Investor Class	(140,660)	(312,507)
Shares redeemed – Institutional Class	(560,610)	(570,423)
Net decrease in shares outstanding	(28,326)	(62,080)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$22.33

Income from investment operations:
Net investment income (loss)	(0.08	)(1)
Net realized and unrealized gains (losses) on investments	10.54
Total from investment operations	10.46

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$32.79

TOTAL RETURN	46.84	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$37.45
Ratio of expenses to average net assets	1.70	%(3)
Ratio of net investment income (loss) to average net assets	(0.58	)%(3)
Portfolio turnover rate(4)	44	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020		2019		2018	2017	2016

$22.63		$21.43		$22.02	$16.23	$18.36

(0.05	)(1)	(0.05	)(1)	(0.07)	(0.08)	0.07
(0.25)		1.84		0.48	5.97	(0.49)
(0.30)		1.79		0.41	5.89	(0.42)

—		—		—	(0.10)	(0.02)
—		(0.59)		(1.00)	—	(1.69)
—		(0.59)		(1.00)	(0.10)	(1.71)
$22.33		$22.63		$21.43	$22.02	$16.23

-1.33%		8.75%		1.82%	36.41%	-2.57%

$22.51		$23.63		$40.99	$26.33	$26.67
1.75%		1.82%		1.69%	1.81%	1.66%
(0.21)%		(0.23)%		(0.44)%	(0.41)%	0.16%
88%		83%		64%	76%	141%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$22.44

Income from investment operations:
Net investment income (loss)	(0.02	)(1)
Net realized and unrealized gains (losses) on investments	10.60
Total from investment operations	10.58

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$33.02

TOTAL RETURN	47.15	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$25.75
Ratio of expenses to average net assets	1.27	%(3)
Ratio of net investment income (loss) to average net assets	(0.16	)%(3)
Portfolio turnover rate(4)	44	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$22.68	$21.39	$21.91	$16.26	$18.39

0.02 (1)	0.01 (1)	0.03	0.18	0.02
(0.26)	1.87	0.45	5.78	(0.36)
(0.24)	1.88	0.48	5.96	(0.34)

—	—	—	(0.31)	(0.09)
—	(0.59)	(1.00)	—	(1.70)
—	(0.59)	(1.00)	(0.31)	(1.79)
$22.44	$22.68	$21.39	$21.91	$16.26

-1.06%	9.16%	2.16%	36.92%	-2.14%

$21.15	$21.97	$8.85	$5.83	$0.35
1.45%	1.43%	1.34%	1.50%	1.24%
0.08%	0.05%	(0.07)%	(0.17)%	0.52%
88%	83%	64%	76%	141%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

WWW.HENNESSYFUNDS.COM
16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

HENNESSY FUNDS	1-800-966-4354
17

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

HENNESSY FUNDS	1-800-966-4354
19

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $24,858,759 and $26,567,141, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $175,403 and 3.25%, respectively. The interest expensed by the Fund during the six months ended April 30, 2021, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $14,784,000. As of April 30, 2021, the Fund did not have any borrowings outstanding under the line of credit.

HENNESSY FUNDS	1-800-966-4354
21

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$37,074,652
Gross tax unrealized appreciation	$10,484,842
Gross tax unrealized depreciation	(3,835,619)
Net tax unrealized appreciation/(depreciation)	$6,649,223
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(1,011,813)
Total accumulated gain/(loss)	$5,637,410

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had $914,702 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2020, the Fund deferred, on a tax basis, a late-year ordinary loss of $97,111. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2021 (year to date) and fiscal year 2020, the Fund did not pay any distributions.

9).  LIBOR TRANSITION

The Fund invests in securities of financial institutions that may be involved in financings based on, among other floating rates, the London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the UK Financial Conduct Authority, which regulates LIBOR, announced that it would no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021, meaning that LIBOR cannot continue on its current basis and will not be guaranteed after 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking, and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The transition away from LIBOR may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Additionally, any alternative reference rate may be an ineffective substitute, resulting in prolonged adverse market conditions for the Fund’s investments.

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354
23

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” headings are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
24

EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,468.40	$10.40
Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$ 8.50

Institutional Class
Actual	$1,000.00	$1,471.50	$ 7.78
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$ 6.36

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.70% for Investor Class shares or 1.27% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
25

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Adviser regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

HENNESSY FUNDS	1-800-966-4354
27

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

WWW.HENNESSYFUNDS.COM
28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

HENNESSY FUNDS	1-800-966-4354
29

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

WWW.HENNESSYFUNDS.COM
30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY SMALL CAP FINANCIAL FUND

Investor Class  HSFNX
Institutional Class  HISFX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

I can hardly believe that we have been navigating through one of the worst pandemics in modern history for more than a year. From the start, our thoughts have been with those affected by COVID-19 and with our frontline healthcare and essential workers. We are encouraged by the rapid rollout of vaccines and the continued reopening of the economy, and we hope this signals a turning point.

This is the first time in over 20 years in this business that I have witnessed volatility as extreme as the volatility that has rocked the financial markets and the economy over the past year. Both the pace of change and the magnitude of change have been staggering. As I reflect on this, I am reminded of a scientific concept called “punctuated equilibrium.” Biologist Stephen Jay Gould revolutionized evolutionary thinking with this theory, which challenged the prevailing belief that biological change happens slowly, consistently, and methodically over time. His theory instead proposed that change happens abruptly and dramatically and that new species pop up and others vanish rapidly, sometimes caused by catastrophic events. In between these explosive periods are much longer intervals of relative stability.

The dramatic market downdraft brought on by the pandemic, followed by the equally dramatic recovery, have been jarring. We witnessed an explosion of IPOs, a plethora of bankruptcies, and a dramatic change in market leadership. Yet unlike in the biological world, we are able to respond to stock market crises and try to dampen their negative impact. There have been numerous and unprecedented fiscal and monetary responses from the Federal Reserve and the U.S. government, and in many ways these measures may have spurred the economic recovery.

For the first six months of our fiscal year through April 30, 2021, the market appeared to be on a relentless march higher, with the S&P 500® Index rising 28.85% on a total return basis, setting new all-time highs 35 times in 124 trading days and closing at its then-highest level ever on April 29, 2021. We saw a dramatic shift back toward value investing, and many of the sectors and individual stocks that had underperformed for most of last year soared. Value outperformed growth, small-caps beat mid-caps, and mid-caps beat large-caps. The Energy and Financials sectors skyrocketed, as evidenced by the S&P 500® Energy Index’s total return of 75.94% and the Russell 1000® Index Financials’ total return of 52.00% during the six-month period. As we begin to move beyond the chaos caused by the pandemic, solid market fundamentals are reappearing, which we believe underscores the health and strength of our economy.

We are pleased with the performance of our mutual funds during the first half of our fiscal year. On an absolute basis, each of our 16 Funds achieved positive performance, and 11 of our 16 funds outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index, and three of our sector Funds posted total returns of over 50%, due primarily to their focus on the Energy and Financials sectors. We believe this was a favorable period for both our style of high-conviction investing as well as the areas and sectors of the market in which our Funds focus. While performance may wax and wane over a complete market cycle, we remain committed to managing our portfolios for long-term performance, ever mindful of downside risk.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Circling back to Gould’s theory of punctuated equilibrium, we are left with the question, “Where do we go from here?” Are we entering a more stable period in the economy and the market, similar to the periods of relative stasis in the geological record? We are optimistic that this may in fact be the case and that the markets will return to a less volatile part of the cycle. But, with history as our guide, we know that even the greatest bull markets have experienced corrections along the way. While certain individual stock or sector valuations might look stretched, we believe the market as a whole has more room to run. Strong GDP growth and increasing earnings expectations for this year, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and a measured reopening of certain parts of the economy all support the market moving higher from here.

We remain committed to our shareholders as we thoughtfully navigate these unprecedented times. We know that you have a multitude of investment options to choose from, and we are grateful for the trust you put in us and your continued interest and investment in our family of Funds. Should you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	75.43%	101.52%	13.41%	10.66%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)	75.79%	102.32%	13.83%	11.03%
Russell 2000® Index Financials	50.99%	68.41%	12.55%	11.42%
Russell 2000® Index	48.06%	74.91%	16.48%	11.63%

Expense ratios: 1.66% (Investor Class); 1.30% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Small Cap Financial Fund.

The Russell 2000® Index Financials is a subset of the Russell 2000® Index that measures the performance of the securities classified in the financials sector of the small-capitalization U.S. equity market. The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization, representing approximately 8% of the Russell 3000® Index in terms of total market capitalization. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY SMALL CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Alliance Data Systems Corp.	4.78%
HomeTrust Bancshares, Inc.	4.57%
First BanCorp.	4.55%
CIT Group, Inc.	4.48%
Hingham Institution for Savings	4.41%
Lakeland Bancorp, Inc.	4.33%
Hancock Whitney Corp.	4.19%
Meridian Bancorp, Inc.	4.00%
Texas Capital Bancshares, Inc.	3.98%
Berkshire Hills Bancorp, Inc.	3.94%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 99.09%	Number		% of
	of Shares	Value	Net Assets
Financials – 94.31%
Associated Banc-Corp.	155,000	$3,392,950	2.46%
BankUnited, Inc.	70,000	3,262,700	2.36%
Banner Corp.	82,000	4,660,880	3.38%
Berkshire Hills Bancorp, Inc.	245,000	5,436,550	3.94%
Brookline Bancorp, Inc.	100,000	1,610,000	1.17%
Cadence BanCorp	235,000	5,228,750	3.79%
CIT Group, Inc.	116,000	6,181,640	4.48%
ConnectOne Bancorp, Inc.	175,000	4,751,250	3.44%
First BanCorp. (a)	500,000	6,285,000	4.55%
First Midwest Bancorp, Inc.	255,000	5,347,350	3.87%
Flushing Financial Corp.	10,000	232,700	0.17%
Hancock Whitney Corp.	125,000	5,780,000	4.19%
HarborOne Bancorp, Inc.	115,000	1,645,650	1.19%
Hingham Institution for Savings	20,000	6,082,800	4.41%
HomeTrust Bancshares, Inc.	230,000	6,302,000	4.57%
Independent Bank Corp.	62,500	5,118,750	3.71%
Investors Bancorp, Inc.	335,000	4,904,400	3.55%
Kearny Financial Corp. of Maryland	180,000	2,300,400	1.67%
Lakeland Bancorp, Inc.	330,000	5,982,900	4.33%
Meridian Bancorp, Inc.	250,000	5,527,500	4.00%
New York Community Bancorp, Inc.	370,000	4,425,200	3.21%
Pacific Premier Bancorp, Inc.	80,000	3,522,400	2.55%
PacWest Bancorp	112,500	4,883,625	3.54%
Shore Bancshares, Inc.	70,000	1,178,800	0.85%
Sterling Bancorp	125,000	3,141,250	2.28%
Synovus Financial Corp.	115,000	5,388,900	3.90%
Texas Capital Bancshares, Inc. (b)	80,000	5,490,400	3.98%
Webster Financial Corp.	40,000	2,116,400	1.53%
Wintrust Financial Corp.	70,000	5,397,000	3.91%
WSFS Financial Corp.	90,000	4,598,100	3.33%
		130,176,245	94.31%

Information Technology – 4.78%
Alliance Data Systems Corp.	56,000	6,599,600	4.78%

Total Common Stocks
(Cost $85,004,255)		136,775,845	99.09%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 0.85%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.85%
First American Government Obligations Fund,
Institutional Class, 0.03% (c)	1,173,385	$1,173,385	0.85%

Total Short-Term Investments
(Cost $1,173,385)		1,173,385	0.85%

Total Investments
(Cost $86,177,640) – 99.94%		137,949,230	99.94%
Other Assets in Excess of Liabilities – 0.06%		88,429	0.06%

TOTAL NET ASSETS – 100.00%		$138,037,659	100.00%

Percentages are stated as a percent of net assets.

(a)	U.S.-traded security of a foreign corporation.
(b)	Non-income-producing security.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2021.

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$130,176,245	$—	$—	$130,176,245
Information Technology	6,599,600	—	—	6,599,600
Total Common Stocks	$136,775,845	$—	$—	$136,775,845
Short-Term Investments
Money Market Funds	$1,173,385	$—	$—	$1,173,385
Total Short-Term Investments	$1,173,385	$—	$—	$1,173,385
Total Investments	$137,949,230	$—	$—	$137,949,230

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $86,177,640)	$137,949,230
Dividends and interest receivable	8,807
Receivable for fund shares sold	343,998
Prepaid expenses and other assets	20,459
Total assets	138,322,494

LIABILITIES:
Payable for fund shares redeemed	75,909
Payable to advisor	98,963
Payable to sub-transfer agents	34,186
Payable to administrator	25,791
Payable to auditor	11,227
Accrued distribution fees	19,708
Accrued service fees	9,191
Accrued trustees fees	4,892
Accrued expenses and other payables	4,968
Total liabilities	284,835
NET ASSETS	$138,037,659

NET ASSETS CONSISTS OF:
Capital stock	$92,059,306
Total distributable earnings	45,978,353
Total net assets	$138,037,659

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$115,597,051
Shares issued and outstanding	3,808,681
Net asset value, offering price, and redemption price per share	$30.35

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$22,440,608
Shares issued and outstanding	1,257,191
Net asset value, offering price, and redemption price per share	$17.85

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,176,060
Interest income	307
Total investment income	1,176,367

EXPENSES:
Investment advisory fees (See Note 5)	458,414
Sub-transfer agent expenses – Investor Class (See Note 5)	75,684
Sub-transfer agent expenses – Institutional Class (See Note 5)	3,854
Distribution fees – Investor Class (See Note 5)	63,793
Administration, accounting, custody, and transfer agent fees (See Note 5)	62,038
Service fees – Investor Class (See Note 5)	42,529
Federal and state registration fees	16,569
Compliance expense (See Note 5)	13,844
Audit fees	11,227
Trustees’ fees and expenses	9,412
Reports to shareholders	6,903
Legal fees	548
Interest expense (See Note 7)	208
Other expenses	7,142
Total expenses	772,165
NET INVESTMENT INCOME	$404,202

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$3,319,553
Net change in unrealized appreciation/depreciation on investments	47,464,837
Net gain on investments	50,784,390
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,188,592

(1)	Net of foreign taxes withheld of $5,050.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

(This Page Intentionally Left Blank.)

WWW.HENNESSYFUNDS.COM
10

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment income	$404,202	$774,849
Net realized gain (loss) on investments	3,319,553	(8,317,125)
Net change in unrealized
appreciation/depreciation on investments	47,464,837	(9,544,740)
Net increase (decrease) in net
assets resulting from operations	51,188,592	(17,087,016)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(640,077)	(3,014,018)
Distributable earnings – Institutional Class	(266,480)	(963,722)
Total distributions	(906,557)	(3,977,740)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	32,825,478	1,461,277
Proceeds from shares subscribed – Institutional Class	8,597,544	4,656,510
Dividends reinvested – Investor Class	621,958	2,952,871
Dividends reinvested – Institutional Class	237,659	935,074
Cost of shares redeemed – Investor Class	(14,647,404)	(21,427,965)
Cost of shares redeemed – Institutional Class	(5,449,480)	(12,043,139)
Net increase (decrease) in net assets derived
from capital share transactions	22,185,755	(23,465,372)
TOTAL INCREASE (DECREASE) IN NET ASSETS	72,467,790	(44,530,128)

NET ASSETS:
Beginning of period	65,569,869	110,099,997
End of period	$138,037,659	$65,569,869

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,197,879	90,621
Shares sold – Institutional Class	561,491	483,086
Shares issued to holders as reinvestment
of dividends – Investor Class	28,361	136,924
Shares issued to holders as reinvestment
of dividends – Institutional Class	18,452	72,426
Shares redeemed – Investor Class	(565,158)	(1,216,466)
Shares redeemed – Institutional Class	(346,369)	(1,136,528)
Net increase (decrease) in shares outstanding	894,656	(1,569,937)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$17.46

Income from investment operations:
Net investment income (loss)	0.09	(1)
Net realized and unrealized gains (losses) on investments	13.00
Total from investment operations	13.09

Less distributions:
Dividends from net investment income	(0.20)
Dividends from net realized gains	—
Total distributions	(0.20)
Net asset value, end of period	$30.35

TOTAL RETURN	75.43	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$115.60
Ratio of expenses to average net assets	1.58	%(4)
Ratio of net investment income (loss) to average net assets	0.73	%(4)
Portfolio turnover rate(5)	15	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$21.60	$21.96	$26.02	$23.48	$23.81

0.16 (1)	0.10 (1)	0.03	(0.04)	0.10
(3.55)	0.93	(2.12)	5.83	1.20
(3.39)	1.03	(2.09)	5.79	1.30

(0.09)	(0.07)	0.00 (2)	(0.06)	(0.03)
(0.66)	(1.32)	(1.97)	(3.19)	(1.60)
(0.75)	(1.39)	(1.97)	(3.25)	(1.63)
$17.46	$21.60	$21.96	$26.02	$23.48

-16.37%	5.27%	-8.79%	25.03%	5.80%

$54.96	$89.36	$122.00	$174.01	$132.09
1.65%	1.58%	1.54%	1.52%	1.54%
0.96%	0.47%	0.11%	(0.06)%	0.38%
75%	46%	28%	46%	46%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.37

Income from investment operations:
Net investment income	0.08	(1)
Net realized and unrealized gains (losses) on investments	7.67
Total from investment operations	7.75

Less distributions:
Dividends from net investment income	(0.27)
Dividends from net realized gains	—
Total distributions	(0.27)
Net asset value, end of period	$17.85

TOTAL RETURN	75.79	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$22.44
Ratio of expenses to average net assets	1.19	%(3)
Ratio of net investment income to average net assets	1.10	%(3)
Portfolio turnover rate(4)	15	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$12.92	$13.28	$15.69	$14.23	$14.39

0.13 (1)	0.10 (1)	0.07	0.02	0.09
(2.10)	0.54	(1.27)	3.56	0.75
(1.97)	0.64	(1.20)	3.58	0.84

(0.19)	(0.18)	(0.02)	(0.17)	(0.04)
(0.39)	(0.82)	(1.19)	(1.95)	(0.96)
(0.58)	(1.00)	(1.21)	(2.12)	(1.00)
$10.37	$12.92	$13.28	$15.69	$14.23

-16.05%	5.57%	-8.42%	25.56%	6.22%

$10.61	$20.74	$35.66	$37.92	$21.27
1.29%	1.23%	1.15%	1.15%	1.17%
1.27%	0.84%	0.51%	0.30%	0.72%
75%	46%	28%	46%	46%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy Small Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

WWW.HENNESSYFUNDS.COM
16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

HENNESSY FUNDS	1-800-966-4354
17

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

HENNESSY FUNDS	1-800-966-4354
19

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $36,111,682 and $15,012,417, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $12,746 and 3.25%, respectively. The interest expensed by the Fund during the six months ended April 30, 2021, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $316,000. As of April 30, 2021, the Fund did not have any borrowings outstanding under the line of credit.

HENNESSY FUNDS	1-800-966-4354
21

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$63,533,123
Gross tax unrealized appreciation	$11,645,918
Gross tax unrealized depreciation	(9,553,201)
Net tax unrealized appreciation/(depreciation)	$2,092,717
Undistributed ordinary income	$242,896
Undistributed long-term capital gains	—
Total distributable earnings	$242,896
Other accumulated gain/(loss)	$(6,639,295)
Total accumulated gain/(loss)	$(4,303,682)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had $2,735,116 in unlimited long-term and $3,904,179 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2021 (year to date) and fiscal year 2020, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020
Ordinary income(1)	$906,557	$698,496
Long-term capital gains	—	3,279,244
Total distributions	$906,557	$3,977,740

(1)  Ordinary income includes short-term capital gains.

9).  LIBOR TRANSITION

The Fund invests in securities of financial institutions that may be involved in financings based on, among other floating rates, the London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the UK Financial Conduct Authority, which regulates LIBOR, announced that it would no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021, meaning that LIBOR cannot continue on its current basis and will not be guaranteed after 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking, and the process for

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

amending existing contracts or instruments to transition away from LIBOR remains unclear. The transition away from LIBOR may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Additionally, any alternative reference rate may be an ineffective substitute, resulting in prolonged adverse market conditions for the Fund’s investments.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354
23

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” headings are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
24

EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,754.30	$10.79
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$ 7.90

Institutional Class
Actual	$1,000.00	$1,757.90	$ 8.14
Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$ 5.96

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.58% for Investor Class shares or 1.19% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
25

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Adviser regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

HENNESSY FUNDS	1-800-966-4354
27

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

WWW.HENNESSYFUNDS.COM
28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

HENNESSY FUNDS	1-800-966-4354
29

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

WWW.HENNESSYFUNDS.COM
30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2021

HENNESSY TECHNOLOGY FUND

Investor Class  HTECX
Institutional Class  HTCIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2021

Dear Hennessy Funds Shareholder:

I can hardly believe that we have been navigating through one of the worst pandemics in modern history for more than a year. From the start, our thoughts have been with those affected by COVID-19 and with our frontline healthcare and essential workers. We are encouraged by the rapid rollout of vaccines and the continued reopening of the economy, and we hope this signals a turning point.

This is the first time in over 20 years in this business that I have witnessed volatility as extreme as the volatility that has rocked the financial markets and the economy over the past year. Both the pace of change and the magnitude of change have been staggering. As I reflect on this, I am reminded of a scientific concept called “punctuated equilibrium.” Biologist Stephen Jay Gould revolutionized evolutionary thinking with this theory, which challenged the prevailing belief that biological change happens slowly, consistently, and methodically over time. His theory instead proposed that change happens abruptly and dramatically and that new species pop up and others vanish rapidly, sometimes caused by catastrophic events. In between these explosive periods are much longer intervals of relative stability.

The dramatic market downdraft brought on by the pandemic, followed by the equally dramatic recovery, have been jarring. We witnessed an explosion of IPOs, a plethora of bankruptcies, and a dramatic change in market leadership. Yet unlike in the biological world, we are able to respond to stock market crises and try to dampen their negative impact. There have been numerous and unprecedented fiscal and monetary responses from the Federal Reserve and the U.S. government, and in many ways these measures may have spurred the economic recovery.

For the first six months of our fiscal year through April 30, 2021, the market appeared to be on a relentless march higher, with the S&P 500® Index rising 28.85% on a total return basis, setting new all-time highs 35 times in 124 trading days and closing at its then-highest level ever on April 29, 2021. We saw a dramatic shift back toward value investing, and many of the sectors and individual stocks that had underperformed for most of last year soared. Value outperformed growth, small-caps beat mid-caps, and mid-caps beat large-caps. The Energy and Financials sectors skyrocketed, as evidenced by the S&P 500® Energy Index’s total return of 75.94% and the Russell 1000® Index Financials’ total return of 52.00% during the six-month period. As we begin to move beyond the chaos caused by the pandemic, solid market fundamentals are reappearing, which we believe underscores the health and strength of our economy.

We are pleased with the performance of our mutual funds during the first half of our fiscal year. On an absolute basis, each of our 16 Funds achieved positive performance, and 11 of our 16 funds outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index, and three of our sector Funds posted total returns of over 50%, due primarily to their focus on the Energy and Financials sectors. We believe this was a favorable period for both our style of high-conviction investing as well as the areas and sectors of the market in which our Funds focus. While performance may wax and wane over a complete market cycle, we remain committed to managing our portfolios for long-term performance, ever mindful of downside risk.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Circling back to Gould’s theory of punctuated equilibrium, we are left with the question, “Where do we go from here?” Are we entering a more stable period in the economy and the market, similar to the periods of relative stasis in the geological record? We are optimistic that this may in fact be the case and that the markets will return to a less volatile part of the cycle. But, with history as our guide, we know that even the greatest bull markets have experienced corrections along the way. While certain individual stock or sector valuations might look stretched, we believe the market as a whole has more room to run. Strong GDP growth and increasing earnings expectations for this year, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and a measured reopening of certain parts of the economy all support the market moving higher from here.

We remain committed to our shareholders as we thoughtfully navigate these unprecedented times. We know that you have a multitude of investment options to choose from, and we are grateful for the trust you put in us and your continued interest and investment in our family of Funds. Should you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2021

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	41.98%	66.79%	20.98%	11.78%
Hennessy Technology Fund –
Institutional Class (HTCIX)	42.13%	67.19%	21.29%	12.08%
NASDAQ Composite Index	28.41%	58.30%	25.23%	18.49%
S&P 500® Index	28.85%	45.98%	17.42%	14.17%

Expense ratios:	Gross 3.45%, Net 1.23%(2) (Investor Class);
Gross 3.08%, Net 0.98%(2) (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2022.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Technology Fund.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all common stocks listed on The NASDAQ Stock Market. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2021 (Unaudited)

HENNESSY TECHNOLOGY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Seagate Technology PLC	1.96%
1-800-Flowers.com, Inc.	1.83%
Revolve Group, Inc.	1.81%
Cambium Networks Corp.	1.79%
Atlassian Corp. PLC	1.76%
Bentley Systems, Inc.	1.75%
CDW Corp.	1.74%
Fortinet, Inc.	1.74%
Adobe Systems, Inc.	1.72%
Amazon.com, Inc.	1.72%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 97.16%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.93%
Cargurus, Inc. (a)	5,550	$136,974	1.66%
Momo, Inc. – ADR (b)	8,902	130,503	1.58%
SciPlay Corp. (a)	7,877	139,029	1.69%
		406,506	4.93%

Consumer Discretionary – 10.24%
1-800-Flowers.com, Inc. (a)	4,713	150,698	1.83%
Amazon.com, Inc. (a)	41	142,164	1.72%
Etsy, Inc. (a)	683	135,774	1.65%
Shutterstock, Inc.	1,452	126,585	1.54%
Revolve Group, Inc. (a)	3,077	149,204	1.81%
Vipshop Holdings Ltd. – ADR (a)(b)	4,523	139,173	1.69%
		843,598	10.24%

Information Technology – 81.99%
Accenture PLC, Class A (b)	479	138,896	1.69%
Adobe Systems, Inc. (a)	279	141,827	1.72%
Advanced Micro Devices, Inc. (a)	1,654	135,000	1.64%
Amkor Technology, Inc.	5,106	103,243	1.25%
Apple, Inc.	1,070	140,662	1.71%
Arrow Electronics, Inc. (a)	1,175	134,032	1.63%
ASE Technology Holding Co. Ltd. – ADR (b)	17,007	141,328	1.71%
Aspen Technology, Inc. (a)	882	115,401	1.40%
Atlassian Corp. PLC (a)(b)	609	144,674	1.76%
Autodesk, Inc. (a)	464	135,446	1.64%
Automatic Data Processing, Inc.	717	134,072	1.63%
Bentley Systems, Inc.	2,812	143,974	1.75%
Cambium Networks Corp. (a)(b)	2,453	147,180	1.79%
Cardtronics PLC (a)(b)	3,466	134,619	1.63%
CDW Corp.	805	143,556	1.74%
Celestica, Inc. (a)(b)	15,203	126,641	1.54%
Conduent, Inc. (a)	19,444	132,219	1.60%
CSG Systems International, Inc.	2,934	134,935	1.64%
Daktronics, Inc. (a)	21,165	130,588	1.58%
Digital Turbine, Inc. (a)	1,646	124,158	1.51%
DXC Technology Co. (a)	4,229	139,176	1.69%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Fair Isaac Corp. (a)	267	$139,216	1.69%
Flex Ltd. (a)(b)	7,356	127,994	1.55%
Fortinet, Inc. (a)	704	143,778	1.74%
Hewlett Packard Enterprise Co.	8,556	137,067	1.66%
Inseego Corp. (a)	13,958	123,947	1.50%
Intel Corp.	2,024	116,441	1.41%
Intelligent Systems Corp. (a)	3,253	124,655	1.51%
Jabil, Inc.	2,508	131,469	1.60%
Kimball Electronics, Inc. (a)	5,050	116,201	1.41%
KLA-Tencor Corp.	379	119,518	1.45%
Lam Research Corp.	204	126,572	1.54%
Mastercard, Inc., Class A	366	139,834	1.70%
Methode Electronics, Inc.	3,051	137,081	1.66%
NetApp, Inc.	1,812	135,338	1.64%
Oracle Corp.	1,864	141,273	1.71%
Qualcomm, Inc.	934	129,639	1.57%
Sanmina Corp. (a)	3,134	127,993	1.55%
Seagate Technology PLC (b)	1,744	161,913	1.96%
ServiceNow, Inc. (a)	262	132,669	1.61%
Sykes Enterprises, Inc. (a)	2,960	129,737	1.57%
Synnex Corp.	1,121	135,865	1.65%
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (b)	1,082	126,313	1.53%
Texas Instruments, Inc.	684	123,469	1.50%
The Western Union Co.	5,238	134,931	1.64%
Tower Semiconductor Ltd. (a)(b)	4,470	126,501	1.53%
TTM Technologies, Inc. (a)	8,854	132,810	1.61%
Vertex, Inc. (a)	5,965	121,865	1.48%
Vishay Intertechnology, Inc.	5,280	129,730	1.57%
Xerox Holdings Corp.	5,436	131,225	1.59%
Zoom Video Communications, Inc. (a)	416	132,941	1.61%
		6,759,612	81.99%

Total Common Stocks
(Cost $6,315,088)		8,009,716	97.16%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

SHORT-TERM INVESTMENTS – 2.78%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.78%
First American Government Obligations Fund,
Institutional Class, 0.03% (c)	229,558	$229,558	2.78%

Total Short-Term Investments
(Cost $229,558)		229,558	2.78%

Total Investments
(Cost $6,544,646) – 99.94%		8,239,274	99.94%
Other Assets in Excess of Liabilities – 0.06%		5,111	0.06%

TOTAL NET ASSETS – 100.00%		$8,244,385	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2021.

Summary of Fair Value Exposure as of April 30, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$406,506	$—	$—	$406,506
Consumer Discretionary	843,598	—	—	843,598
Information Technology	6,759,612	—	—	6,759,612
Total Common Stocks	$8,009,716	$—	$—	$8,009,716
Short-Term Investments
Money Market Funds	$229,558	$—	$—	$229,558
Total Short-Term Investments	$229,558	$—	$—	$229,558
Total Investments	$8,239,274	$—	$—	$8,239,274

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $6,544,646)	$8,239,274
Cash	5,519
Dividends and interest receivable	1,765
Receivable for fund shares sold	850
Prepaid expenses and other assets	16,003
Due from advisor	3,105
Total assets	8,266,516

LIABILITIES:
Payable to auditor	11,227
Accrued distribution fees	1,146
Accrued service fees	511
Accrued trustees fees	5,159
Accrued expenses and other payables	4,088
Total liabilities	22,131
NET ASSETS	$8,244,385

NET ASSETS CONSISTS OF:
Capital stock	$5,235,867
Total distributable earnings	3,008,518
Total net assets	$8,244,385

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$6,178,946
Shares issued and outstanding	234,886
Net asset value, offering price, and redemption price per share	$26.31

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$2,065,439
Shares issued and outstanding	76,470
Net asset value, offering price, and redemption price per share	$27.01

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$55,230
Interest income	36
Total investment income	55,266

EXPENSES:
Investment advisory fees (See Note 5)	27,298
Federal and state registration fees	14,583
Compliance expense (See Note 5)	13,844
Audit fees	11,227
Administration, accounting, custody, and transfer agent fees (See Note 5)	10,345
Trustees’ fees and expenses	9,143
Sub-transfer agent expenses – Investor Class (See Note 5)	3,904
Sub-transfer agent expenses – Institutional Class (See Note 5)	345
Distribution fees – Investor Class (See Note 5)	4,122
Reports to shareholders	2,813
Service fees – Investor Class (See Note 5)	2,748
Other expenses	2,326
Total expenses before waivers and reimbursements	102,698
Service provider expense waiver (See Note 5)	(10,345)
Expense reimbursement by advisor – Investor Class (See Note 5)	(37,477)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(11,855)
Net expenses	43,021
NET INVESTMENT INCOME	$12,245

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$1,363,208
Net change in unrealized appreciation/depreciation on investments	1,001,898
Net gain on investments	2,365,106
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,377,351

(1)	Net of issuance fees of $306.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
OPERATIONS:
Net investment income	$12,245	$9,137
Net realized gain on investments	1,363,208	677,479
Net change in unrealized
appreciation/depreciation on investments	1,001,898	(84,382)
Net increase in net assets resulting from operations	2,377,351	602,234

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(493,580)	(108,418)
Distributable earnings – Institutional Class	(175,930)	(37,553)
Total distributions	(669,510)	(145,971)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	642,864	731,750
Proceeds from shares subscribed – Institutional Class	41,450	67,473
Dividends reinvested – Investor Class	482,162	106,748
Dividends reinvested – Institutional Class	175,930	37,105
Cost of shares redeemed – Investor Class	(472,913)	(811,778)
Cost of shares redeemed – Institutional Class	(59,416)	(92,300)
Net increase in net assets derived
from capital share transactions	810,077	38,998
TOTAL INCREASE IN NET ASSETS	2,517,918	495,261

NET ASSETS:
Beginning of period	5,726,467	5,231,206
End of period	$8,244,385	$5,726,467

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	25,202	39,530
Shares sold – Institutional Class	1,657	3,356
Shares issued to holders as reinvestment
of dividends – Investor Class	21,238	5,574
Shares issued to holders as reinvestment
of dividends – Institutional Class	7,528	1,887
Shares redeemed – Investor Class	(19,180)	(43,369)
Shares redeemed – Institutional Class	(2,440)	(4,535)
Net increase in shares outstanding	34,005	2,443

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$20.50

Income from investment operations:
Net investment income (loss)	0.03	(1)
Net realized and unrealized gains on investments	8.18
Total from investment operations	8.21

Less distributions:
Dividends from net investment income	(0.04)
Dividends from net realized gains	(2.36)
Total distributions	(2.40)
Net asset value, end of period	$26.31

TOTAL RETURN	41.98	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$6.18
Ratio of expenses to average net assets:
Before expense reimbursement	2.87	%(3)
After expense reimbursement	1.23	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.38	)%(3)
After expense reimbursement	0.26	%(3)
Portfolio turnover rate(5)	112	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019		2018	2017		2016

$18.90	$18.04		$18.46	$15.82		$15.36

0.02 (1)	(0.03	)(1)	(0.05)	(0.23)		(0.68)
2.10	3.15		1.26	2.87		1.14
2.12	3.12		1.21	2.64		0.46

—	—		—	—		—
(0.52)	(2.26)		(1.63)	—		—
(0.52)	(2.26)		(1.63)	—		—
$20.50	$18.90		$18.04	$18.46		$15.82

11.42%	20.47%		7.25%	16.69%		2.99%

$4.26	$3.89		$3.31	$3.20		$2.91

3.45%	3.84%		3.70%	4.16%		3.61%
1.23%	1.23%		1.23%	2.15	%(4)	3.61%

(2.12)%	(2.80)%		(2.83)%	(3.16)%		(2.92)%
0.10%	(0.19)%		(0.36)%	(1.15	)%(4)	(2.92)%
192%	185%		225%	267%		80%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2021
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$21.08

Income from investment operations:
Net investment income (loss)	0.07	(1)
Net realized and unrealized gains on investments	8.40
Total from investment operations	8.47

Less distributions:
Dividends from net investment income	(0.11)
Dividends from net realized gains	(2.43)
Total distributions	(2.54)
Net asset value, end of period	$27.01

TOTAL RETURN	42.13	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$2.07
Ratio of expenses to average net assets:
Before expense reimbursement	2.52	%(3)
After expense reimbursement	0.98	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.02	)%(3)
After expense reimbursement	0.52	%(3)
Portfolio turnover rate(5)	112	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018	2017		2016

$19.40	$18.47	$18.85	$16.11		$15.58

0.07 (1)	0.01 (1)	0.01	(0.12)		(0.43)
2.15	3.23	1.28	2.86		0.96
2.22	3.24	1.29	2.74		0.53

(0.01)	—	—	—		—
(0.53)	(2.31)	(1.67)	—		—
(0.54)	(2.31)	(1.67)	—		—
$21.08	$19.40	$18.47	$18.85		$16.11

11.67%	20.77%	7.54%	17.01%		3.40%

$1.47	$1.34	$1.09	$1.22		$0.90

3.08%	3.47%	3.27%	3.74%		3.28%
0.98%	0.98%	0.98%	1.77	%(4)	3.28%

(1.74)%	(2.43)%	(2.41)%	(2.74)%		(2.59)%
0.36%	0.06%	(0.12)%	(0.77	)%(4)	(2.59)%
192%	185%	225%	267%		80%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements April 30, 2021 (Unaudited)

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

WWW.HENNESSYFUNDS.COM
16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements or the requirement to disclose the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

HENNESSY FUNDS	1-800-966-4354
17

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

WWW.HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

HENNESSY FUNDS	1-800-966-4354
19

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2021, were $8,053,534 and $7,912,852, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Advisor has contractually agreed to limit total annual operating expenses to 0.98% of the Fund’s net assets for both Investor Class shares and Institutional Class shares (excluding all federal, state and local taxes, interest, brokerage commissions, 12b-1 fees, shareholder servicing fees payable to the Advisor, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2022.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of April 30, 2021, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	2021	2022	2023	2024	Total
Investor Class	$42,604	$92,255	$86,892	$37,477	$259,228
Institutional Class	$13,210	$29,447	$27,643	$11,855	$ 82,155

The Advisor did not recoup expenses from the Fund during the six months ended April 30, 2021.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily

WWW.HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during the six months ended April 30, 2021, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2021, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of

HENNESSY FUNDS	1-800-966-4354
21

business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$5,113,211
Gross tax unrealized appreciation	$1,023,207
Gross tax unrealized depreciation	(393,145)
Net tax unrealized appreciation/(depreciation)	$630,062
Undistributed ordinary income	$239,745
Undistributed long-term capital gains	430,870
Total distributable earnings	$670,615
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$1,300,677

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2021 (year to date) and fiscal year 2020, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020
Ordinary income(1)	$239,745	$61,675
Long-term capital gains	429,765	84,296
Total distributions	$669,510	$145,971

(1)  Ordinary income includes short-term capital gains.

WWW.HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354
23

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020, through April 30, 2021.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” headings are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM
24

EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period(1)
Investor Class
Actual	$1,000.00	$1,419.80	$7.38
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.16

Institutional Class
Actual	$1,000.00	$1,421.30	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
25

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 72.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 98.92%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of notices, shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

WWW.HENNESSYFUNDS.COM
26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 10, 2021, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included performance information over various periods;

(6)	An description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Adviser regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

HENNESSY FUNDS	1-800-966-4354
27

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

WWW.HENNESSYFUNDS.COM
28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor compensates, in part, a number of these third-party providers out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s significant marketing efforts to promote the Funds and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

HENNESSY FUNDS	1-800-966-4354
29

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

WWW.HENNESSYFUNDS.COM
30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)

NOTICE:

Important Shareholder Report(s) Available Online and in Print by Request

Shareholder reports contain important information about your investments, including portfolio holdings and financial statements. We encourage you to review the shareholder report(s) and other information by visiting: www.hennessyfunds.com/funds/fund-documents

You may request printed copies or change your delivery preferences at any time by calling:

U.S. Bank Global Fund Services
1-800-261-6950 or 1-414-765-4124

Please contact U.S. Bank Global Fund Services if you would like to:

✓	Request a paper copy of a specific shareholder report, free of charge. Unless you contact U.S. Bank Global Fund Services, you will NOT receive a paper copy.

✓	Elect to receive paper copies of ALL future shareholder reports, free of charge.

✓	Elect to receive shareholder reports and other communications (including quarterly statements, annual tax statements, and prospectuses) electronically delivered to your email.

Note: You may also elect eDelivery by accessing your account online at www.hennessyfunds.com/account

Subscribe to receive our team’s unique market and sector insights delivered to your inbox

www.hennessyfunds.com/subscribe

Follow us on social media

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)).

Item 6. Investments.

(a)	The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a‑3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized, and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a‑2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act. Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Rule 30a‑2(b) under the Act and Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENNESSY FUNDS TRUST
(Registrant)

By:      /s/Neil J. Hennessy
Neil J. Hennessy
President

Date:  July 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Neil J. Hennessy Neil J. Hennessy, President and Principal Executive Officer

Date: July 9, 2021

By: /s/Teresa M. Nilsen Teresa M. Nilsen, Treasurer and Principal Financial Officer

Date: July 9, 2021